UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:     BlackRock Funds

BlackRock Commodity Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Multi-Asset Real Return Fund

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Risk Allocation Fund

BlackRock Ultra-Short Obligations Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2013

Date of reporting period: 07/31/2013

Item 1 – Report to Stockholders

JULY 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock Commodity Strategies Fund

„   BlackRock Global Long/Short Credit Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2013	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2013, the Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM.

What factors influenced performance?

•

While the Fund and its benchmark posted negative returns for the period, the Fund out-performed the benchmark index primarily due to relative performance within its energy equity exposure. High prices for oil and a steady recovery in the US economy (the largest consumer of crude oil) generated momentum for energy equities during the period and the Fund’s stock selection within the sector aided performance. A position in US integrated oil & gas company, Hess Corp. was the top individual contributor as investors reacted favorably to changes in the company’s management structure and strategy.

•

The Fund’s positioning within agricultural equities also contributed positively to relative performance. In anticipation of a large harvest in the northern hemisphere leading to increased supply in the grains market, the Fund was positioned to benefit from lower grains prices. Specifically, the Fund’s underweight exposure to companies selling inputs to farmers, such as fertilizer and agriculture equipment companies, proved to be an advantage as softer grain prices caused these stocks to underperform. The Fund also benefited from holding overweight positions in the agribusiness and livestock segments. Agribusiness performed well as the aforementioned expectation for a strong harvest meant that there would be increased demand for storage and transportation services. Meanwhile, lower grain prices translated into lower input costs for livestock companies.

•	The Fund’s commodity-linked derivatives strategy also outperformed the benchmark index as a result of positioning along the forward futures curve.

•

Detracting from the Fund’s performance was its exposure to gold-related equities. Gold prices fell significantly during the period amid a strengthening US dollar and concerns about a possible reduction in monetary stimulus. The Fund’s focus on gold companies with high asset quality, lower-than-average costs and better-than-average balance sheets helped to avoid the degree of losses seen in the sector as a whole, but the exposure still weighed on performance. The Fund’s holdings in the mining sector also detracted from relative returns. Mining companies fell out of favor with investors due to concerns about slowing growth in China and the industry’s track record of poor capital allocation. Additionally, mining commodity prices were driven down by ample supply. Lastly, the Fund’s use of foreign exchange contracts hindered returns during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund sought to maintain generally equal weightings between the equity and derivatives strategies as well as balanced and broad equity exposure across commodity sectors. The Dow Jones-UBS Commodity Index Total ReturnSM rebalanced in January 2013. Accordingly, the Fund rebalanced to reset its strategy and sector allocations. The intention with systematic portfolio rebalancing is to add a source of incremental return and strive to achieve the Fund’s objectives.

•

Also during the period, the Fund maintained a position in cash and cash equivalents, predominantly comprised of US Treasury bills, as collateral against the Fund’s exposure to commodity-linked notes. The Fund’s cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund’s net assets were invested in roughly equal allocations to the commodity-related equity strategy and the commodity-linked derivatives strategy (including collateral held against the commodity-linked note exposure). Aggregating both strategies, the Fund was overweight relative to the benchmark index in energy and industrial metals, and underweight in agriculture and precious metals. The Fund continues to seek to offer balanced and broad exposure across commodity sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

International Bank for Reconstruction & Development 3-month LIBOR, 8/15/14-CLN	6%
Chevron Corp.	5
JPMorgan Chase Bank, N.A. 3-month LIBOR, 8/08/14-CLN	4
UBS AG 3-month LIBOR, 8/01/14-CLN	4
Exxon Mobil Corp.	4
Schlumberger Ltd.	3
BP PLC	3
BHP Billiton PLC	2
UBS AG 3-month LIBOR, 5/22/14-CLN	2
Swedish Export Credit Corp. 3-month LIBOR, 5/29/14-CLN	2

Portfolio Composition	Percent of Long-Term Investments

Common Stocks	74%
Commodity-Linked Notes	23
Investment Companies	3

4	BLACKROCK FUNDS	JULY 31, 2013

BlackRock Commodity Strategies Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

[3]	An unmanaged commodity index currently composed of futures contracts on 20 physical commodities, and assumes that the futures positions are fully collateralized.
[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(11.14)%	(7.63)%	N/A	(3.21)%	N/A
Investor A	(11.17)	(7.86)	(12.69)%	(3.35)	(6.14)%
Investor C	(11.57)	(8.61)	(9.53)	(4.14)	(4.14)
Dow Jones-UBS Commodity Index Total ReturnSM	(11.38)	(12.42)	N/A	(5.58)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 3, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$888.60	$6.04	$1,000.00	$1,018.40	$6.46	1.29%
Investor A	$1,000.00	$888.30	$6.93	$1,000.00	$1,017.46	$7.40	1.48%
Investor C	$1,000.00	$884.30	$10.42	$1,000.00	$1,013.74	$11.13	2.23%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2013	5

Fund Summary as of July 31, 2013	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2013, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-month US Treasury Bill Index.

What factors influenced performance?

•

The Fund’s net long position in credit (i.e., total long positions minus total short positions) drove positive results as risk assets performed well amid improving economic data and continued supportive global monetary policy during the period. Specifically, long positions in US and European high yield debt generated positive returns. Long positions in covered bonds and subordinated debt of European financial issuers also had a positive impact. Despite recent widening, credit spreads compressed for the period overall, resulting in gains on long positions in select US and European non-financial investment grade corporate bonds. Additionally, the Fund benefited from its participation in the new-issue markets in the United States and Europe. Finally, modest exposure to US bank loan securities added to performance as the sector was supported by strong inflows given the recent spikes in interest rates.

•

As risk assets rallied during the period, the Fund’s hedges against its long credit positions had a negative impact on performance. Additionally, short positions in European sovereigns detracted from overall returns. Finally, trading around idiosyncratic events in select European securities and short positions in the senior unsecured debt of select Spanish financial issuers detracted modestly from returns.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its net long position in credit. In the United States, the Fund traded financial names, mainly insurance issuers. Within US industrials, the Fund added exposure to aviation-related issuers, taking long positions in leasing companies and issuers with high-quality aircraft-backed debt. Additionally, the Fund took short positions in select defense issuers given expectations around sequestration and spending cuts. The Fund also took tactical short positions in select energy, technology and capital goods issuers. In Europe, the Fund continued to seek opportunities in financials by holding subordinated debt issues and covered bonds, while shorting the senior unsecured debt of select Spanish and French banks. In non-financial sectors, the Fund utilized derivative markets as well as the new-issue bond market to add long positions in attractive European credits, with a focus on industrial names. The Fund also engaged in long/short paired trades in the United States and Europe to capitalize on the relationships between credits within the same industries.

•

In US leveraged finance markets, the Fund increased exposure to bank loans with a focus on issuers with superior credit fundamentals and stable cash flows. Within US high yield, the Fund’s high-quality bias led to a preference for the communications and capital goods sectors as well as consumer-driven names in light of the continuously improving outlook for the US economy. In the higher-beta (i.e., more volatile) sectors, the Fund favored long positions in fundamentally strong issuers. More recently, the Fund rotated a modest amount of its higher-quality high yield exposure into higher-beta sectors. In European high yield markets, the Fund sought attractive issues on a risk/reward basis, utilizing the new-issue market as opportunities were presented.

•

The Fund also utilized long/short trading within the sovereign space, going long in fundamentally stronger countries and shorting weaker countries. Later in the period, the Fund went outright short in select sovereign issues as both tactical positioning and as a hedge against risks stemming from long positions in other sovereign issues. The Fund also took long positions in local governments including Madrid and Valencia, which offered attractive opportunities during the period.

•

The Fund’s cash exposure had no material impact on performance as the Fund expresses long and short positions via the credit default swap market, which does not require a cash outlay like that of traditional cash bonds.

Describe portfolio positioning at period end.

•

Despite recent volatility, fundamentals in US credit markets remain relatively strong. In Europe, however, markets are delicately balanced as fundamentals do not appear to have stabilized. Fund management maintains the view that monetary policy will remain a key driver of market direction, with political and regulatory risks potentially impacting risk assets. As of period end, the Fund remained biased toward a long net credit exposure given the aforementioned attractive US fundamentals and European macro backdrop (i.e., continued monetary policy stimulus). Accordingly, the Fund continued to seek long opportunities in fundamentally strong issuers and tactical short positions. Overall, the Fund’s net long credit position at period end was driven primarily by exposure to European investment grade credit and US high yield debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS	JULY 31, 2013

BlackRock Global Long/Short Credit Fund

.Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets.
[3]	An unmanaged index that measures returns of three-month Treasury Bills.
[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013
				Average Annual Total Returns[6]
				1 Year		Since Inception[7]
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	0.64%	0.60%	0.79%	5.45%	N/A	4.91%	N/A
Investor A	0.36	0.30	0.58	5.23	1.01%	4.66	2.34%
Investor C	(0.26)	(0.30)	0.23	4.39	3.39	3.91	3.91
BofA Merrill Lynch 3-Month US Treasury Bill Index	—	—	0.05	0.11	N/A	0.09	N/A

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.
[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on September 30, 2011.
N/A—Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[8]	Ending Account Value July 31, 2013	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,007.90	$7.72	$5.82	$1,000.00	$1,017.11	$7.75	$1,018.99	$5.86
Investor A	$1,000.00	$1,005.80	$8.85	$6.96	$1,000.00	$1,015.97	$8.90	$1,017.85	$7.00
Investor C	$1,000.00	$1,002.30	$12.36	$10.48	$1,000.00	$1,012.45	$12.42	$1,014.33	$10.54
[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.55% for Institutional, 1.78% for Investor A and 2.49% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.17% for Institutional, 1.40% for Investor A and 2.11% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2013	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Commodity Strategies Fund and 4.00% for BlackRock Global Long/Short Credit Fund. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2013 and held through July 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JULY 31, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BlackRock Global Long/Short Credit Fund’s Portfolio Information

	Percent of Total Investments[1]
Geographic Allocation	Long	Short	Total
United States	31%	11%	42%
United Kingdom	12	—	12
Spain	7	3	10
Italy	5	2	7
France	4	2	6
Netherlands	4	—	4
Luxembourg	4	—	4
Cayman Islands	3	—	3
Germany	2	—	2
Ireland	1	—	1
Portugal	1	1	2
Belgium	1	1	2
Canada	1	—	1
Finland	1	—	1
Guernsey	1	—	1
Bermuda	1	—	1
Australia	—	1	1

Total	79%	21%	100%

[1]	Total investments include the gross market values of long and short positions and exclude short-term securities.

Credit Quality Allocation[2]	Percent of Long-Term Investments
AAA/Aaa[3]	4
AA/Aa	2
A	14
BBB/Baa	29
BB/Ba	15
B	17
CCC/Caa	3
Not Rated	16

[2]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service, Inc. ratings

[3]	Includes US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

BLACKROCK FUNDS	JULY 31, 2013	9

Consolidated Schedule of Investments July 31, 2013	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Commodity-Linked Notes		Par (000)	Value
International Bank for Reconstruction &
Development 3-month LIBOR (Indexed to the
Dow Jones-UBS Commodity Index 4 Month
Forward Total ReturnSM, multiplied by 3),
8/15/14	USD	14,000	$14,251,264
JPMorgan Chase Bank, N.A. 3-month LIBOR
(Indexed to the Dow Jones-UBS Commodity
Index 4 Month Forward Total ReturnSM, multiplied by 3), 3/10/14		5,000	3,247,500
JPMorgan Chase Bank, N.A. 3-month LIBOR
(Indexed to the Dow Jones-UBS Commodity
Index 4 Month Forward Total ReturnSM, multiplied by 3), 5/09/14		6,500	5,050,500
JPMorgan Chase Bank, N.A. 3-month LIBOR
(Indexed to the Dow Jones-UBS Commodity
Index Total ReturnSM, multiplied by 3),
8/08/14		10,500	10,693,200
Swedish Export Credit Corp. 3-month LIBOR
(Indexed to the Dow Jones-UBS Commodity
Index 4 Month Forward Total ReturnSM, multiplied by 3), 5/29/14		6,000	5,252,002
UBS AG 3-month LIBOR (Indexed to the Dow
Jones-UBS Commodity Index 4 Month
Forward Total ReturnSM, multiplied by 3),
10/28/13		8,000	4,593,537
UBS AG 3-month LIBOR (Indexed to the Dow
Jones-UBS Commodity Index 4 Month
Forward Total ReturnSM, multiplied by 3),
5/22/14		6,000	5,258,306
UBS AG 3-month LIBOR (Indexed to the Dow
Jones-UBS Commodity Index Total ReturnSM, multiplied by 3), 8/01/14		10,000	10,179,534
Total Commodity-Linked Notes — 14.4%			58,525,843

Common Stocks		Shares
Biotechnology — 0.1%
Genus PLC		28,650	599,624
Chemicals — 2.4%
Agrinos AS (a)		35,000	148,486
Agrium, Inc.		8,000	680,000
American Vanguard Corp.		4,300	106,167
CF Industries Holdings, Inc.		1,200	235,212
Johnson Matthey PLC		10,205	440,337
Monsanto Co.		21,000	2,074,380
The Mosaic Co.		47,800	1,964,102
Phosagro OAO — GDR		16,000	156,590
Potash Corp. of Saskatchewan, Inc.		35,000	1,015,000
Syngenta AG, Registered Shares		4,800	1,897,977
Uralkali OJSC — GDR, Registered Shares		29,500	649,000
Yara International ASA		5,000	224,388

			9,591,639

Common Stocks	Shares	Value
Energy Equipment & Services — 3.9%
Cameron International Corp. (a)	23,150	$1,372,795
Ensco PLC, Class A	34,350	1,969,629
Halliburton Co.	82,000	3,705,580
National Oilwell Varco, Inc.	32,650	2,291,051
Schlumberger Ltd.	80,450	6,543,000

		15,882,055
Food & Staples Retailing — 0.3%
The Andersons, Inc.	19,000	1,127,080
Food Products — 4.8%
Adecoagro SA (a)	63,750	417,564
Archer-Daniels-Midland Co.	71,700	2,614,899
BRF-Brasil Foods SA — ADR	93,000	1,992,990
Bunge Ltd.	33,600	2,553,936
China Agri-Industries Holdings Ltd.	709,800	329,249
First Resources Ltd.	300,000	396,119
Glanbia PLC	40,000	524,159
GrainCorp Ltd., Class A	35,764	397,428
Ingredion, Inc.	22,000	1,478,400
Kernel Holding SA (a)	8,000	124,866
Kuala Lumpur Kepong Bhd	15,000	98,027
New Britain Palm Oil Ltd.	30,200	205,056
Origin Enterprises PLC (a)	13,424	107,152
Pilgrim’s Pride Corp. (a)	72,000	1,196,640
Smithfield Foods, Inc. (a)	42,600	1,414,320
SunOpta, Inc. (a)	51,000	412,080
Tate & Lyle PLC	17,000	217,166
Tyson Foods, Inc., Class A	118,000	3,259,160
Wilmar International Ltd.	644,000	1,594,052

		19,333,263
Machinery — 0.7%
AGCO Corp.	6,000	337,500
CNH Global NV	10,000	469,900
Deere & Co.	12,000	996,840
Kubota Corp.	85,000	1,237,381

		3,041,621
Metals & Mining — 13.9%
African Minerals Ltd. (a)	68,841	227,388
African Rainbow Minerals Ltd.	18,690	307,155
Agnico-Eagle Mines Ltd.	27,754	789,304
Alamos Gold, Inc.	75,180	1,107,461
Anglo American PLC	51,766	1,110,420
AngloGold Ashanti Ltd.	31,465	412,867
Antofagasta PLC	105,679	1,417,656
Aquarius Platinum Ltd.	450,914	309,894
Archipelago Resources PLC	250,000	161,634
B2Gold Corp. (a)	84,644	247,232
Banro Corp. (a)	96,439	85,444
Barrick Gold Corp.	44,726	740,280
Beadell Resources Ltd. (a)	622,037	419,793

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts	FKA Formerly Known As
	AKA Also Known As	GBP British Pound
	AUD Australian Dollar	GDR Global Depositary Receipts
	CAD Canadian Dollar	ILS New Israeli Shekel
	CHF Swiss Franc	LIBOR London Interbank Offered Rate
	CLO Collateralized Loan Obligation	REIT Real Estate Investment Trust
	EUR Euro	SEK Swedish Krona
	EURIBOR Euro Interbank Offered Rate	USD US Dollar

See Notes to Financial Statements.

10	BLACKROCK FUNDS	JULY 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining (concluded)
BHP Billiton PLC	193,212	$5,530,625
Detour Gold Corp. (a)	31,056	308,413
Discovery Metals Ltd. (a)	408,213	58,566
Eldorado Gold Corp.	193,926	1,531,243
First Quantum Minerals Ltd.	129,825	2,085,593
Fortescue Metals Group Ltd.	226,604	743,986
Franco-Nevada Corp.	31,864	1,356,958
Freeport-McMoRan Copper & Gold, Inc.	65,302	1,846,741
Fresnillo PLC	119,444	1,875,709
Glencore Xstrata PLC	814,692	3,440,589
Goldcorp, Inc.	118,486	3,341,972
Harmony Gold Mining Co. Ltd.	107,948	407,494
IAMGOLD Corp.	32,939	169,970
Iluka Resources Ltd.	72,866	720,517
Industrias Penoles SAB de CV	23,258	729,929
Kenmare Resources PLC (a)	551,782	221,603
Kinross Gold Corp.	69,062	359,061
Kumba Iron Ore Ltd.	12,925	572,349
London Mining PLC (a)	196,978	274,448
Lundin Mining Corp. (a)	180,000	709,765
Mineral Deposits Ltd. (a)	119,541	230,812
Nevsun Resources Ltd.	248,000	835,440
New Gold, Inc. (a)	292,277	2,122,857
Newcrest Mining Ltd.	106,619	1,174,398
Newmont Mining Corp.	12,000	360,000
Osisko Mining Corp. (a)	79,610	331,741
PanAust Ltd.	496,192	873,324
Polymetal International PLC	44,854	442,145
Polyus Gold International Ltd.	119,567	362,695
Randgold Resources Ltd. — ADR	30,385	2,256,694
Rio Tinto PLC	98,371	4,426,752
Romarco Minerals, Inc. (a)	281,341	136,959
Silver Wheaton Corp.	54,781	1,259,787
Sirius Resources NL (a)	128,340	299,634
Sociedad Minera Cerro Verde SAA (a)	25,787	569,893
Tahoe Resources, Inc. (a)	33,004	499,350
Teck Resources Ltd., Class B	77,307	1,810,930
Vale SA — ADR	205,053	2,524,202
Vedanta Resources PLC	26,382	467,060
Volcan Cia Minera SAA, Class B	684,861	286,584
Western Areas Ltd.	143,917	400,957
Yamana Gold, Inc.	124,285	1,298,392
Zhaojin Mining Industry Co. Ltd., H Shares	147,500	99,024

		56,691,689
Oil, Gas & Consumable Fuels — 20.0%
Anadarko Petroleum Corp.	49,613	4,391,743
BG Group PLC	260,400	4,695,605
BP PLC	923,300	6,378,962
Cairn Energy PLC (a)	286,900	1,174,125
Cameco Corp.	34,458	699,829
Chevron Corp.	91,750	11,550,408
ConocoPhillips	59,750	3,875,385
CONSOL Energy, Inc.	49,328	1,530,648
Cosan Ltd., Class A	17,300	278,184
Devon Energy Corp.	35,300	1,941,853
Enbridge, Inc.	29,800	1,322,156
ENI SpA	90,716	2,003,662
EOG Resources, Inc.	30,900	4,495,641
EQT Corp.	21,600	1,868,400
Exxon Mobil Corp.	104,232	9,771,750
Hess Corp.	53,050	3,950,103
Hyperdynamics Corp. (a)	8,625	36,656
Kosmos Energy Ltd. (a)	97,121	1,025,598
Noble Energy, Inc.	66,500	4,155,585
Oil Search Ltd.	168,150	1,223,306

Common Stocks		Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Phillips 66		27,769	$1,707,794
Range Resources Corp.		35,650	2,819,915
Royal Dutch Shell PLC, B Shares		119,600	4,230,328
Scorpio Tankers, Inc.		75,600	752,220
Suncor Energy, Inc.		65,300	2,063,711
TransCanada Corp.		71,700	3,276,099

			81,219,666
Real Estate Investment Trusts (REITs) — 0.2%
Weyerhaeuser Co.		26,000	738,400
Specialty Retail — 0.0%
CST Brands, Inc. (a)		2,111	68,840
Total Common Stocks — 46.3%			188,293,877

Investment Companies
ELEMENTSSM Linked to the Rogers International
Commodity Index — Total Return (a)		80,000	658,400
ETFS All Commodities DJ-UBSCISM (a)		250,000	3,265,000
PowerShares DB Commodity Index Tracking
Fund (a)		160,000	4,148,800
Total Investment Companies — 2.0%			8,072,200
Total Long-Term Investments
(Cost — $275,077,777) — 62.7%			254,891,920

Short-Term Securities
Money Market Funds — 3.9%
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.04% (b)(c)		15,958,082	15,958,082

		Par (000)
U.S. Treasury Bills — 32.5%
0.08%, 8/08/13 (d)	USD	19,000	18,999,890
0.05%, 10/03/13 (d)		106,000	105,994,488
0.03%, 11/21/13 (d)		7,000	6,999,076

			131,993,454
Total Short-Term Securities (Cost — $147,947,643) — 36.4%			147,951,536
Total Investments (Cost — $423,025,420) — 99.1%			402,843,456
Other Assets Less Liabilities — 0.9%			3,634,706

Net Assets — 100.0%			$406,478,162

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	11

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,457,853	14,500,229	15,958,082	$14,718	$105

(c)	Represents the current yield as of report date.
(d)	Rate shown reflects the discount rate at the time of purchase.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of July 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
AUD	183,396	USD	169,502	Goldman Sachs International	8/01/13	$(4,656)
USD	369,695	CAD	379,724	Deutsche Bank AG	8/01/13	(9)
USD	221,994	ILS	793,629	UBS AG	8/01/13	(682)
Total						$(5,347)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Commodity-Linked Notes	—	—	$58,525,843	$58,525,843
Common Stocks:
Biotechnology	—	$599,624	—	599,624
Chemicals	$7,028,937	2,562,702	—	9,591,639
Energy Equipment & Services	15,882,055	—	—	15,882,055
Food & Staples Retailing	1,127,080	—	—	1,127,080
Food Products	16,069,327	3,263,936	—	19,333,263
Machinery	1,804,240	1,237,381	—	3,041,621
Metals & Mining	29,863,829	26,827,860	—	56,691,689
Oil, Gas & Consumable Fuels	61,513,678	19,705,988	—	81,219,666
Real Estate Investment Trusts (REITs)	738,400	—	—	738,400
Specialty Retail	68,840	—	—	68,840
Investment Companies	8,072,200	—	—	8,072,200
Short-Term Securities:
Money Market Funds	15,958,082	—	—	15,958,082
U.S. Treasury Bills	—	131,993,454	—	131,993,454
Total	$158,126,668	$186,190,945	$58,525,843	$402,843,456

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	$(5,347)	—	—	$(5,347)

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,218	—	—	$3,218
Foreign currency at value	29,227	—	—	29,227
Total	$32,445	—	—	$32,445

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	13

Consolidated Schedule of Investments (concluded)	BlackRock Commodity Strategies Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Commodity-Linked Notes
Assets:
Opening Balance, as of July 31, 2012	$13,009,726
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	(3,811,284)
Net change in unrealized appreciation/depreciation[1]	(6,483,883)
Purchases	66,000,000
Sales	(10,188,716)
Closing Balance, as of July 31, 2013	$58,525,843

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of July 31, 2013 was $(7,474,157).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Cayman Islands — 1.3%
ACAS CLO Ltd.:
Series 2007-1A, Class A1S, 0.48%, 4/20/21 (a)(b)	USD	7,220	$7,014,953
Series 2013-1A, Class C, 3.04%, 4/20/25 (a)(b)		1,000	952,500
ALM V Ltd., Series 2012-5A, Class C, 4.78%, 2/13/23 (a)(b)		500	496,250
Apidos CLO XII, Series 2013-12A, Class D, 3.33%, 4/15/25 (a)(b)		1,500	1,369,650
Benefit Street Partners CLO Ltd., Series 2012-IA, Class C, 4.77%, 10/15/23 (a)(b)		500	476,415
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.33%, 4/17/25 (a)(b)		500	453,600
CIFC Funding Ltd., Series 2012-1A, Class B1L, 5.54%, 8/14/24 (a)(b)		500	501,250
Duane Street CLO IV Ltd., Series 2007-4A, Class D, 2.53%, 11/14/21 (a)(b)		1,500	1,419,450
ECP CLO Ltd.:
Series 2008-1A, Class A2, 3.27%, 3/17/22 (a)(b)		3,250	3,250,000
Series 2013-5A, Class C, 3.78%, 1/20/25 (a)(b)		1,750	1,598,065
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.94%, 3/21/24 (a)(b)		500	481,550
Flatiron CLO Ltd., Series 2012-1A, Class C, 4.78%, 10/25/24 (a)(b)		625	624,981
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.89%, 4/15/25 (a)(b)		1,000	950,000
KKR CLO Trust, Series 2013-1A, Class A1, 1.42%, 7/15/25 (a)(b)		1,640	1,611,300
Mountain Hawk CLO Ltd., Series 2013-2A, Class A1, 1.43%, 7/22/24 (a)(b)		2,320	2,317,100
North End CLO Ltd., Series 2013-1A, Class D, 3.77%, 7/17/25 (a)(b)		750	712,350
OZLM Funding Ltd., Series 2013-4A, Class C, 3.52%, 7/22/25 (a)(b)		1,000	949,100
Race Point V CLO Ltd., Series 2011-5A, Class B, 2.77%, 12/15/22 (a)(b)		4,300	4,300,000
Symphony CLO XI Ltd., Series 2013-11A, Class D, 4.26%, 1/17/25 (a)(b)		1,750	1,694,000
Tyron Park CLO Ltd., Series 2013-1A, Class C, 3.77%, 7/15/25 (a)(b)		1,000	925,200

			32,097,714
Italy — 0.6%
Berica PMI Srl, Series 2013-1, Class A1X, 2.55%, 5/31/57		11,100	14,770,368
United States — 0.1%
Adirondack Park CLO Ltd.:
Series 2013-1A, Class D, 3.92%, 4/15/24 (a)(b)		1,250	1,181,250
Series 2013-1A, Class E, 4.92%, 4/15/24 (a)(b)		500	445,000

			1,626,250
Total Asset-Backed Securities — 2.0%			48,494,332

Common Stocks	Shares		Value
Netherlands — 0.1%
NXP Semiconductor NV (c)		71,500	$2,334,475

Corporate Bonds	Par (000)
Belgium — 0.1%
Ontex IV SA:
7.50%, 4/15/18	EUR	1,700	2,363,373
9.00%, 4/15/19		150	207,236

			2,570,609
Bermuda — 0.3%
Aircastle Ltd.:
6.25%, 12/01/19	USD	2,455	2,583,887
7.63%, 4/15/20		1,000	1,117,500
Digicel Group Ltd., 8.25%, 9/30/20 (a)		679	729,925
Digicel Ltd., 6.00%, 4/15/21 (a)		1,175	1,151,500
Ingersoll-Rand Global Holding Co. Ltd., 2.88%, 1/15/19 (a)		682	673,962
Seadrill Ltd., 5.63%, 9/15/17 (a)		1,933	1,942,665

			8,199,439
Canada — 0.6%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		1,315	1,393,900
Air Canada Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 11/15/22 (a)		2,000	1,945,000
Series 2013-1, Class C, 6.63%, 5/15/18 (a)		3,045	3,052,613
Bombardier, Inc., 4.25%, 1/15/16 (a)		947	982,513
Methanex Corp., 3.25%, 12/15/19		2,000	1,967,028
Tervita Corp., 8.00%, 11/15/18 (a)		376	389,630
VPII Escrow Corp., 6.75%, 8/15/18 (a)		3,553	3,748,415

			13,479,099
Cayman Islands — 0.4%
Offshore Group Investment Ltd., 7.13%, 4/01/23 (a)		898	900,245
Punch Taverns Finance B Ltd.:
Series A3, 7.37%, 6/30/22	GBP	1,074	1,646,118
Series A6, 5.94%, 12/30/24		83	117,742
Series A7, 4.77%, 6/30/33		608	860,167
Seagate HDD Cayman, 4.75%, 6/01/23 (a)	USD	2,000	1,910,000
Transocean, Inc.:
2.50%, 10/15/17		170	169,384
6.50%, 11/15/20		300	337,390
6.38%, 12/15/21		850	959,140
3.80%, 10/15/22		2,000	1,909,478

			8,809,664
Czech Republic — 0.0%
RPG Byty Sro, 6.75%, 5/01/20	EUR	811	1,033,063
Finland — 0.4%
Citycon Oyj, 3.75%, 6/24/20		6,380	8,400,231
Nokia Oyj, 5.00%, 10/26/17 (d)		900	1,626,197

			10,026,428

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	15

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
France — 2.1%
Aeroports de Paris, 2.75%, 6/05/28	EUR	2,900	$3,746,103
Autoroutes du Sud de la France SA:
4.13%, 4/13/20		1,400	2,077,400
2.88%, 1/18/23		1,900	2,569,676
Electricite de France SA, 2.75%, 3/10/23		800	1,066,624
Eutelsat SA, 3.13%, 10/10/22		1,100	1,452,413
Gecina SA, 2.88%, 5/30/23		2,200	2,815,542
Kering, 2.50%, 7/15/20		3,600	4,810,096
La Financiere Atalian SA, 7.25%, 1/15/20		798	1,056,048
Plastic Omnium SA, 2.88%, 5/29/20		13,300	17,075,659
Société Générale SA, 2.38%, 2/28/18		4,700	6,402,768
Vivendi SA, 2.38%, 1/21/19		5,900	7,873,103

			50,945,432
Germany — 1.4%
Bayerische Landesbank, 4.50%, 2/07/19 (b)		5,100	5,885,137
Commerzbank AG, 3.63%, 7/10/17		4,490	6,366,974
Evonik Industries AG, 1.88%, 4/08/20		2,330	3,057,778
HSH Nordbank AG:
1.00%, 2/14/17 (b)		1,461	1,137,033
1.04%, 2/14/17 (b)		2,900	2,256,944
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)		1,100	1,678,734
ThyssenKrupp AG, 4.00%, 8/27/18		6,430	8,729,789
Vier Gas Transport GmbH, 3.13%, 7/10/23		3,065	4,162,256

			33,274,645
Guernsey — 0.4%
Doric Nimrod Air Finance Alpha Ltd.
Pass-Through Trust:
Series 2012-1, Class A, 5.13%, 11/30/24 (a)	USD	1,038	1,032,367
Series 2013-1, 5.25%, 5/30/23 (a)		8,700	8,656,500

			9,688,867
Ireland — 0.7%
AIB Mortgage Bank, 2.63%, 7/28/17	EUR	1,390	1,872,846
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.00%, 11/15/20 (a)	USD	336	330,960
Cloverie PLC for Zurich Insurance Co. Ltd., 7.50%, 7/24/39 (b)	EUR	3,650	5,906,874
CRH Finance Ltd., 3.13%, 4/03/23		2,675	3,552,681
Depfa Bank PLC, 0.90%, 12/15/15 (b)		5,130	5,596,858

			17,260,219
Italy — 1.6%
A2A SpA, 4.38%, 1/10/21		6,050	8,213,248
Banca Monte dei Paschi di Siena SpA, 4.88%, 9/15/16		3,707	5,041,447
Buzzi Unicem SpA, 6.25%, 9/28/18		2,198	3,150,022
Credito Emiliano SpA, 3.25%, 7/09/20		3,560	4,783,362
Gtech SpA, 3.50%, 3/05/20		1,000	1,374,324
Snam SpA, 3.88%, 3/19/18		1,419	2,001,087
Telecom Italia SpA, 6.38%, 6/24/19	GBP	6,600	10,315,481
UniCredit SpA, 6.95%, 10/31/22	EUR	2,920	4,002,810

			38,881,781
Jersey — 0.2%
Atrium European Real Estate Ltd., 4.00%, 4/20/20		3,570	4,738,248
Luxembourg — 2.2%
Aguila 3 SA, 7.88%, 1/31/18 (a)	USD	3,310	3,409,512
Findus Bondco SA, 9.13%, 7/01/18	EUR	4,115	5,611,264
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19		2,228	3,024,553
GE Capital European Funding Corp., 1.10%, 5/02/17		6,820	8,982,280

Corporate Bonds	Par (000)		Value
Luxembourg (concluded)
GELF Bond Issuer I SA, 3.13%, 4/03/18	EUR	5,170	$6,927,792
Hochtief AG, 0.00%, 3/20/20		2,300	3,093,046
Intelsat Jackson Holdings SA:
7.25%, 10/15/20	USD	438	474,135
5.50%, 8/01/23 (a)		2,978	2,858,880
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		1,201	1,255,045
IVS Group, 7.13%, 4/01/20	EUR	4,211	5,588,113
Pacific Drilling SA, 5.38%, 6/01/20 (a)	USD	783	767,340
Servus Luxembourg Holding SCA, 7.75%, 6/15/18	EUR	3,934	5,259,778
Wells Fargo & Co., 2.25%, 5/02/23		4,005	5,193,265

			52,445,003
Netherlands — 2.6%
ABN AMRO Bank NV, 3.63%, 10/06/17		4,400	6,307,275
Achmea BV, 6.00%, 4/04/43 (b)		5,318	7,375,499
Allianz Finance II BV, 5.75%, 7/08/41 (b)		5,300	7,867,152
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
3.95%, 11/09/22	USD	1,900	1,825,180
3.88%, 7/25/23	EUR	12,270	15,978,195
Enel Finance International NV, 4.88%, 4/17/23		616	846,546
ING Bank NV:
0.95%, 5/23/16 (b)	USD	150	142,875
0.97%, 11/21/16 (b)		300	283,575
0.97%, 7/03/17 (b)		230	216,028
IVG Finance BV, 1.75%, 3/29/17 (d)	EUR	3,500	2,560,930
LYB International Finance BV, 4.00%, 7/15/23	USD	565	560,719
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (a)		4,206	4,142,910
5.75%, 2/15/21 (a)		1,340	1,376,850
Schaeffler Finance BV, 4.25%, 5/15/18	EUR	1,101	1,477,901
Schaeffler Holding Finance BV:
6.88%, 8/15/18 (e)		4,265	5,787,436
6.88%, 8/15/18 (a)(e)	USD	1,830	1,866,600
TMF Group Holding BV, 9.88%, 12/01/19	EUR	2,120	2,898,078

			61,513,749
Portugal — 0.1%
Caixa Geral de Depositos SA, 5.63%, 12/04/15		1,600	2,164,223
Spain — 2.9%
AyT Cedulas Cajas Global:
4.00%, 3/21/17		5,400	7,095,546
4.00%, 3/24/21		4,200	4,943,392
3.75%, 12/14/22		1,100	1,196,469
4.25%, 10/25/23		100	111,456
4.75%, 5/25/27		800	859,889
AyT Cedulas Cajas IX Fondo de Titulizacion, 3.75%, 3/31/15		2,000	2,679,720
AyT Cedulas Cajas X Fondo de Titulizacion:
0.26%, 6/30/15 (b)		1,100	1,372,247
3.75%, 6/30/25		3,200	3,176,237
AyT Cedulas Cajas XXIII Fondo de Titulizacion de Activos, 4.75%, 6/15/16		6,000	8,121,081
Banco Santander SA, 3.25%, 2/17/15		200	273,411
Bankinter SA, 3.88%, 10/30/15		1,050	1,446,215
BBVA Senior Finance SAU, 3.75%, 1/17/18		1,700	2,292,811
CaixaBank SA, 3.13%, 5/14/18		3,900	5,076,050
Caja Rural de Navarra, Sociedad Cooperativa de Crédito Ltd., 2.88%, 6/11/18		6,000	7,851,293
Cedulas TDA, 4.25%, 3/28/27		200	199,929
Cedulas TDA 1 Fondo de Titulizacion de Activos, 0.28%, 4/08/16 (b)		800	962,470

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Spain (concluded)
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25	EUR	5,900	$5,940,046
4.25%, 4/10/31		4,100	3,949,970
International Consolidated Airlines Group SA, 1.75%, 5/31/18		5,000	7,258,408
Kutxabank SA, 3.00%, 2/01/17		1,500	2,037,716
Telefonica Emisiones SAU, 3.19%, 4/27/18	USD	2,500	2,469,720

			69,314,076
Sweden — 0.1%
SAS AB, 7.50%, 4/01/15	SEK	17,000	2,256,008
Scandinavian Airlines System Denmark-Norway- Sweden:
9.65%, 6/16/14	EUR	500	678,477
10.50%, 6/16/14	SEK	1,000	157,336

			3,091,821
Switzerland — 0.2%
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	866	887,783
UBS AG, 4.88%, 5/22/23 (b)		3,340	3,239,800

			4,127,583
United Kingdom — 6.7%
AA Bond Co. Ltd.:
9.50%, 7/31/19	GBP	2,430	3,927,703
6.27%, 7/31/25		4,530	7,228,141
Abbey National Treasury Services PLC, 2.63%, 7/16/20	EUR	12,780	17,028,728
Annington Finance No. 4 PLC, Series B3, 1.48%, 1/10/23 (b)	GBP	2,221	3,378,174
Annington Finance No. 5 PLC, 13.00%, 1/15/23 (e)		1,065	1,847,749
Barclays Bank PLC:
6.00%, 1/14/21	EUR	2,190	3,265,025
6.63%, 3/30/22		1,180	1,827,316
BUPA Finance PLC, 5.00%, 4/25/23	GBP	1,070	1,619,463
Co-Operative Group Ltd.:
5.63%, 7/08/20 (f)		830	1,194,779
6.25%, 7/08/26 (f)		800	1,137,294
Enterprise Inns PLC, 6.50%, 12/06/18		5,220	7,968,771
GKN Holdings PLC, 5.38%, 9/19/22		5,045	7,858,183
Great Places Housing Group Ltd., 4.90%, 10/22/42		685	1,052,119
HBOS PLC, 4.88%, 3/20/15	EUR	12,650	17,375,070
House of Fraser Funding PLC, 8.88%, 8/15/18	GBP	1,870	2,994,106
IDH Finance PLC, 6.00%, 12/01/18	USD	4,790	7,268,618
Imperial Tobacco Finance PLC, 4.50%, 7/05/18	EUR	2,563	3,825,747
Lloyds TSB Bank PLC: 6.50%, 3/24/20	EUR	8,469	12,593,807
11.88%, 12/16/21 (b)		1,356	2,236,909
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	500	764,745
Mondi Finance PLC, 5.75%, 4/03/17	EUR	720	1,082,331
Nationwide Building Society, 4.13%, 3/20/23 (b)		7,478	9,703,493
Phones4u Finance PLC, 9.50%, 4/01/18	GBP	500	794,858
Portman Building Society, 5.25%, 11/23/20 (b)		385	579,686
Priory Group No. 3 PLC, 7.00%, 2/15/18		2,244	3,492,223
Rio Tinto Finance USA PLC, 2.25%, 12/14/18	USD	3,750	3,660,566
Scottish Widows PLC, 5.60%, 6/16/23	GBP	3,145	4,751,111
Together Housing Finance PLC, 4.70%, 12/17/42		940	1,354,607
The Unique Pub Finance Co. PLC:
Series 2012-02, Class A4, 5.66%, 6/30/27		4,088	5,814,682
Series 2012-99, Class A3, 6.54%, 3/30/21		3,000	4,572,908

Corporate Bonds	Par (000)		Value
United Kingdom (concluded)
Vodafone Group PLC, 8.13%, 11/26/18	GBP	1,700	$3,330,775
Vougeot Bidco PLC, 7.88%, 7/15/20		6,258	9,781,846
Voyage Care BondCo PLC:
6.50%, 8/01/18		1,130	1,736,214
11.00%, 2/01/19		1,950	3,174,109
WM Treasury PLC, 4.63%, 12/03/42		865	1,262,237

			161,484,093
United States — 12.8%
The ADT Corp., 4.13%, 6/15/23	USD	2,000	1,719,302
Alcatel-Lucent USA, Inc., 8.88%, 1/01/20		2,235	2,235,000
Ally Financial, Inc., 8.00%, 11/01/31 (a)		4,342	5,253,820
American Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.00%, 1/15/27 (a)		2,000	1,905,000
Series 2013-1, Class B, 5.63%, 1/15/21 (a)		8,000	7,900,000
Series 2013-1, Class C, 6.13%, 7/15/18 (a)		8,250	7,961,250
Series 2013-2, Class A, 4.95%, 1/15/23 (a)		12,000	12,105,600
American Tower Corp., 3.50%, 1/31/23		4,810	4,378,043
APX Group, Inc., 6.38%, 12/01/19 (a)		986	961,350
ARAMARK Corp., 5.75%, 3/15/20 (a)		1,206	1,254,240
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		254	257,810
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (a)		1,355	1,432,913
7.50%, 4/01/20 (a)		1,508	1,492,920
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		500	534,775
Bank of America Corp.:
5.65%, 5/01/18		4,850	5,452,060
3.30%, 1/11/23		2,600	2,447,676
4.10%, 7/24/23		1,412	1,412,750
Barry Callebaut Services NV, 5.50%, 6/15/23 (a)		2,104	2,156,456
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		57	58,425
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		1,165	1,176,650
Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.00%, 2/15/20 (a)		2,128	2,005,640
CenturyLink, Inc., 5.63%, 4/01/20		712	728,020
Ceridian Corp.:
8.88%, 7/15/19 (a)		1,742	1,972,815
11.00%, 3/15/21 (a)		863	988,135
CF Industries, Inc., 4.95%, 6/01/43		3,000	2,807,127
Chesapeake Energy Corp., 5.75%, 3/15/23		1,205	1,214,037
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		876	893,520
Citigroup, Inc., 5.50%, 2/15/19 (a)		690	723,638
Clear Channel Communications, Inc.:
9.00%, 12/15/19 (a)		2,149	2,143,627
9.00%, 3/01/21		1,060	1,044,100
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		649	684,695
6.50%, 11/15/22		649	678,205
6.50%, 11/15/22		554	573,390
CMS Energy Corp., 5.05%, 3/15/22		3,000	3,267,738
CNH Capital LLC, 3.63%, 4/15/18 (a)		2,500	2,456,250
Comcast Corp., 4.25%, 1/15/33		4,500	4,335,431
Commercial Metals Co., 4.88%, 5/15/23		773	718,890

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	17

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (continued)
Continental Airlines Pass-Through Certificates:
Series 2012-2, Class A, 4.00%, 4/29/26	USD	2,800	$2,793,000
Series 2012-2, Class B, 5.50%, 4/29/22		1,000	1,020,000
Series 2012-3, Class C, 6.13%, 4/29/18		4,500	4,567,500
Series 2012-3, Class RJ03, 7.88%, 1/02/20		435	465,393
Continental Resources, Inc., 5.00%, 9/15/22		1,760	1,768,800
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)		5,360	5,449,742
COX Communications, Inc., 4.50%, 6/30/43 (a)		10,000	8,366,200
DCP Midstream Operating LP, 3.88%, 3/15/23		400	374,306
Delphi Corp., 5.00%, 2/15/23		2,850	2,964,000
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22		7,330	7,046,175
DISH DBS Corp., 4.25%, 4/01/18 (a)		876	860,670
El Paso Pipeline Partners Operating Co. LLC, 4.70%, 11/01/42		1,000	906,450
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		745	806,463
Energy Transfer Partners LP, 6.50%, 2/01/42		500	549,280
Enterprise Products Operating LLC:
4.45%, 2/15/43		3,000	2,753,289
4.85%, 3/15/44		775	752,719
Fidelity National Information Services, Inc.:
5.00%, 3/15/22		1,625	1,661,563
3.50%, 4/15/23		4,400	4,056,096
First Data Corp., 7.38%, 6/15/19 (a)		500	525,000
Ford Motor Co., 4.75%, 1/15/43		2,000	1,813,472
Ford Motor Credit Co. LLC:
1.53%, 5/09/16 (b)		3,000	3,006,489
2.38%, 1/16/18		8,830	8,677,214
General Motors Financial Co., Inc.:
2.75%, 5/15/16 (a)		798	795,007
3.25%, 5/15/18 (a)		3,500	3,421,250
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		102	100,725
Glencore Funding LLC:
1.63%, 1/15/19 (a)(b)		5,000	4,688,490
4.13%, 5/30/23 (a)		8,170	7,318,228
HCA, Inc., 6.50%, 2/15/20		570	627,713
HD Supply, Inc.:
8.13%, 4/15/19		1,663	1,862,560
11.00%, 4/15/20		4,000	4,810,000
7.50%, 7/15/20 (a)		3,049	3,231,940
11.50%, 7/15/20		894	1,060,507
The Hertz Corp., 4.25%, 4/01/18 (a)		768	765,120
Infor US, Inc., 9.38%, 4/01/19		660	737,550
Jabil Circuit, Inc., 5.63%, 12/15/20		1,800	1,885,500
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		825	833,250
Jefferies Group LLC:
5.13%, 1/20/23		2,000	2,024,132
6.50%, 1/20/43		400	399,732
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		522	507,645
Kinder Morgan Energy Partners LP, 2.65%, 2/01/19		1,230	1,236,817
Level 3 Communications, Inc., 8.88%, 6/01/19		920	991,300
Level 3 Financing, Inc., 8.13%, 7/01/19		5,070	5,500,950
Lynx II Corp., 7.00%, 4/15/23	GBP	1,033	1,615,070
Maxim Integrated Products, Inc., 3.38%, 3/15/23	USD	1,750	1,641,593
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)		2,205	2,264,425
6.25%, 1/15/40 (a)		3,740	3,073,349

Corporate Bonds	Par (000)		Value
United States (continued)
Memorial Production Partners LP Memorial Production Finance Corp., 7.63%, 5/01/21	USD	522	$506,340
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		6,181	6,211,905
Morgan Stanley, 5.63%, 9/23/19		5,000	5,534,790
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		1,184	1,198,800
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,494	1,456,650
Oracle Corp.:
2.38%, 1/15/19		3,500	3,523,849
2.25%, 1/10/21	EUR	4,030	5,443,888
3.63%, 7/15/23	USD	220	222,414
Owens Corning, 4.20%, 12/15/22		1,500	1,466,611
Packaging Corp. of America, 3.90%, 6/15/22		1,800	1,767,724
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		369	365,310
Philip Morris International, Inc., 1.75%, 3/19/20	EUR	4,300	5,639,860
PNK Finance Corp., 6.38%, 8/01/21 (a)	USD	1,119	1,127,393
Realogy Group LLC, 7.88%, 2/15/19 (a)		4,032	4,374,720
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		3,580	3,580,000
Renaissance Acquisition Corp., 6.88%, 8/15/21 (a)		820	815,900
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75%, 10/15/20		951	967,643
Rite Aid Corp., 6.75%, 6/15/21 (a)		1,133	1,135,833
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		937	951,055
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		841	853,615
Roper Industries, Inc., 2.05%, 10/01/18		5,000	4,941,665
Rosetta Resources, Inc., 5.63%, 5/01/21		536	536,000
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21 (a)		2,135	2,105,644
5.63%, 4/15/23 (a)		639	623,025
Sabine Pass LNG LP, 7.50%, 11/30/16		2,755	3,030,500
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		229	230,145
Sirius XM Radio, Inc., 4.25%, 5/15/20 (a)		2,500	2,325,000
SIWF Merger Sub, Inc., 6.25%, 6/01/21 (a)		983	983,000
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		1,344	1,313,760
Spectrum Brands Escrow Corp., 6.38%, 11/15/20 (a)		1,753	1,862,563
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		3,559	4,217,415
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		1,482	1,511,640
Sun Merger Sub, Inc.:
5.25%, 8/01/18 (a)		1,876	1,880,690
5.88%, 8/01/21 (a)		965	967,413
SunGard Data Systems, Inc., 6.63%, 11/01/19		1,052	1,091,450
Texas Industries, Inc., 9.25%, 8/15/20		455	495,381
Titan International, Inc., 7.88%, 10/01/17 (a)		780	828,750
Total System Services, Inc., 2.38%, 6/01/18		2,250	2,188,107
U.S. Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 4/01/21		999	1,096,709
Series 2012-2, Class C, 5.45%, 6/03/18		12,800	12,160,000
Series 2013-1, Class B, 5.38%, 5/15/23		7,000	6,825,000

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)	USD	245	$248,675
US Airways Pass-Through Trust, Series 2012-2, Class B, 6.75%, 12/03/22		3,000	3,120,000
The Williams Cos., Inc., 3.70%, 1/15/23		2,070	1,907,083
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		1,217	1,338,700

			306,880,587
Total Corporate Bonds — 35.8%			859,928,629

Floating Rate Loan Interests
Australia — 0.0%
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/18/17		704	709,164
Germany — 0.1%
Kabel Deutschland GmbH, Facility F1, 3.25%, 2/01/19		740	738,727
Luxembourg — 0.3%
Accudyne Industries Borrower SCA/Accudyne Industries, LLC (FKA Silver II U.S. Holdings, LLC), Refinancing Term Loan, 4.00%, 12/13/19		995	993,338
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		1,679	1,688,167
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B-1 Term Loan, 4.25%, 4/02/18		1,238	1,246,786
Mirror Bidco Corp., Term Loan, 5.25%, 12/28/19		871	873,890
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term B-2 Loan, 4.25%, 1/15/20		1,650	1,666,500
Term Loan (Second Lien), 8.25%, 7/15/20		320	319,200

			6,787,881
Netherlands — 0.1%
NXP BV, Tranche C Loan, 4.75%, 1/10/20		1,244	1,265,516
TRONOX Pigments (Netherlands) BV, Closing Date Term Loan, 4.50%, 3/19/20		620	627,149

			1,892,665
United Kingdom — 0.0%
Virgin Media Investment Holdings Ltd., Term B Loan, 3.50%, 6/08/20		515	514,428
United States — 3.4%
ADS Waste Holdings, Inc., Tranche B Term Loan, 4.25%, 10/09/19		1,448	1,457,656
Alcatel-Lucent USA, Inc.:
Asset Sale Loan, 6.25%, 8/01/16		440	444,950
Euro Term Loan, 7.50%, 1/30/19	EUR	189	254,438
US Term Loan, 7.25%, 1/30/19	USD	488	497,545
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.50%, 12/10/18		267	269,410
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19		463	466,723
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		1,315	1,315,657
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 5.50%, 8/22/16		303	304,264

Floating Rate Loan Interests	Par (000)		Value
United States (continued)
American Renal Holdings, Inc., Term B Loan (First Lien), 4.50%, 8/20/19	USD	1,007	$994,882
Ameriforge Group, Inc., Initial Term Loan (First Lien), 5.00%, 12/19/19		204	204,359
Apex Tool Group LLC, Term Loan, 4.50%, 1/31/20		993	999,023
Arysta LifeScience SPC LLC, Initial Term Loan (First Lien), 4.50%, 5/29/20		1,730	1,740,813
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		198	198,241
Asurion, LLC (FKA Asurion Corp.), Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19		736	735,011
Axalta Coating Systems Dutch Holding B BV & Axalta Coating Systems US Holdings, Inc. (FKA Flash Dutch 2 BV), Initial EUR Term Loan, 5.25%, 2/01/20	EUR	1,212	1,223,912
Bausch & Lomb, Inc., New Parent Term Loan, 4.00%, 5/18/19	USD	700	700,016
Biomet, Inc., Dollar Term B-1 Loan, 4.02%, 7/25/17		784	788,779
Booz Allen Hamilton, Inc, Initial Tranche B Term Loan, 4.50%, 7/31/19		377	377,999
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 5.25%, 1/30/20		632	634,194
CCC Holdings, Inc., Term Loan, 4.00%, 12/20/19		468	468,225
Ceridian Corp., Extended US Term Loan, 5.94%, 5/09/17		494	496,539
CHG Buyer Corp., Term Loan (First Lien), 5.00%, 11/19/19		711	715,510
DaVita Health Care Partners, Inc. (FKA DaVita, Inc.), Tranche B-2 Term Loan, 4.00%, 11/01/19		940	944,638
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B-3 Term Loan, 4.75%, 9/15/17		178	179,257
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		1,185	1,189,811
Evergreen Acquisition Co. 1 LP, New Term Loan, 5.00%, 7/09/19		993	997,463
Federal-Mogul Corp.:
Tranche B Term Loan, 2.14%, 12/29/14		991	977,120
Tranche C Term Loan, 2.14%, 12/28/15		317	312,516
First Data Corp., 2018B New Term Loan, 4.19%, 9/24/18		705	703,111
Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 5.00%, 3/01/20		1,052	1,062,560
Gardner Denver, Inc., Term B Loan, 5.00%, 7/30/20		8,937	8,958,863
Generac Power Systems, Inc., Term B Loan, 3.50%, 5/31/20		1,350	1,348,313
Harrah’s Las Vegas Propco LLC, Senior Loan, 3.69%, 2/13/14		4,000	3,695,000
HD Supply, Inc., Term Loan, 4.50%, 10/12/17		1,425	1,437,404
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 4.00%, 5/04/18		511	509,479
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		499	499,678
iStar Financial, Inc., Loan, 4.50%, 10/15/17		262	263,031
J.C. Penney Corp., Inc., Loan, 6.00%, 5/22/18		1,825	1,834,508
Kasima LLC (Digital Cinema Implementation Partners LLC), Term Loan, 3.25%, 5/17/21		3,210	3,212,022
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17		310	307,675

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	19

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value
United States (continued)
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20	USD	2,885	$2,900,637
Laureate Education, Inc., Series 2018 Extended Term Loan, 5.25%, 6/15/18		962	962,735
Level 3 Financing, Inc., Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		400	402,620
Media General, Inc., Term B Loan, 4.75%, 7/30/20		1,150	1,150,000
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		846	846,105
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20		1,327	1,330,827
The Neiman Marcus Group, Inc., Term Loan, 4.00%, 5/16/18		750	751,485
NEP/NCP Holdco, Inc., Refinanced New Term Loan (First Lien), 4.75%, 1/22/20		179	180,144
Northwest Airlines, Inc.:
Term B757-200 Loan, 1.68%, 9/10/18		508	449,458
Term B757-200 Loan, 1.68%, 9/10/18		504	446,213
Term B757-300 Loan, 2.30%, 3/10/17		601	556,153
Term B757-300 Loan, 2.30%, 3/10/17		599	554,507
Term B757-300 Loan, 1.68%, 3/10/17		501	442,968
Nuveen Investments, Inc., Tranche B First-Lien Term Loan, 4.19%, 5/13/17		52	51,954
Ocwen Loan Servicing, Initial Term Loan, 5.00%, 2/15/18		204	206,788
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC):
Loan, 6.25%, 10/25/17		481	484,657
Second Term Loan, 5.75%, 3/28/19		1,267	1,276,326
Onex Carestream Finance LP:
Term Loan, 9.50%, 12/07/19		1,000	980,000
Term Loan (First Lien 2013), 5.00%, 6/07/19		1,440	1,446,307
OSI Restaurant Partners LLC, 2013 Replacement Term Loan, 3.50%, 10/28/19		975	978,773
Pact Group (USA), Inc., Term Loan, 3.75%, 5/29/20		1,085	1,085,000
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.), Additional Term B-1 Loan, 4.25%, 9/30/19		830	834,142
Party City Holdings, Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19		995	997,179
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		199	200,349
PVH Corp. (FKA Phillips-Van Heusen Corp.), Tranche B Term Loan, 3.25%, 2/13/20		1,003	1,006,015
Realogy Corp., Extended Synthetic Commitment, 0.04%, 10/10/16		13	13,404
Rexnord LLC/RBS Global, Inc., 2013 Term B Loan Refinancing, 3.75%, 4/01/18		517	518,778
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	370,440
Riverbed Technology, Inc., Loan, 4.00%, 12/18/19		794	800,782
ROC Finance LLC, Funded Term B Loan, 5.00%, 4/08/19		410	412,050
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		1,528	1,547,593
The ServiceMaster Co., Tranche C Term Loan, 4.25%, 1/31/17		1,562	1,551,090
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		1,690	1,698,974
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche D Term Loan, 4.50%, 1/31/20		577	584,677

Floating Rate Loan Interests	Par (000)		Value
United States (concluded)
SUPERVALU, Inc., New Term Loan, 5.00%, 3/21/19	USD	777	$783,544
Syniverse Holdings, Inc., Tranche B Term Loan, 4.00%, 4/23/19		1,000	1,001,670
Toys ’R’ Us-Delaware, Inc., Term B-3 Loan, 5.25%, 5/25/18		181	176,244
TW Telecom Holdings, Inc. (FKA Time Warner Telecom Holdings, Inc.), Term B Loan, 2.69%, 4/17/20		1,160	1,158,840
TWCC Holding Corp., Term Loan (Second Lien), 7.00%, 6/26/20		1,170	1,196,325
Univision Communications, Inc., 2013 Coverted Extended First-Lien Term Loan, 4.50%, 3/01/20		673	675,837
US Foods, Inc. (AKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		2,435	2,438,044
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 6.75%, 4/02/18		768	740,936
WESCO Distribution, Inc., Tranche B-1 Loan, 4.50%, 12/12/19		567	569,634
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		706	705,786
The Yankee Candle Company, Inc., Initial Term Loan, 5.25%, 4/02/19		181	181,985

			81,368,570
Total Floating Rate Loan Interests — 3.9%			92,011,435

Foreign Agency Obligations
Spain — 0.8%
Autonomous Community of Madrid Spain,
3.00%, 7/29/14	CHF	180	194,850
Autonomous Community of Valencia Spain:
4.75%, 3/20/14	EUR	4,210	5,620,390
3.25%, 7/06/15		2,080	2,665,858
4.38%, 7/16/15		4,085	5,380,170
4.00%, 11/02/16		4,550	5,810,983
Total Foreign Agency Obligations — 0.8%			19,672,251

Foreign Government Obligations
Belgium — 0.4%
Kingdom of Belgium, 2.25%, 6/22/23		8,431	10,943,402
France — 0.6%
Republic of France:
2.25%, 10/25/22		1,900	2,546,781
4.25%, 10/25/23		7,490	11,696,947

			14,243,728
Germany — 0.2%
Bundesrepublik Deutschland, 2.00%, 1/04/22		3,200	4,458,450
Italy — 1.0%
Buoni Poliennali Del Tesoro:
3.50%, 11/01/17		6,540	8,849,899
5.50%, 11/01/22		10,010	14,458,756

			23,308,655
Portugal — 0.5%
Republic of Portugal, 3.50%, 3/25/15	USD	11,800	11,607,188

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Spain — 0.8%
Kingdom of Spain:
4.85%, 10/31/20	EUR	7,990	$11,077,558
5.40%, 1/31/23		2,520	3,548,309
Spain Letras del Tesoro, 1.18%, 4/16/14 (g)		3,900	5,145,403
			19,771,270
Total Foreign Government Obligations — 3.5%			84,332,693

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.8%
United Kingdom — 0.8%
Fosse Master Issuer PLC, Series 2012-1, Class 2A2, 1.67%, 10/18/54 (a)(b)	USD	1,552	1,576,003
Gemgarto, Series 2012-1, Class A1, 3.46%, 5/14/45 (b)	GBP	418	660,543
Granite Master Issuer PLC:
Series 2006-2, Class A5, 0.32%, 12/20/54 (b)		4,788	6,256,433
Series 2007-2, Class 3A2, 0.32%, 12/17/54 (b)		5,221	6,822,115
Lanark Master Issuer PLC, Series 2012-2X, Class 2A, 2.14%, 12/22/54 (b)		890	1,398,601
Residential Mortgage Securities PLC, Series 2012-26, Class A1, 2.76%, 2/14/41 (b)		1,131	1,756,331
Silk Road Finance Number Three PLC, Series 2012-1, Class A, 1.86%, 6/21/55 (b)		670	1,028,633

			19,498,659
Commercial Mortgage-Backed Securities — 0.2%
Ireland — 0.2%
German Residential Funding PLC, Series 2013-1, Class E, 4.33%, 8/27/24	EUR	3,790	5,010,526
Total Non-Agency Mortgage-Backed Securities — 1.0%			24,509,185

Preferred Securities
Capital Trusts
France — 0.1%
Electricite de France SA, 5.25% (a)(b)(h)	USD	3,900	3,729,375
United Kingdom — 0.5%
Aviva PLC, 6.13%, 7/05/43 (b)	EUR	5,810	7,980,557
Barclays Bank PLC:
4.75% (b)(h)		3,140	3,218,617
4.88% (b)(h)		920	1,006,678

			12,205,852
United States — 1.6%
Citigroup, Inc.:
5.35% (b)(h)	USD	4,415	4,028,687
5.95% (b)(h)		1,200	1,164,000
DCP Midstream LLC, 5.85%, 5/21/43 (a)(b)		1,750	1,671,250
General Electric Capital Corp., 6.25% (b)(h)		1,000	1,040,000
ING US, Inc., 5.65%, 5/15/53 (a)(b)		1,090	1,024,600
JPMorgan Chase & Co.:
5.15% (h)		4,415	4,094,913
6.00% (h)		7,000	6,886,250
MetLife, Inc., 6.40%, 12/15/66		3,500	3,640,000
NBCUniversal Enterprise, Inc., 5.25% (a)(h)		4,000	3,960,000

Preferred Securities	Par (000)		Value
United States (concluded)
Prudential Financial, Inc.:
5.88%, 9/15/42 (b)	USD	1,993	$2,012,930
5.63%, 6/15/43 (b)		3,500	3,395,000
5.20%, 3/15/44 (b)		5,500	5,101,250

			38,018,880
Total Capital Trusts — 2.2%			53,954,107

Preferred Securities		Shares
Preferred Stocks
United States — 0.7%
The Goldman Sachs Group, Inc. 5.63%		90,000	2,134,800
Stanley Black & Decker, Inc. 5.75%, 7/25/52		40,000	971,200
United Technologies Corp. 7.50%, 8/01/15		62,500	4,008,125
Wells Fargo & Co. 5.85%		375,000	9,198,750
Total Preferred Stocks — 0.7%			16,312,875
Total Preferred Securities — 2.9%			70,266,982

U.S. Treasury Obligations		Par (000)
U.S. Treasury Bonds:
2.88%, 5/15/43	USD	2,845	2,448,478
3.13%, 2/15/43		6,990	6,347,794
U.S. Treasury Notes:
0.25%, 9/15/15		930	927,965
0.75%, 10/31/17-2/28/18		1,106	1,084,855
0.88%, 1/31/18		4,825	4,748,099
1.38%, 6/30/18-7/31/18		24,777	24,774,272
1.13%, 4/30/20		7,150	6,774,067
1.75%, 5/15/22		2,625	2,460,829
2.00%, 2/15/23		1,272	1,212,573
Total U.S. Treasury Obligations — 2.1%			50,778,932
Total Long-Term Investments (Cost — $1,246,958,169) — 52.1%			1,252,328,914

Short-Term Securities
Borrowed Bond Agreements — 14.6%
Barclays Bank PLC, (2.50)%, Open (Purchased on 6/06/13 to be repurchased at EUR 2,473,582, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 2,680,000 and $3,680,151,respectively)	EUR	2,844	3,783,666
Barclays Bank PLC, (1.88)%, Open (Purchased on 6/06/13 to be repurchased at EUR 1,361,342, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21,par and fair value of EUR 1,590,000 and $2,115,262, respectively)		1,612	2,144,058
Barclays Bank PLC, (0.90)%, Open (Purchased on 6/06/13 to be repurchased at EUR 3,360,170, collateralized by Republic of Portugal, 4.45% due at 6/15/18, par and fair value of EUR 3,245,000 and $4,088,196,respectively)		3,521	4,684,653

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	21

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (continued)
Barclays Bank PLC, (0.75)%, Open (Purchased on 3/18/13 to be repurchased at EUR 4,149,127, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 3,990,000 and $5,479,031,respectively)	EUR	4,325	$5,754,417
Barclays Bank PLC, (0.28)%, Open (Purchased on 5/24/13 to be repurchased at EUR 1,649,248, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21,par and fair value of EUR 1,610,000 and $2,141,869, respectively)		1,688	2,246,250
Barclays Bank PLC, (0.28)%, Open (Purchased on 6/03/13 to be repurchased at EUR 6,978,568, collateralized by Republic of Portugal, 4.45% due at 6/15/18, par and fair value of EUR 6,490,000 and $8,176,391,respectively)		7,080	9,418,382
Barclays Bank PLC, (0.25)%, Open (Purchased on 3/21/13 to be repurchased at EUR 403,786, collateralized by Kingdom of Spain, 5.50% due at 7/30/17, par and fair value of EUR 350,000 and $506,543,respectively)		408	543,164
Barclays Bank PLC, (0.22)%, Open (Purchased on 2/06/13 to be repurchased at EUR 3,341,477, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26,par and fair value of EUR 3,250,000 and $4,315,174, respectively)		3,442	4,578,703
Barclays Bank PLC, (0.18)%, Open (Purchased on 5/23/13 to be repurchased at EUR 1,663,196, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21,par and fair value of EUR 1,600,000 and $2,128,565, respectively)		1,688	2,246,185
Barclays Bank PLC, (0.16)%, Open (Purchased on 1/16/13 to be repurchased at EUR 7,346,094, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21,par and fair value of EUR 6,540,000 and $9,150,432, respectively)		7,450	9,911,441
Barclays Bank PLC, (0.10)%, Open (Purchased on 5/22/13 to be repurchased at EUR 1,745,815, collateralized by Republic of France, 4.00% due at 4/25/18, par and fair value of EUR 1,500,000 and $2,271,971,respectively)		1,755	2,334,182
Barclays Bank PLC, (0.10)%, Open (Purchased on 5/22/13 to be repurchased at EUR 17,515,901, collateralized by Republic of France, 4.00% due at 4/25/18, par and fair value of EUR 14,980,000 and $22,689,415,respectively)		17,604	23,419,043
Barclays Bank PLC, (0.09)%, Open (Purchased on 2/06/13 to be repurchased at EUR 4,739,629, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21,par and fair value of EUR 4,300,000 and $6,016,339, respectively)		4,777	6,355,014
Barclays Bank PLC, (0.08)%, Open (Purchased on 1/28/13 to be repurchased at EUR 3,311,819, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21,par and fair value of EUR 2,950,000 and $4,127,488, respectively)		3,335	4,436,799

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (continued)
Barclays Bank PLC, (0.08)%, Open (Purchased on 1/29/13 to be repurchased at EUR 839,884, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 750,000 and $1,049,361,respectively)	EUR	846	$1,125,179
Barclays Bank PLC, (0.07)%, Open (Purchased on 2/27/13 to be repurchased at EUR 4,038,584, collateralized by Kingdom of Spain, 5.50% due at 4/30/21, par and fair value of EUR 3,610,000 and $5,200,229,respectively)		4,062	5,404,047
Barclays Bank PLC, (0.05)%, Open (Purchased on 5/22/13 to be repurchased at EUR 1,747,082, collateralized by Kingdom of Belgium, 4.00% due at 3/28/18, par and fair value of EUR 1,495,000 and $2,243,797,respectively)		1,751	2,329,951
Barclays Bank PLC, (0.04)%, Open (Purchased on 5/21/13 to be repurchased at EUR 17,306,002, collateralized by Kingdom of Belgium, 4.00% due at 3/28/18, par and fair value of EUR 14,960,000 and $22,452,976,respectively)		17,340	23,068,440
Barclays Bank PLC, (0.04)%, Open (Purchased on 5/23/13 to be repurchased at EUR 5,805,495, collateralized by Kingdom of Spain, 5.50% due at 7/30/17, par and fair value of EUR 5,006,000 and $7,245,007,respectively)		5,815	7,736,460
Barclays Bank PLC, (0.03)%, Open (Purchased on 4/16/13 to be repurchased at EUR 15,318,736, collateralized by Kingdom of Spain, 5.50% due at 7/30/17, par and fair value of EUR 13,245,000 and $19,169,022,respectively)		15,339	20,405,911
Barclays Capital, Inc., (1.00)%, Open (Purchased on 7/19/13 to be repurchased at $4,514,706, collateralized by National Australia Bank Ltd., 2.30% due at 7/25/18, par and fair value of USD 4,750,000 and $4,763,048,respectively)	USD	4,756	4,755,937
Barclays Capital, Inc., (0.10)%, Open (Purchased on 7/08/13 to be repurchased at $19,456,106, collateralized by General Electric Capital Corp., 1.63% due at 4/02/18, par andfair value of USD 20,000,000 and $19,605,440, respectively)		19,550	19,550,000
Citigroup Global Markets, Inc., (0.75)%, Open (Purchased on 7/30/13 to be repurchased at $9,583,925, collateralized by Westpac Banking Corp., 2.25% due at 7/30/18, par and fair value of USD 10,000,000 and $9,980,660,respectively)		9,963	9,962,500
Citigroup Global Markets, Inc., (0.50)%, Open (Purchased on 7/19/13 to be repurchased at $5,123,250, collateralized by National Australia Bank Ltd., 2.30% due at 7/25/18, par and fair value of USD 5,250,000 and $5, 264, 422, respectively)		5,257	5,256,563
Citigroup Global Markets, Inc., (0.05)%, Open (Purchased on 5/10/13 to be repurchased at $2,856,523, collateralized by Texas Instruments, Inc., 1.00% due at 5/01/18, parand fair value of USD 2,900,000 and $2,789,762, respectively)		2,864	2,863,750

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (continued)
Credit Suisse Securities (USA) LLC, (0.15)%, 8/06/13 (Purchased on 7/23/13 to be repurchased at $6,976,977, collateralized by U.S. Treasury Notes, 0.63% due at 7/15/16, par and fair value of USD 7,000,000 and $7,006,013, respectively)	USD	7,009	$7,008,750
Credit Suisse Securities (USA) LLC, (0.13)%, Open (Purchased on 1/29/13 to be repurchased at $15,609,556, collateralized by U.S. Treasury Notes, 1.63% due at 11/15/22, par and fair value of USD 16,261,000 and $15,051,588, respectively)		15,814	15,813,823
Credit Suisse Securities (USA) LLC, (0.11)%, Open (Purchased on 1/23/13 to be repurchased at $6,310,044, collateralized by U.S. Treasury Notes, 0.75% due at 12/31/17, par and fair value of USD 6,345,000 and $6,221,571, respectively)		6,345	6,345,000
Credit Suisse Securities (USA) LLC, (0.09)%, Open (Purchased on 2/26/13 to be repurchased at $4,950, collateralized by U.S. Treasury Notes, 1.13% due at 12/31/19, par and fair value of USD 5,000 and $4,779, respectively)		5	4,981
Credit Suisse Securities (USA) LLC, (0.05)%, 8/06/13 (Purchased on 7/23/13 to be repurchased at $13,176,275, collateralized by U.S. Treasury Notes, 0.63% due at 4/30/18, par and fair value of USD 13,495,000 and $13,064,847, respectively)		13,208	13,208,231
Credit Suisse Securities (USA) LLC, (0.05)%, 8/06/13 (Purchased on 7/23/13 to be repurchased at $238,387, collateralized by U.S. Treasury Notes, 1.00% due at 5/31/18, par and fair value of USD 242,000 and $238,143, respectively)		239	238,975
Credit Suisse Securities (USA) LLC, (0.05)%, 8/06/13 (Purchased on 7/23/13 to be repurchased at $5,804,094, collateralized by U.S. Treasury Notes, 1.38% due at 5/31/20, par and fair value of USD 6,020,000 and $5,788,134, respectively)		5,824	5,824,350
Credit Suisse Securities (USA) LLC, (0.03)%, 8/06/13 (Purchased on 7/23/13 to be repurchased at $6,939,880, collateralized by U.S. Treasury Bonds, 3.13% due at 2/15/43, par and fair value of USD 7,530,000 and $6,838,181, respectively)		7,003	7,002,900
Credit Suisse Securities (USA) LLC, 0.02%, Open (Purchased on 5/09/13 to be repurchased at $4,806,715, collateralized by U.S. Treasury Notes, 1.13% due at 3/31/20, par and fair value of USD 4,800,000 and $4,558,123, respectively)		4,800	4,800,000
Credit Suisse Securities (USA) LLC, 0.03%, Open (Purchased on 5/16/13 to be repurchased at $10,094,610, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 10,860,000 and $9,105,437, respectively)		10,005	10,004,769

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (continued)
Credit Suisse Securities (USA) LLC, 0.05%, Open (Purchased on 5/09/13 to be repurchased at $1,205,986, collateralized by U.S. Treasury Notes, 0.75% due at 3/31/18, par and fair value of USD 1,200,000 and $1,170,656, respectively)	USD	1,203	$1,203,000
Credit Suisse Securities (USA) LLC, 0.05%, 8/01/13 (Purchased on 7/31/13 to be repurchased at $38,898,789, collateralized by U.S. Treasury Notes, 1.75% due at 5/15/23, par and fair value of USD 41,620,000 and $38,602,550, respectively)		38,707	38,706,600
Credit Suisse Securities (USA) LLC, 0.05%, 8/01/13 (Purchased on 7/31/13 to be repurchased at $4,615,914, collateralized by U.S. Treasury Notes, 1.38% due at 7/31/18, par and fair value of USD 4,610,000 and $4,606,400, respectively)		4,604	4,604,237
Credit Suisse Securities (USA) LLC, 0.07%, Open (Purchased on 4/02/13 to be repurchased at $1,897,057, collateralized by U.S. Treasury Notes, 1.00% due at 11/30/19, par and fair value of USD 1,900,000 and $1,806,188, respectively)		1,888	1,888,123
Credit Suisse Securities (USA) LLC, 0.08%, Open (Purchased on 3/22/13 to be repurchased at $4,866,672, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 5,110,000 and $4,284,418, respectively)		4,752	4,752,268
Credit Suisse Securities (USA) LLC, 0.09%, Open (Purchased on 1/18/13 to be repurchased at $5,330,579, collateralized by U.S. Treasury Bonds, 2.75% due at 8/15/42, par and fair value of USD 5,435,000 and $4,563,704, respectively)		5,190	5,190,425
Credit Suisse Securities (USA) LLC, 0.12%, Open (Purchased on 11/07/12 to be repurchased at $3,243,014, collateralized by U.S. Treasury Notes, 0.63% due at 9/30/17, par and fair value of USD 3,240,000 and $3,175,453, respectively)		3,224	3,223,800
Credit Suisse Securities (USA) LLC, 0.13%, Open (Purchased on 3/04/13 to be repurchased at $3,984,741, collateralized by U.S. Treasury Notes, 1.38% due at 1/31/20, par and fair value of USD 3,900,000 and $3,779,650, respectively)		3,949	3,948,732
Credit Suisse Securities (USA) LLC, 0.16%, Open (Purchased on 4/02/13 to be repurchased at $65,440, collateralized by U.S. Treasury Notes, 0.38% due at 11/15/15, par and fair value of USD 65,000 and $64,964, respectively)		65	65,162
Credit Suisse Securities (USA) LLC, 0.18%, Open (Purchased on 10/05/12 to be repurchased at $1,697,119, collateralized by U.S. Treasury Bonds, 3.00% due at 5/15/42, par and fair value of USD 1,550,000 and $1,375,867, respectively)		1,610	1,610,062

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	23

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (concluded)
Credit Suisse Securities (USA) LLC, 0.19%, Open (Purchased on 10/01/12 to be repurchased at $161,718, collateralized by U.S. Treasury Notes, 0.63% due at 8/31/17, par and fair value of USD 160,000 and $157,112, respectively)	USD	160	$160,200
Credit Suisse Securities (USA) LLC, 0.19%, Open (Purchased on 4/02/13 to be repurchased at $3,809,207, collateralized by U.S. Treasury Notes, 0.63% due at 11/30/17, par and fair value of USD 3,780,000 and $3,692,882, respectively)		3,775	3,775,255
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 7/29/13 to be repurchased at $1,911,264, collateralized by Time Warner Cable, Inc., 4.00% due at 9/01/21, par and fair value of USD 2,010,000 and $1,910,706, respectively)		1,927	1,927,087
Deutsche Bank Securities, Inc., 0.13%, Open (Purchased on 5/01/13 to be repurchased at $208,327, collateralized by U.S. Treasury Bonds, 3.13% due at 2/15/43, par and fair value of USD 190,000 and $172,544, respectively)		200	200,448
Deutsche Bank Securities, Inc., 0.16%, Open (Purchased on 4/02/13 to be repurchased at $2,184,342, collateralized by U.S. Treasury Notes, 0.50% due at 7/31/17, par and fair value of USD 2,180,000 and $2,133,675, respectively)		2,169	2,169,093
Deutsche Bank Securities, Inc., 0.17%, Open (Purchased on 4/02/13 to be repurchased at $892,518, collateralized by U.S. Treasury Notes, 0.25% due at 8/15/15, par and fair value of USD 890,000 and $888,540, respectively)		889	888,886
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.14%, Open (Purchased on 4/25/13 to be repurchased at $21,678,754, collateralized by U.S. Treasury Notes, 1.63% due at 8/15/22, par and fair value of USD 21,316,000 and $19,843,875, respectively)		21,396	21,395,833

			350,275,685

	Shares
Money Market Funds — 48.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (i)(j)	1,153,874,067	1,153,874,067
Total Short-Term Securities (Cost — $1,501,314,764) — 62.6%		1,504,149,752
Total Investments Before Borrowed Bonds (Cost — $2,748,272,933) — 114.7%		2,756,478,666

Borrowed Bonds	Par (000)		Value
Corporate Bonds — (1.8)%
General Electric Capital Corp., 1.63%, 4/02/18	USD	20,000	$(19,605,440)
National Australia Bank Ltd., 2.30%, 7/25/18		10,000	(10,027,470)
Texas Instruments, Inc., 1.00%, 5/01/18		2,900	(2,789,762)
Time Warner Cable, Inc., 4.00%, 9/01/21		2,010	(1,910,706)
Westpac Banking Corp., 2.25%, 7/30/18		10,000	(9,980,660)

			(44,314,038)
Foreign Government Obligations — (5.6)%
Buoni Poliennali Del Tesoro:
3.75%, 8/01/21	EUR	4,800	(6,385,696)
4.50%, 3/01/26		3,250	(4,315,174)
4.75%, 9/01/21		14,540	(20,343,620)
Kingdom of Belgium, 4.00%, 3/28/18		16,455	(24,696,773)
Kingdom of Spain:
4.10%, 7/30/18		6,670	(9,159,182)
5.50%, 7/30/17-4/30/21		22,211	(32,120,801)
Republic of France, 4.00%, 4/25/18		16,480	(24,961,386)
Republic of Portugal, 4.45%, 6/15/18		9,735	(12,264,587)

			(134,247,219)
U.S. Treasury Obligations — (6.1)%
U.S. Treasury Bonds:
2.75%, 8/15/42-11/15/42	USD	21,405	(17,953,559)
3.00%, 5/15/42		1,550	(1,375,867)
3.13%, 2/15/43		7,720	(7,010,724)
U.S. Treasury Notes:
0.25%, 8/15/15		890	(888,540)
0.38%, 11/15/15		65	(64,964)
0.50%, 7/31/17		2,180	(2,133,675)
0.63%, 7/15/16-4/30/18		27,675	(27,096,307)
0.75%, 12/31/17-3/31/18		7,545	(7,392,227)
1.00%, 5/31/18-11/30/19		2,142	(2,044,331)
1.13%, 12/31/19-3/31/20		4,805	(4,562,902)
1.38%, 7/31/18-5/31/20		14,530	(14,174,184)
1.63%, 8/15/22-11/15/22		37,577	(34,895,463)
1.75%, 5/15/23		41,620	(38,602,550)

			(158,195,293)
Total Borrowed Bonds (Proceeds — $342,220,125) — (14.0)%			(336,756,550)
Total Investments Net of Borrowed Bonds — 100.7%			2,419,722,116
Liabilities in Excess of Other Assets — (0.7)%			(16,932,520)

Net Assets — 100.0%			$2,402,789,596

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Convertible security.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	93,785,586	1,060,088,481	1,153,874,067	$217,681	$793

(j)	Represents the current yield as of report date.

•	Financial futures contracts as of July 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(30)	E-Mini NASDAQ 100® Index	Chicago Mercantile	September 2013	USD	1,849,800	$(24,520)
(56)	E-Mini S&P 500® Index	Chicago Mercantile	September 2013	USD	4,705,400	(179,805)
(612)	Euro-Bobl	Eurex	September 2013	USD	102,439,655	(222,195)
(737)	Euro-Bund	Eurex	September 2013	USD	139,589,573	336,176
(10)	Euro-Schatz	Eurex	September 2013	USD	1,469,575	811
(192)	Gilt British	London	September 2013	USD	32,911,791	541,821
(13)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2013	USD	1,742,813	(4,858)
(96)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2013	USD	12,138,000	120,111
(38)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2013	USD	4,611,953	42,503
(5)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2013	USD	721,250	41,648
Total						$651,692

•	Foreign currency exchange contracts as of July 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,810,000	USD	5,065,014	UBS AG	8/01/13	$3,632
GBP	4,870,000	USD	7,461,717	Credit Suisse International	8/01/13	(53,180)
EUR	10,410,000	USD	13,806,606	BNP Paribas S.A.	8/02/13	42,372
GBP	640,000	USD	971,803	Credit Suisse International	8/05/13	1,803
USD	5,830	CHF	5,400	UBS AG	8/05/13	(5)
USD	3,626,336	EUR	2,744,000	Bank of America N.A.	8/22/13	(24,421)
USD	27,936,794	EUR	21,105,000	Barclays Bank PLC	8/22/13	(142,368)
USD	13,807,460	EUR	10,410,000	BNP Paribas S.A.	8/22/13	(42,532)
USD	657,228	EUR	500,000	BNP Paribas S.A.	8/22/13	(7,997)
USD	2,653,232	EUR	2,000,000	Credit Suisse International	8/22/13	(7,669)
USD	17,019,917	EUR	12,898,000	Deutsche Bank AG	8/22/13	(140,236)
USD	290,628	EUR	220,000	Deutsche Bank AG	8/22/13	(2,071)
USD	442,145,676	EUR	337,352,000	UBS AG	8/22/13	(6,684,525)
USD	9,803,737	EUR	7,430,000	JPMorgan Chase Bank N.A.	9/03/13	(81,922)
USD	5,065,551	EUR	3,810,000	UBS AG	9/03/13	(3,676)
USD	1,537,863	GBP	1,000,000	Bank of America N.A.	10/22/13	17,449
USD	150,970	GBP	100,000	Barclays Bank PLC	10/22/13	(1,072)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	25

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Foreign currency exchange contracts as of July 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,598,535	GBP	3,000,000	Barclays Bank PLC	10/22/13	$37,292
USD	971,320	GBP	640,000	Credit Suisse International	10/22/13	(1,745)
USD	7,457,679	GBP	4,870,000	Credit Suisse International	10/22/13	53,262
USD	89,628,277	GBP	59,435,000	Deutsche Bank AG	10/22/13	(737,541)
USD	2,956,202	GBP	1,944,000	Deutsche Bank AG	10/22/13	517
USD	1,419,315	SEK	9,420,000	BNP Paribas S.A.	10/22/13	(23,150)
USD	1,019,039	SEK	6,918,000	JPMorgan Chase Bank N.A.	10/22/13	(40,300)
Total						$(7,838,083)

•	Credit default swaps — buy protection outstanding as of July 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Kingdom of Spain	1.00%	JPMorgan Chase Bank N.A.	6/20/14	USD	4,990	$(66,111)
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	3,750	89,514
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	8,050	(92,686)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/15	EUR	45,900	(441,490)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/15	EUR	44,571	(428,707)
Republic of Portugal	1.00%	Barclays Bank PLC	12/20/15	USD	900	(12,851)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	1,100	(15,707)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	4,000	(140,343)
CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services LLC	12/20/16	USD	1,000	(19,887)
Republic of Ireland	1.00%	Citibank N.A.	12/20/16	USD	500	(79,103)
Republic of Ireland	1.00%	Citibank N.A.	12/20/16	USD	200	(30,983)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	500	(66,969)
Banco de Sabadell SA	5.00%	BNP Paribas S.A.	6/20/17	EUR	185	(15,503)
CDX.NA.HY Series 18 Version 2	5.00%	Credit Suisse International	6/20/17	USD	1,485	(195,493)
CDX.NA.HY Series 18 Version 2	5.00%	Credit Suisse International	6/20/17	USD	495	(60,588)
CDX.NA.HY Series 18 Version 2	5.00%	Morgan Stanley Capital Services LLC	6/20/17	USD	495	(51,780)
La Caixa	3.00%	BNP Paribas S.A.	6/20/17	EUR	185	(7,778)
La Caixa	3.00%	BNP Paribas S.A.	6/20/17	EUR	140	(6,183)
Republic of Portugal	1.00%	Citibank N.A.	6/20/17	USD	1,000	(152,820)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citibank N.A.	9/20/17	EUR	230	(16,460)
Banco de Sabadell SA	5.00%	JPMorgan Chase Bank N.A.	9/20/17	EUR	650	(56,496)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/17	EUR	800	(75,995)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/17	EUR	638	(68,907)
Peugeot SA	5.00%	Citibank N.A.	9/20/17	EUR	1,070	(110,349)
Banco Bilbao Vizcaya Argentaria SA	3.00%	BNP Paribas S.A.	12/20/17	EUR	300	(18,712)
Banco Popular Espanol SA	5.00%	BNP Paribas S.A.	12/20/17	EUR	800	(63,928)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/17	EUR	1,900	(146,221)
Clariant AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	540	(36,270)
Compagnie de Saint-Gobain SA	1.00%	Goldman Sachs Bank USA	12/20/17	EUR	500	(12,435)
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	25	(834)
Deutsche DSM	1.00%	Deutsche Bank AG	12/20/17	EUR	500	(7,143)
Finmeccanica SpA	5.00%	BNP Paribas S.A.	12/20/17	EUR	450	(30,501)
Banco Bilbao Vizcaya Argentaria SA	3.00%	BNP Paribas S.A.	3/20/18	EUR	150	(3,232)
Banco de Sabadell SA	5.00%	Barclays Bank PLC	3/20/18	EUR	790	2,797
Banco de Sabadell SA	5.00%	BNP Paribas S.A.	3/20/18	EUR	150	1,793
Banco de Sabadell SA	5.00%	JPMorgan Chase Bank N.A.	3/20/18	EUR	780	11,316
Banco Popular Espanol SA	5.00%	Barclays Bank PLC	3/20/18	EUR	1,380	33,110
Banco Popular Espanol SA	5.00%	JPMorgan Chase Bank N.A.	3/20/18	EUR	780	12,682
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	3/20/18	EUR	780	(20,487)

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Credit default swaps — buy protection outstanding as of July 31, 2013 were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Deutsche Bank AG	1.00%	Barclays Bank PLC	3/20/18	EUR	3,700	$(6,886)
Deutsche Bank AG	1.00%	Citibank N.A.	3/20/18	EUR	1,500	(1,994)
Expedia, Inc.	1.00%	Credit Suisse International	3/20/18	USD	1,000	(20,226)
Expedia, Inc.	1.00%	Goldman Sachs Bank USA	3/20/18	USD	1,500	(27,210)
Expedia, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/18	USD	1,000	(12,077)
Koninklijke DSM NV	1.00%	Credit Suisse International	3/20/18	EUR	7,600	(91,838)
Marks & Spencer Group PLC	1.00%	Credit Suisse International	3/20/18	EUR	1,320	(20,771)
Republic of Ireland	1.00%	Bank of America N.A.	3/20/18	USD	850	(16,853)
Republic of Ireland	1.00%	Deutsche Bank AG	3/20/18	USD	1,000	(19,827)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	6,750	7,924
Apache Corp.	1.00%	Bank of America N.A.	6/20/18	USD	1,250	(15,047)
Apache Corp.	1.00%	Barclays Bank PLC	6/20/18	USD	2,500	9,122
Apache Corp.	1.00%	Credit Suisse International	6/20/18	USD	2,000	(17,360)
Apache Corp.	1.00%	Credit Suisse International	6/20/18	USD	2,000	(17,445)
AXA SA	1.00%	Barclays Bank PLC	6/20/18	EUR	4,870	(56,952)
AXA SA	1.00%	BNP Paribas S.A.	6/20/18	EUR	1,995	(77,829)
AXA SA	1.00%	Credit Suisse International	6/20/18	EUR	2,145	(86,045)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Goldman Sachs International	6/20/18	EUR	1,200	(11,497)
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	2,000	10,560
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	2,000	8,451
CDX.NA.IG Series 20 Version 1	1.00%	Chicago Mercantile	6/20/18	USD	42,000	167,170
Computer Sciences Corp.	5.00%	Credit Suisse International	6/20/18	USD	4,000	(82,980)
ConocoPhillips	1.00%	Citibank N.A.	6/20/18	USD	1,250	(4,357)
ConocoPhillips	1.00%	Citibank N.A.	6/20/18	USD	1,250	(4,855)
Credit Agricole SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	2,070	(74,074)
Finmeccanica SpA	5.00%	Credit Suisse International	6/20/18	EUR	330	(10,799)
Finmeccanica SpA	5.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	110	1,080
Haliburton Co.	1.00%	Barclays Bank PLC	6/20/18	USD	1,250	(10,022)
Haliburton Co.	1.00%	Citibank N.A.	6/20/18	USD	1,250	(8,705)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Barclays Bank PLC	6/20/18	EUR	4,980	(169,527)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Citibank N.A.	6/20/18	EUR	1,360	(35,107)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Deutsche Bank AG	6/20/18	EUR	30,000	(172,471)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Deutsche Bank AG	6/20/18	EUR	10,210	(204)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Deutsche Bank AG	6/20/18	EUR	5,590	(83,722)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Deutsche Bank AG	6/20/18	EUR	1,650	(58,334)
iTraxx Europe Crossover Series 19 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	4,080	(109,489)
iTraxx Europe Crossover Series 19 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,210	(54,639)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	10,350	(175,268)
Occidental Petroleum Corp.	1.00%	Citibank N.A.	6/20/18	USD	1,250	6,141
Occidental Petroleum Corp.	1.00%	Citibank N.A.	6/20/18	USD	1,250	3,214
Renault SA	1.00%	Credit Suisse International	6/20/18	EUR	1,000	(19,825)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	6,590	(3,920)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	7,125	(20,838)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	7,135	12,111
Société Générale SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	2,070	(83,163)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	27

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Credit default swaps — buy protection outstanding as of July 31, 2013 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Apache Corp.	1.00%	Barclays Bank PLC	9/20/18	USD	2,500	$5,492
Apache Corp.	1.00%	Barclays Bank PLC	9/20/18	USD	2,000	(1,862)
Apache Corp.	1.00%	Credit Suisse International	9/20/18	USD	2,000	(3,941)
Caterpillar, Inc.	1.00%	BNP Paribas S.A.	9/20/18	USD	2,000	10,201
Caterpillar, Inc.	1.00%	Citibank N.A.	9/20/18	USD	2,000	8,428
Caterpillar, Inc.	1.00%	Credit Suisse International	9/20/18	USD	5,000	3,127
Citigroup, Inc.	1.00%	Goldman Sachs Bank USA	9/20/18	USD	10,000	(19,502)
The Dow Chemical Co.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,000	(15,595)
Freeport-McMoRan Copper & Gold, Inc.	1.00%	Deutsche Bank AG	9/20/18	USD	2,500	(26,222)
Freeport-McMoRan Copper & Gold, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	2,500	(19,358)
HSBC Bank PLC	1.00%	Goldman Sachs Bank USA	9/20/18	EUR	10,000	(51,138)
Monsanto Co.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,000	(28,211)
Praxair, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,000	(12,778)
Total						$(4,009,482)

•	Credit default swaps — sold protection outstanding as of July 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	BBB+	USD	5,000	$160,624
Republic of Italy	1.00%	Citibank N.A.	12/20/16	BBB	USD	500	38,515
Republic of Italy	1.00%	Citibank N.A.	12/20/16	BBB	USD	200	14,933
Sunrise Communications Holdings SA	5.00%	Credit Suisse International	3/20/17	B-	EUR	500	75,109
CDX.NA.HY Series 18 Version 2	5.00%	Credit Suisse International	6/20/17	B+	USD	1,485	204,662
Sunrise Communications Holdings SA	5.00%	Citibank N.A.	6/20/17	B-	EUR	290	47,106
Ardagh Packaging Finance PLC	5.00%	Barclays Bank PLC	9/20/17	CCC+	EUR	90	12,934
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	9/20/17	CCC+	EUR	140	20,456
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse International	12/20/17	B+	USD	4,000	198,271
Deutsche Telekom AG	1.00%	Deutsche Bank AG	12/20/17	BBB+	EUR	1,000	14,316
E. ON AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A-	EUR	500	4,430
Imperial Tobacco Group PLC	1.00%	Citibank N.A.	12/20/17	BBB	EUR	500	9,504
Imperial Tobacco Group PLC	1.00%	Deutsche Bank AG	12/20/17	BBB	EUR	1,000	9,830
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A-	EUR	34,400	536,339
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase Bank N.A.	12/20/17	A-	EUR	22,950	357,820
Sabre Holdings Corp. TSG	5.00%	Goldman Sachs International	12/20/17	CCC+	USD	1,000	133,826
Sunrise Communications Holdings SA	5.00%	Credit Suisse International	12/20/17	B-	EUR	490	21,790
Sunrise Communications Holdings SA	5.00%	Goldman Sachs International	12/20/17	B-	EUR	570	30,307
ThyssenKrupp AG	1.00%	Credit Suisse International	12/20/17	BB	EUR	800	4,020
ThyssenKrupp AG	1.00%	Goldman Sachs International	12/20/17	BB	EUR	600	4,559
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	BB	EUR	540	4,103
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	3/20/18	CCC+	EUR	1,350	35,180
Ardagh Packaging Finance PLC	5.00%	Deutsche Bank AG	3/20/18	CCC+	EUR	1,420	36,294
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	3/20/18	BBB	EUR	2,590	(82,353)
Intesa Sanpaolo SpA	1.00%	Bank of America N.A.	3/20/18	BBB	EUR	2,600	(28,195)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/18	BB	EUR	2,500	82,505
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/18	BB	EUR	2,000	57,144
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	EUR	5,050	4,742
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	USD	59	974
Sabre Holdings Corp. TSG	5.00%	Goldman Sachs International	3/20/18	CCC+	USD	1,500	138,427
Sabre Holdings Corp. TSG	5.00%	Goldman Sachs International	3/20/18	CCC+	USD	1,500	138,183
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	650	65,727
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	640	56,652
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B+	EUR	650	62,954

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Credit default swaps — sold protection outstanding as of July 31, 2013 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B+	EUR	640	$56,652
Sunrise Communications Holdings SA	5.00%	Citibank N.A.	3/20/18	B-	EUR	930	33,683
Sunrise Communications Holdings SA	5.00%	Goldman Sachs International	3/20/18	B-	EUR	990	30,673
Swiss Reinsurnace Co. Ltd.	1.00%	Barclays Bank PLC	3/20/18	AA-	EUR	3,700	33,179
Swiss Reinsurnace Co. Ltd.	1.00%	Citibank N.A.	3/20/18	AA-	EUR	1,500	13,995
ThyssenKrupp AG	1.00%	Credit Suisse International	3/20/18	BB	EUR	1,450	(34,970)
UniCredit SpA	3.00%	Barclays Bank PLC	3/20/18	BBB	EUR	1,300	(693)
UniCredit SpA	3.00%	JPMorgan Chase Bank N.A.	3/20/18	BBB	EUR	2,600	(8,582)
Accor SA	1.00%	BNP Paribas S.A.	6/20/18	BBB-	EUR	4,060	15,576
Advanced Micro Devices, Inc.	5.00%	Goldman Sachs International	6/20/18	B	USD	1,000	42,049
Advanced Micro Devices, Inc.	5.00%	Morgan Stanley Capital Services LLC	6/20/18	B	USD	1,600	39,699
Allianz SE	1.00%	JPMorgan Chase Bank N.A.	6/20/18	AA	EUR	4,550	118,526
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	6/20/18	CCC+	EUR	1,700	(43,354)
Aviva PLC	1.00%	Barclays Bank PLC	6/20/18	A-	EUR	4,870	24,498
Aviva PLC	1.00%	BNP Paribas S.A.	6/20/18	A-	EUR	1,995	66,938
Aviva PLC	1.00%	Credit Suisse International	6/20/18	A-	EUR	2,145	71,379
CDX.NA.HY Series 20 Version 1	5.00%	Chicago Mercantile	6/20/18	B+	USD	16,751	178,549
Compagnie de Saint-Gobain SA	1.00%	Bank of America N.A.	6/20/18	BBB	EUR	1,305	11,391
Daimler AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	A-	EUR	1,890	14,934
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/18	A	EUR	1,480	4,090
Deutsche Telekom AG	1.00%	Citibank N.A.	6/20/18	BBB+	EUR	1,920	17,333
Glencore Xstrata PLC	1.00%	Citibank N.A.	6/20/18	BBB	EUR	2,070	(39,956)
Glencore Xstrata PLC	1.00%	Credit Suisse International	6/20/18	BBB	EUR	1,890	(92,089)
Glencore Xstrata PLC	1.00%	Goldman Sachs International	6/20/18	BBB	EUR	1,115	(13,131)
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	2,210	(22,349)
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	1,920	(90,166)
Glencore Xstrata PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	1,095	(20,298)
iTraxx Europe Crossover Series 19 Version 1	5.00%	IntercontinentalExchange, Inc.	6/20/18	B+	EUR	3,610	35,760
iTraxx Europe Crossover Series 19 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	B+	EUR	4,980	(2,974)
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	A	EUR	11,880	54,147
iTraxx Sub Financials Series 19 Version 1	1.00%	Barclays Bank PLC	6/20/18	A	EUR	3,800	61,649
iTraxx Sub Financials Series 19 Version 1	1.00%	Deutsche Bank AG	6/20/18	A	EUR	45,000	244,829
iTraxx Sub Financials Series 19 Version 1	1.00%	Deutsche Bank AG	6/20/18	A	EUR	45,000	198,222
iTraxx Sub Financials Series 19 Version 1	1.00%	Deutsche Bank AG	6/20/18	A	EUR	10,300	42,317
iTraxx Sub Financials Series 19 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/18	A	EUR	15,700	62,151
Laxess AG	1.00%	BNP Paribas S.A.	6/20/18	BBB	EUR	1,920	(33,633)
Metro AG	1.00%	Credit Suisse International	6/20/18	BBB-	EUR	1,890	(7,010)
Munchener Ruckversicherungs AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	AA-	EUR	4,550	77,692
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	4,060	(7,851)
Schaeffler Finance BV	5.00%	Barclays Bank PLC	6/20/18	B+	EUR	1,000	9,419
Solvay SA	1.00%	Credit Suisse International	6/20/18	BBB+	EUR	1,890	(12,090)
Sunrise Communications Holdings SA	5.00%	Credit Suisse International	6/20/18	B-	EUR	1,500	9,948
Telecom Italia SpA	1.00%	Bank of America N.A.	6/20/18	BBB-	EUR	2,210	(28,294)
Telecom Italia SpA	1.00%	Barclays Bank PLC	6/20/18	BBB-	EUR	1,095	(1,776)
Telecom Italia SpA	1.00%	Goldman Sachs International	6/20/18	BBB-	EUR	1,115	(20,008)
Tesco PLC	1.00%	Goldman Sachs International	6/20/18	BBB+	EUR	4,060	(49,342)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	29

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Credit default swaps — sold protection outstanding as of July 31, 2013 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
ThyssenKrupp AG	1.00%	Barclays Bank PLC	6/20/18	BB	EUR	1,000	$(37,073)
ThyssenKrupp AG	1.00%	Credit Suisse International	6/20/18	BB	EUR	1,200	(22,255)
Vinci SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	1,890	(14,468)
Vivendi SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR	1,920	20,188
Volkswagen AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	A-	EUR	1,920	17,077
Volkswagen AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	A-	EUR	1,890	11,991
Advanced Micro Devices, Inc.	5.00%	Goldman Sachs International	9/20/18	B	USD	1,000	32,387
Advanced Micro Devices, Inc.	5.00%	Goldman Sachs International	9/20/18	B	USD	750	(2,971)
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank N.A.	9/20/18	B	USD	1,000	22,756
Ford Motor Co.	5.00%	Goldman Sachs International	9/20/18	BB+	USD	3,000	45,388
General Electric Capital Corp.	1.00%	Deutsche Bank AG	9/20/18	AA+	USD	20,000	163,440
HeidelbergCement AG	5.00%	Citibank N.A.	9/20/18	Not Rated	EUR	2,340	91,694
MGIC Investment Corp.	5.00%	Bank of America N.A.	9/20/18	B-	USD	2,150	(28,786)
Radian Group, Inc.	5.00%	Bank of America N.A.	9/20/18	B-	USD	2,150	(35,122)
Schaeffler Finance BV	5.00%	Citibank N.A.	9/20/18	B+	EUR	2,400	23,216
Telecom Italia SpA	1.00%	Goldman Sachs International	9/20/18	BBB-	EUR	3,650	18,863
ThyssenKrupp AG	1.00%	Bank of America N.A.	9/20/18	BB	EUR	4,000	(34,182)
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA+	USD	4,035	8,268
Republic of France	0.25%	Citibank N.A.	6/20/23	AA+	USD	4,350	27,581
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA+	USD	4,350	2,680
Total							$3,823,072

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Total return swaps outstanding as of July 31, 2013 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Nokia Oyj	3-month EURIBOR Minus 2.00%[1]	Citibank N.A.	5/23/14	EUR	147	(35,064)
Nokia Oyj	3-month EURIBOR Minus 1.50%[1]	JPMorgan Chase Bank N.A.	5/26/14	EUR	147	(35,262)
Nokia Oyj	3-month EURIBOR Minus 1.25%[1]	BNP Paribas S.A.	6/20/14	EUR	12	(1,065)
Nokia Oyj	3-month EURIBOR Minus 1.25%[1]	Bank of America N.A.	7/01/14	EUR	30	1,779
International Consolidated Airlines Group SA	GBP 1-month LIBOR Minus 0.30%[1]	Credit Suisse International	11/17/14	GBP	630	(166,563)
Total						$(236,175)

[1]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the

See Notes to Financial Statements.

30	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$26,426,071	$22,068,261	$48,494,332
Common Stocks	$2,334,475	—	—	2,334,475
Corporate Bonds	—	859,928,629	—	859,928,629
Floating Rate Loan Interests	—	85,704,429	6,307,006	92,011,435
Foreign Agency Obligations	—	19,672,251	—	19,672,251
Foreign Government Obligations	—	84,332,693	—	84,332,693
Non-Agency Mortgage-Backed Securities	—	24,509,185	—	24,509,185
Preferred Securities	16,312,875	53,954,107	—	70,266,982
U.S. Treasury Obligations	—	50,778,932	—	50,778,932
Short-Term Securities:
Borrowed Bond Agreements	—	350,275,685	—	350,275,685
Money Market Funds	1,153,874,067	—	—	1,153,874,067
Liabilities:
Investments in Securities:
Borrowed Bonds	—	(336,756,550)	—	(336,756,550)
Total	$1,172,521,417	$1,218,825,432	$28,375,267	$2,419,722,116

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$5,041,276	—	$5,041,276
Foreign currency exchange contracts	$47,807	108,520	—	156,327
Interest rate contracts	1,083,070	1,779	—	1,084,849
Liabilities:
Credit contracts	—	(5,227,686)	—	(5,227,686)
Equity contracts	(204,325)	—	—	(204,325)
Foreign currency exchange contracts	(53,185)	(7,941,225)	—	(7,994,410)
Interest rate contracts	(227,053)	(237,954)	—	(465,007)
Total	$646,314	$(8,255,290)	—	$(7,608,976)

[1]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	31

Schedule of Investments (concluded)	BlackRock Global Long/Short Credit Fund

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$6,663,211	—	—	$6,663,211
Foreign currency at value	509,253	—	—	509,253
Cash pledged for financial futures contracts	4,158,000	—	—	4,158,000
Cash pledged as collateral for swap contracts	10,730,000	—	—	10,730,000
Liabilities:
Cash received as collateral for borrowed bond agreements	—	$(3,068,671)	—	(3,068,671)
Total	$22,060,464	$(3,068,671)	—	$18,991,793

There were no transfers between Level 1 and Level 2 during the year ended July 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of July 31, 2012	—	$957,837	$736,885	$1,694,722
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(197,505)	(736,885)	(934,390)
Accrued discounts/premiums	$21,133	10,680	—	31,813
Net realized gain (loss)	—	12,470	—	12,470
Net change in unrealized appreciation/depreciation[1]	(223,654)	42,585	—	(181,069)
Purchases	22,270,782	7,167,420	—	29,438,202
Sales	—	(1,686,481)	—	(1,686,481)
Closing Balance, as of July 31, 2013	$22,068,261	$6,307,006	—	$28,375,267

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of July 31, 2013 was $(177,777).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	JULY 31, 2013

Statements of Assets and Liabilities

July 31, 2013	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Assets
Investments at value — unaffiliated[2]	$386,885,374	$1,602,604,599
Investments at value — affiliated[3]	15,958,082	1,153,874,067
Cash	3,218	6,663,211
Cash pledged for financial futures contracts	—	4,158,000
Cash pledged as collateral for over-the-counter swaps	—	9,040,000
Cash pledged for centrally cleared swaps	—	1,690,000
Foreign currency at value[4]	29,227	509,253
Variation margin receivable	—	212,129
Investments sold receivable	763,105	12,935,289
Swap premiums paid	—	9,759,324
Unrealized appreciation on foreign currency exchange contracts	—	156,327
Unrealized appreciation on swaps	—	4,697,336
Capital shares sold receivable	4,024,520	42,794,335
Interest receivable	4,270	11,948,008
Receivable from Manager	4,674	2,293
Dividends receivable — unaffiliated	145,647	94,687
Dividends receivable — affiliated	635	39,818
Prepaid expenses	10,196	174,512

Total assets	407,828,948	2,861,353,188

Liabilities
Borrowed bonds at value[5]	—	336,756,550
Cash received as collateral for borrowed bond agreements	—	3,068,671
Investments purchased payable	389,160	76,716,389
Swap premiums received	—	15,993,780
Unrealized depreciation on foreign currency exchange contracts	5,347	7,994,410
Unrealized depreciation on swaps	—	5,465,640
Interest expense payable	—	2,048,198
Income dividends payable	—	430,789
Capital shares redeemed payable	442,081	6,300,084
Swaps payable	—	1,148,149
Investment advisory fees payable	362,152	1,782,339
Other affiliates payable	22,537	96,308
Service and distribution fees payable	12,626	284,395
Officer’s and Trustees’ fees payable	1,258	—
Other accrued expenses payable	115,625	477,890

Total liabilities	1,350,786	458,563,592

Net Assets	$406,478,162	$2,402,789,596

Net Assets Consist of
Paid-in capital	$457,009,775	$2,390,851,290
Undistributed net investment income (loss)	(654,936)	6,422,552
Accumulated net realized gain (loss)	(29,693,275)	(582,333)
Net unrealized appreciation/depreciation	(20,183,402)	6,098,087

Net Assets	$406,478,162	$2,402,789,596

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$407,067,338	$1,594,398,866
[3] Investments at cost — affiliated	$15,958,082	$1,153,874,067
[4] Foreign currency at cost	$29,141	$505,362
[5] Proceeds received from borrowed bonds	—	$342,220,125

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	33

Statements of Assets and Liabilities (concluded)

July 31, 2013	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Net Asset Value
Institutional
Net assets	$378,746,606	$1,335,923,571

Shares outstanding[2]	41,304,070	125,700,293

Net asset value	$9.17	$10.63

Investor A
Net assets	$17,399,109	$910,247,217

Shares outstanding[2]	1,902,513	85,770,845

Net asset value	$9.15	$10.61

Investor C
Net assets	$10,332,447	$156,618,808

Shares outstanding[2]	1,145,214	14,830,052

Net asset value	$9.02	$10.56

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	JULY 31, 2013

Statements of Operations

Year Ended July 31, 2013	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Investment Income
Dividends — unaffiliated	$3,422,989	—
Foreign taxes withheld	(150,339)	—
Interest	164,540	$22,608,292
Dividends — affiliated	14,718	217,681

Total income	3,451,908	22,825,973

Expenses
Investment advisory	3,764,612	7,410,357
Administration	245,518	539,823
Professional	170,440	105,977
Service and distribution — class specific	147,877	1,205,813
Transfer agent — class specific	92,059	656,503
Administration — class specific	81,800	178,423
Custodian	47,649	59,332
Registration	46,116	99,423
Printing	23,327	36,471
Offering	31,360	48,947
Officer and Trustees	12,447	20,483
Miscellaneous	31,257	177,852
Recoupment of past waived fees	—	89,234
Recoupment of past waived fees — class specific	17,674	69,547

Total expenses excluding interest expense	4,712,136	10,698,185
Interest expense	—	2,789,263

Total expenses	4,712,136	13,487,448
Less fees waived by Manager	(295,453)	(211,085)
Less administration fees waived — class specific	(12,850)	(39,319)
Less transfer agent fees waived — class specific	(1,119)	(428)
Less transfer agent fees reimbursed — class specific	(38,535)	(20,319)

Total expenses after fees waived and reimbursed	4,364,179	13,216,297

Net investment income (loss)	(912,271)	9,609,676

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(28,013,634)	5,029,882
Capital gain distributions received from affiliated underlying funds	105	793
Options written	—	955,387
Financial futures contracts	—	763,873
Swaps	—	1,425,839
Foreign currency transactions	(115,856)	(1,892,292)
Borrowed bonds	—	(1,678,302)

	(28,129,385)	4,605,180

Net change in unrealized appreciation/depreciation on:
Investments	(17,130,846)	6,916,639
Options written	—	(1,694)
Financial futures contracts	—	893,117
Swaps	—	(692,172)
Foreign currency translations	(1,763)	(7,497,140)
Short sales	—	1,016
Borrowed bonds	—	5,880,457

	(17,132,609)	5,500,223

Total realized and unrealized gain (loss)	(45,261,994)	10,105,403

Net Increase (Decrease) in Net Assets Resulting from Operations	$(46,174,265)	$19,715,079

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	35

Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund[1]		BlackRock Global Long/Short Credit Fund
Increase in Net Assets:	Year Ended July 31, 2013	Period October 3, 2011[2] to July 31, 2012	Year Ended July 31, 2013	Period September 30, 2011[2] to July 31, 2012

Operations
Net investment income (loss)	$(912,271)	$(93,087)	$9,609,676	$618,989
Net realized gain (loss)	(28,129,385)	(48,547)	4,605,180	2,939,420
Net change in unrealized appreciation/depreciation	(17,132,609)	(3,050,793)	5,500,223	597,864

Net increase (decrease) in net assets resulting from operations	(46,174,265)	(3,192,427)	19,715,079	4,156,273

Dividends and Distributions to Shareholders From[3]
Net investment income:
Institutional	(68,445)	(29,207)	(2,005,733)	(320,151)
Investor A	—	(793)	(1,302,564)	(116,668)
Investor C	—	—	(227,628)	(9,593)
Net realized gain:
Institutional	—	(1,302,498)	(4,565,150)	(44,796)
Investor A	—	(63,444)	(2,964,703)	(6,528)
Investor C	—	(54,453)	(518,094)	(3,383)
Tax return of capital:
Institutional	—	—	(585,625)	—
Investor A	—	—	(380,317)	—
Investor C	—	—	(66,462)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(68,445)	(1,450,395)	(12,616,276)	(501,119)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	365,822,228	91,541,466	2,178,061,981	213,973,658

Net Assets
Total increase in net assets.	319,579,518	86,898,644	2,185,160,784	217,628,812
Beginning of period	86,898,644	—	217,628,812	—

End of period	$406,478,162	$86,898,644	$2,402,789,596	$217,628,812

Undistributed net investment income (loss) at end of year	$(654,936)	$33,083	$6,422,552	$1,685,227

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Commencement of operations.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	JULY 31, 2013

Consolidated Statement of Cash Flows

Year Ended July 31, 2013	BlackRock Commodity Strategies Fund

Cash Used for Operating Activities
Net decrease in net assets resulting from operations	$(46,174,265)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Increase in dividends receivable — unaffiliated	(117,973)
Increase in dividends receivable — affiliated	(405)
Decrease in interest receivable	18,289
Decrease in prepaid expenses	936
Decrease in deferred offering costs	31,748
Decrease in receivable from Manager	1,956
Increase in service and distribution fees payable	2,544
Increase in investment advisory fees payable	322,077
Increase in other affiliates payable	19,988
Increase in Officer’s and Trustees’ fees payable	52
Increase in other accrued expenses payable	78,658
Decrease in offering costs payable	(110,789)
Net realized and unrealized loss on investments and foreign currency translations	45,146,212
Amortization of premium and accretion of discount on investments	(86,752)
Proceeds from sales of long-term investments	121,919,125
Purchases of long-term investments	(365,056,185)
Net payments from purchases of short-term securities	(118,405,940)

Cash used for operating activities	(362,410,724)

Cash Provided by Financing Activities
Proceeds from shares sold	437,671,565
Shares redeemed	(75,230,149)
Cash dividends paid to shareholders	(3,456)

Cash provided by financing activities	362,437,960

Cash impact from foreign exchange fluctuations
Cash impact from foreign exchange fluctuations	74

Cash and Foreign Currency
Net increase in cash and foreign currency	27,310
Cash and foreign currency at beginning of year	5,135

Cash and foreign currency at end of year	$32,445

Cash Flow Information
Reinvestment of dividends	$64,989

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	37

Consolidated Financial Highlights	BlackRock Commodity Strategies Fund

	Institutional		Investor A		Investor C
	Year Ended July 31, 2013	Period October 3, 2011[1] to July 31, 2012	Year Ended July 31, 2013	Period October 3, 2011[1] to July 31, 2012	Year Ended July 31, 2013	Period October 3, 2011[1] to July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.00	$9.93	$10.00	$9.87	$10.00

Net investment loss[2]	(0.03)	(0.01)	(0.04)	(0.02)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	(0.73)	0.22	(0.74)	0.22	(0.74)	0.22

Net increase (decrease) from investment operations	(0.76)	0.21	(0.78)	0.20	(0.85)	0.14

Dividends and distributions from:[3]
Net investment income	(0.00)[4]	(0.01)	—	(0.00)[4]	—	—
Net realized gain	—	(0.27)	—	(0.27)	—	(0.27)

Total dividends and distributions	(0.00)[4]	(0.28)	—	(0.27)	—	(0.27)

Net asset value, end of period.	$9.17	$9.93	$9.15	$9.93	$9.02	$9.87

Total Investment Return[5]
Based on net asset value	(7.63)%	2.00%[6]	(7.86)%	1.97%[6]	(8.61)%	1.29%[6]

Ratios to Average Net Assets
Total expenses	1.38%[7]	1.87%[8,9]	1.79%[7]	2.08%[8,9]	2.49%[7]	2.85%[8,9]

Total expenses excluding recoupment of past waived fees.	1.38%[7]	1.87%[8,9]	1.79%[7]	2.08%[8,9]	2.49%[7]	2.85%[8,9]

Total expenses after fees waived and reimbursed	1.29%[7]	1.30%[8]	1.50%[7]	1.50%[8]	2.25%[7]	2.24%[8]

Net investment loss	(0.24%)[7]	(0.08)%[8]	(0.39%)[7]	(0.26)%[8]	(1.14%)[7]	(0.97)%[8]

Supplemental Data
Net assets, end of period (000)	$378,747	$62,974	$17,399	$15,274	$10,332	$8,651

Portfolio turnover	63%	127%	63%	127%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[8]	Annualized.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.89%, 2.08% and 2.85%, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	JULY 31, 2013

Financial Highlights	BlackRock Global Long/Short Credit Fund

	Institutional		Investor A		Investor C
	Year Ended July 31, 2013	Period September 30, 2011[1] to July 31, 2012	Year Ended July 31, 2013	Period September 30, 2011[1] to July 31, 2012	Year Ended July 31, 2013	Period September 30, 2011[1] to July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.32	$10.00	$10.30	$10.00	$10.26	$10.00

Net investment income (loss)[2]	0.15	0.06	0.12	0.06	0.04	(0.01)
Net realized and unrealized gain	0.41	0.30	0.42	0.28	0.41	0.29

Net increase from investment operations	0.56	0.36	0.54	0.34	0.45	0.28

Dividends and distributions from:[3]
Net investment income	(0.13)	(0.03)	(0.11)	(0.03)	(0.03)	(0.01)
Net realized gain	(0.11)	(0.01)	(0.11)	(0.01)	(0.11)	(0.01)
Tax return of capital	(0.01)	—	(0.01)	—	(0.01)	—

Total dividends and distributions	(0.25)	(0.04)	(0.23)	(0.04)	(0.15)	(0.02)

Net asset value, end of period	$10.63	$10.32	$10.61	$10.30	$10.56	$10.26

Total Investment Return[4]
Based on net asset value	5.45%	3.55%[5]	5.23%	3.32%[5]	4.39%	2.79%[5]

Ratios to Average Net Assets
Total expenses	1.56%	1.73%[6,7]	1.79%	1.93%[6,7]	2.50%	2.66%[6,7]

Total expenses excluding recoupment of past waived fees	1.54%	1.73%[6,7]	1.77%	1.93%[6,7]	2.48%	2.66%[6,7]

Total expenses after fees waived and reimbursed	1.53%	1.46%[6]	1.75%	1.66%[6]	2.47%	2.40%[6]

Total expenses after fees waived, reimbursed and excluding interest expense	1.18%	1.20%[6]	1.40%	1.39%[6]	2.12%	2.14%[6]

Net investment income (loss)	1.38%	0.70%[6]	1.11%	0.67%[6]	0.39%	(0.16)%[6]

Supplemental Data
Net assets, end of period (000)	$1,335,924	$133,444	$910,247	$71,053	$156,619	$13,132

Portfolio turnover	185%	355%	185%	355%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.75%, 1.93% and 2.66%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	39

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (“Commodity Strategies”) and BlackRock Global Long/Short Credit Fund (“Global Long/Short Credit”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Commodity Strategies is classified as non-diversified and Global Long/Short Credit is classified as diversified. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Basis of Consolidation: The accompanying consolidated financial statements of Commodity Strategies include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Commodity Strategies and primarily invests in commodity-related instruments. The Subsidiary enables Commodity Strategies to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Commodity Strategies may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Commodity Strategies.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair

40	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee deem, or its delegate, relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be

BLACKROCK FUNDS	JULY 31, 2013	41

Notes to Financial Statements (continued)

taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Dividends from net investment income are declared and paid at least annually for Commodity Strategies. Global Long/Short Credit’s dividends from net investment income are declared daily and paid monthly. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the two years ended July 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Global Long/Short Credit may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the proceeds at lower interest rates. If Global Long/ Short Credit has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Global Long/Short Credit may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Global Long/Short Credit may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the

42	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Global Long/Short Credit may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: Global Long/Short Credit may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Commodity-Linked Notes: Commodity Strategies may invest in commodity-linked notes to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, Commodity Strategies purchases a note and, in return, the issuer typically provides for an interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. Performance of a particular commodity index will affect the value of the commodity-linked note. The value of the commodity-linked note is generally based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index. In addition to credit, interest rate and counterparty risk typically associated with traditional debt investments, commodity-linked notes are subject to risks affecting the underlying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. Commodity Strategies has the option to request prepayment from the issuer at any time. The value of the commodity-linked note, which is marked-to-market daily, is recorded on the Consolidated Statement of Assets and Liabilities. The daily change in value, including any fees to be paid, is included in net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations. Interest accruals are included in interest income on the Consolidated Statement of Operations. Commodity Strategies realizes a gain or loss when a commodity-linked note is sold or matures.

Capital Trusts and Trust Preferred Securities: Global Long/Short Credit may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Global Long/Short Credit may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Global Long/Short Credit may invest in floating rate loan interests. The floating rate loan interests Global Long/ Short Credit holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally

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Notes to Financial Statements (continued)

non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. Global Long/Short Credit may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. Global Long/Short Credit considers these investments to be investments in debt securities for purposes of its investment policies.

When Global Long/Short Credit purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, Global Long/Short Credit may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by Global Long/Short Credit upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. Global Long/Short Credit may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. Global Long/Short Credit may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in Global Long/Short Credit having a contractual relationship only with the lender, not with the borrower. Global Long/Short Credit will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, Global Long/Short Credit generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and Global Long/Short Credit may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, Global Long/Short Credit will assume the credit risk of both the borrower and the lender that is selling the Participation. Global Long/ Short Credit’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, Global Long/Short Credit may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in Global Long/Short Credit having a direct contractual relationship with the borrower, and Global Long/Short Credit may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Global Long/Short Credit may enter into borrowed bond agreements. In a borrowed bond agreement, Global Long/Short Credit borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and Global Long/Short Credit, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between Global Long/Short Credit and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by Global Long/Short Credit may be limited if the value of an investment purchased with the cash collateral by the lender decreases. Global Long/Short Credit may also experience delays in gaining access to the collateral.

Short Sales: Global Long/Short Credit may enter into short sale transactions in which Global Long/Short Credit sells a security it does not hold in anticipation of a decline in the market price of that security. When Global Long/Short Credit makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by Global Long/Short Credit is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. Global Long/Short Credit is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. Global Long/Short Credit is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which Global Long/Short Credit sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance Global Long/Short Credit will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

44	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

Financial Futures Contracts: Global Long/Short Credit purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between Global Long/Short Credit and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, Global Long/Short Credit is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Global Long/Short Credit agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Global Long/Short Credit as unrealized appreciation or depreciation. When the contract is closed, Global Long/Short Credit records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away, from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Global Long/Short Credit purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When Global Long/Short Credit purchases (writes) an option, an amount equal to the premium paid (received) by Global Long/Short Credit is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or Global Long/Short Credit enters into a closing transaction), Global Long/Short Credit realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When Global Long/Short Credit writes a call option, such option is “covered,” meaning that Global Long/Short Credit holds the underlying instrument subject to being called by the option counterparty. When Global Long/Short Credit writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Global Long/Short Credit also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by Global Long/Short Credit but not yet delivered, or committed or anticipated to be purchased by Global Long/Short Credit.

In purchasing and writing options, Global Long/Short Credit bears the risk of an unfavorable change in the value of the underlying instrument or the risk that Global Long/Short Credit may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in Global Long/Short Credit purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Global Long/Short Credit enters into swap agreements, in which Global Long/Short Credit and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or

BLACKROCK FUNDS	JULY 31, 2013	45

Notes to Financial Statements (continued)

centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by Global Long/Short Credit for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, Global Long/Short Credit will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and Global Long/Short Credit faces the CCP through a broker. Upon entering into a centrally cleared swap, Global Long/Short Credit is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Global Long/Short Credit enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). Global Long/Short Credit may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, Global Long/Short Credit will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, Global Long/Short Credit will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Global Long/Short Credit enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/ return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, Global Long/Short Credit will receive a payment from or make a payment to the counterparty.

46	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:
	Fair Values of Derivative Financial Instruments as of July 31, 2013
	Derivative Assets
		Commodity Strategies		Global Long/Short Credit
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on swaps	—		$1,084,849
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—		156,327
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	—		14,800,600
Total		—		$16,041,776

	Derivative Liabilities
		Commodity Strategies		Global Long/Short Credit
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]	—		$465,007
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$5,347		7,994,410
Credit contracts	Unrealized depreciation on swaps; Swap premiums received	—		21,221,466
Equity contracts	Net unrealized appreciation/depreciation[1]	—		204,325
Total		$5,347		$29,885,208

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2013
	Net Realized Gain (Loss) From
	Commodity Strategies	Global Long/ Short Credit
Interest rate contracts:
Financial futures contracts	—	$1,136,595
Swaps	—	547,710
Options[2]	—	(100,424)
Foreign currency exchange contracts:
Foreign currency transactions	$(304,029)	(2,356,830)
Options[2]	—	(181,022)
Credit contracts:
Swaps	—	878,129
Options[2]	—	4,346
Equity contracts:
Financial futures contracts	—	(372,722)
Options[2]	—	(602,740)

Total	$(304,029)	$(1,046,958)

	Net Change in Unrealized Appreciation/Depreciation on
	Commodity Strategies	Global Long/Short Credit
Interest rate contracts:
Financial futures contracts	—	$1,097,442
Swaps	—	(236,175)
Foreign currency exchange contracts:
Foreign currency translations	$(5,032)	(7,551,224)
Options[2]	—	11,312
Credit contracts:
Swaps	—	(455,997)
Options	—	(1,694)
Equity contracts:
Financial futures contracts	—	(204,325)
Options[2]	—	29,756

Total	$(5,032)	$(7,310,905)

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK FUNDS	JULY 31, 2013	47

Notes to Financial Statements (continued)

For the year ended July 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Commodity Strategies	Global Long/Short Credit
Financial futures contracts:
Average number of contracts purchased	—	5
Average number of contracts sold	—	1,039
Average notional value of contracts purchased	—	$1,045,580
Average notional value of contracts sold	—	$176,466,014
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	14
Average number of contracts - US dollars sold	1	2
Average US dollar amounts purchased	$450,855	$329,972,473
Average US dollar amounts sold	$158,217	$16,272,290
Options:
Average number of option contracts purchased.	—	1,201
Average number of option contracts written	—	475
Average notional value of option contracts purchased	—	$17,600,842
Average notional value of option contracts written	—	$6,650,000
Average number of swaption contracts purchased	—	1
Average number of swaption contracts written	—	2
Average notional value of swaption contracts purchased	—	$18,525,149
Average notional value of swaption contracts written	—	$12,894,079
Credit default swaps:
Average number of contracts - buy protection	—	91
Average number of contracts - sell protection	—	70
Average notional value - buy protection	—	$315,398,493
Average notional value - sell protection	—	$255,087,566
Total return swaps:
Average number of contracts	—	1
Average notional value	—	$351,348

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement

48	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Commodity Strategies	Global Long/Short Credit
Average Daily Net Assets	Investment	Advisory Fee
First $1 Billion	1.15%	0.95%
$1 Billion - $3 Billion	1.08%	0.89%
$3 Billion - $5 Billion	1.04%	0.86%
$5 Billion - $10 Billion	1.00%	0.83%
Greater than $10 Billion	0.98%	0.81%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2013, the Manager waived $11,004 and $210,942 for Commodity Strategies and Global Long/ Short Credit, respectively.

For Commodity Strategies, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Commodity Strategies pays the Manager based on Commodity Strategies’ net assets, which include the assets of the Subsidiary.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for Commodity Strategies and with BlackRock Financial Management, Inc. (“BFM”) and BIL, each an affiliate of the Manager, to serve as sub-advisors for Global Long/Short Credit. The Manager pays BFM and BIL, as applicable, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Commodity Strategies	$46,074	$101,803	$147,877
Global Long/Short Credit	$710,988	$494,825	$1,205,813

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the

BLACKROCK FUNDS	JULY 31, 2013	49

Notes to Financial Statements (continued)

Statements of Operations:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$1,321	$729	$338	$2,388
Global Long/Short Credit	$1,030	$1,295	$262	$2,587

For the year ended July 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$53,331	$27,970	$10,758	$92,059
Global Long/Short Credit	$386,778	$238,521	$31,204	$656,503

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 million	0.075%
$500 million - $1 billion	0.065%
Greater than $1 billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration – class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 million	0.025%
$500 million - $1 billion	0.015%
Greater than $1 billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations. For the year ended July 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration — class specific and administration fees waived — class specific in the Statements of Operations:

Commodity Strategies	$219,130
Global Long/Short Credit	$475,621

For the year ended July 31, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$74,662	$4,600	$2,538	$81,800
Global Long/Short Credit	$98,522	$67,566	$12,335	$178,423

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other Fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Commodity Strategies	1.30%	1.50%	2.25%
Global Long/Short Credit	1.20%	1.40%	2.15%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2013 unless approved by the Board, including a majority of the independent trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2013, the Manager waived $284,449 and $143 of investment advisory fees for Commodity Strategies and Global Long/Short Credit, respectively, which are included in fees waived by Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Investor A	Investor C	Total
Commodity Strategies	$5,716	$4,600	$2,534	$12,850
Global Long/Short Credit	$13,521	$23,979	$1,819	$39,319

Transfer Agent Fees Waived
	Institutional	Investor A	Investor C	Total
Commodity Strategies	$52	$729	$338	$1,119
Global Long/Short Credit	$62	$327	$39	$428

Transfer Agent Fees Reimbursed
	Institutional	Investor A	Investor C	Total
Commodity Strategies	$2,064	$26,522	$9,949	$38,535
Global Long/Short Credit	$2,135	$16,641	$1,543	$20,319

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

50	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

For the year ended July 31, 2013, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Fund Level	Institutional	Investor A	Investor C	Total
Commodity
Strategies	—	$17,674	—	—	$17,674
Global
Long/Short
Credit	$89,234	$34,935	$29,414	$5,198	$158,781

On July 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires July 31,
	2014	2015
Commodity Strategies
Fund Level	$255,733	$269,119
Institutional	—	$7,832
Investor A	$9,256	$31,851
Investor C	$6,654	$12,821
Global Long/Short Credit
Fund Level	—	$143
Institutional	—	$15,718
Investor A	—	$40,947
Investor C	—	$3,401

For the year ended July 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each

Fund’s Investor A Shares as follows:

Commodity Strategies	$8,636
Global Long/Short Credit	$93,849

For the year ended July 31, 2013, affiliates received CDSCs as follows:

	Investor A	Investor C
Commodity Strategies	$8,657	$7,936
Global Long/Short Credit	$13,988	$32,277

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended July 31, 2013, were as follows:

	Purchases	Sales
Commodity Strategies	$365,041,466	$122,358,937
Global Long/Short Credit	$2,146,523,083	$965,960,902

Purchases and sales of US government securities for Global Long/Short Credit, for the year ended July 31, 2013, were $127,545,934 and $88,609,094, respectively.

Transactions in options written for the year ended July 31, 2013, were as follows:

	Global Long/Short Credit
	Calls		Puts
	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	1,680	$9,155	—	—	—
Options written	2,670	7,580	4,000	79,010	$938,652
Options expired	(4,350)	(16,735)	(4,000)	(79,010)	(938,652)

Outstanding options, end of year	—	—	—	—	—

[1]	Amount shown is in currency in which the transaction was denominated.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013 attributable to the accounting for swap agreements, characterization of income/losses from a wholly owned subsidiary, foreign currency transactions, the use of equalization and non-deductible expenses were reclassified to the following accounts:

	Commodity Strategies	Global Long/Short Credit
Paid-in capital	$(204,107)	$(41,947)
Undistributed net investment income (loss)	$292,697	$(1,336,426)
Accumulated net realized gain (loss)	$(88,590)	$1,378,373

BLACKROCK FUNDS	JULY 31, 2013	51

Notes to Financial Statements (continued)

The tax character of distributions paid during the periods ended July 31, 2013 and July 31, 2012 was as follows:

	Commodity Strategies	Global Long/Short Credit
Ordinary income
7/31/13	$68,445	$10,862,966	[1]
7/31/12	$1,450,395	$486,412
Long-term capital gains
7/31/13	—	$727,906
7/31/12	—	$14,707
Tax return of capital
7/31/13	—	$1,032,404
7/31/12	—	—
Total
7/31/13	$68,445	$12,623,276

7/31/12	$1,450,395	$501,119

[1]	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	Commodity Strategies	Global Long/Short Credit
Capital loss carryforwards.	$(1,344,396)	—
Net unrealized gains (losses)[2]	(21,519,209)	$11,938,306
Qualified late-year losses[3]	(27,668,008)	—

Total	$(50,531,613)	$11,938,306

[2]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments, the investment in a wholly owned subsidiary and the accounting for swap agreements.

[3]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, Commodity Strategies had a capital loss carryforward available to offset future realized capital gains of $1,344,396. This capital loss carryforward has no expiration date.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Commodity Strategies	Global Long/Short Credit
Tax cost	$424,366,575	$2,748,586,413

Gross unrealized appreciation	$13,656,555	$13,069,279
Gross unrealized depreciation	(35,179,674)	(5,177,026)

Net unrealized appreciation (depreciation)	$(21,523,119)	$7,892,253

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended July 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2013, Commodity Strategies invested a significant portion of its assets in securities in the Materials and Energy sectors and Commodity-Linked Notes. Changes in economic conditions affecting the Materials and Energy sectors and Commodity-Linked Notes would have a greater impact on Commodity Strategies and could affect the value, income and/or liquidity of positions in such securities.

As of July 31, 2013, Global Long/Short Credit invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When Global Long/Short Credit concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

52	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2013		Period October 3, 2011[1] to July 31, 2012
Commodity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	40,935,384	$420,434,660	7,436,604	$76,261,209
Shares issued in reinvestment of dividends and distributions	6,448	64,989	14,233	145,470
Shares redeemed	(5,978,303)	(61,334,477)	(1,110,296)	(10,828,248)

Net increase	34,963,529	$359,165,172	6,340,541	$65,578,431

Investor A
Shares sold	1,554,463	$15,471,926	2,033,983	$21,470,402
Shares issued in reinvestment of dividends and distributions	—	—	5,912	60,487
Shares redeemed	(1,190,461)	(11,520,849)	(501,384)	(4,902,555)

Net increase	364,002	$3,951,077	1,538,511	$16,628,334

Investor C
Shares sold	553,796	$5,499,853	910,910	$9,683,048
Shares issued in reinvestment of distributions	—	—	4,999	51,041
Shares redeemed	(285,252)	(2,793,874)	(39,239)	(399,388)

Net increase	268,544	$2,705,979	876,670	$9,334,701

Total Net Increase	35,596,075	$365,822,228	8,755,722	$91,541,466

			Period September 30, 2011[1] to July 31, 2012
Global Long/Short Credit			Shares	Amount
Institutional
Shares sold	127,117,761	$1,350,954,746	18,720,394	$190,002,450
Shares issued in reinvestment of dividends and distributions	497,097	5,266,587	20,133	206,555
Shares redeemed	(14,847,896)	(157,704,568)	(5,807,196)	(59,421,672)

Net increase	112,766,962	$1,198,516,765	12,933,331	$130,787,333

Investor A
Shares sold	87,456,273	$927,368,554	7,851,912	$79,951,902
Shares issued in reinvestment of dividends and distributions	401,637	4,250,081	11,669	119,439
Shares redeemed	(8,983,325)	(95,244,107)	(967,321)	(9,833,980)

Net increase	78,874,585	$836,374,528	6,896,260	$70,237,361

Investor C
Shares sold	14,361,198	$151,724,875	1,436,613	$14,537,311
Shares issued in reinvestment of dividends and distributions	35,999	378,775	1,113	11,295
Shares redeemed	(847,200)	(8,932,962)	(157,671)	(1,599,642)

Net increase	13,549,997	$143,170,688	1,280,055	$12,948,964

Total Net Increase	205,191,544	$2,178,061,981	21,109,646	$213,973,658

[1]	Commencement of operations.

BLACKROCK FUNDS	JULY 31, 2013	53

Notes to Financial Statements (concluded)

At July 31, 2013, shares owned by affiliates of Global Long/Short Credit were as follows:

Shares
Institutional	2,496,000
Investor A	2,000
Investor C	2,000

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

54	BLACKROCK FUNDS	JULY 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Commodity Strategies Fund and BlackRock Global Long/ Short Credit Fund:

In our opinion, the accompanying statements of assets and liabilities, including the consolidated schedule of investments for BlackRock Commodity Strategies Fund and the schedule of investments for BlackRock Global Long/Short Credit Fund, and the related statements of operations, of changes in net assets, of cash flows for BlackRock Commodity Strategies Fund and the financial highlights present fairly, in all material respects, the financial position of Blackrock Commodity Strategies Fund and BlackRock Global Long/Short Credit Fund (two of the series constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) at July 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated, the cash flows of BlackRock Commodity Strategies Fund for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) (consolidated financial statements for BlackRock Commodity Strategies Fund) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended July 31, 2013:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[2]	Federal Obligation Interest[3]
Commodity Strategies	12/27/2012	100.00%	100.00%	—	—
Global Long/Short Credit	August 2012 - December 2012	—	—	36.77%	—
	January 2013 - July 2013	—	—	100.00%	—
	August 2012 - July 2013	—	—	—	1.79%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK FUNDS	JULY 31, 2013	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Commodity Strategies Fund (“Commodity Strategies”) and BlackRock Global Long/Short Credit Fund (“Global Long/Short Credit,” and together with Commodity Strategies, the “Funds”), each, a series of the Trust. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to Commodity Strategies and Global Long/Short Credit and the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. (“BFM,” and together with BIL, the “Sub-Advisors”) with respect to Global Long/Short Credit (each a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were:

(a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1;

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

56	BLACKROCK FUNDS	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

(b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to each Fund, (ii) the Sub-Advisory Agreement between the Manager and BIL with respect to each Fund and (iii) the Sub-Advisory Agreement between the Manager and BFM with respect to Global Long/Short Credit, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each

Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided

BLACKROCK FUNDS	JULY 31, 2013	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that Commodity Strategies ranked in the second and third quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively.

The Board noted that Global Long/Short Credit ranked in the second quartile against its Lipper Performance Universe for each of the one-year and since-inception periods reported.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that Commodity Strategies’ contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund’s actual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that Global Long/Short Credit’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

The Board further noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on each Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a

58	BLACKROCK FUNDS	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between Manager and the Trust with respect to each Fund, (ii) the Sub-Advisory Agreement between the Manager and BIL with respect to each Fund and

(iii) the Sub-Advisory Agreement between the Manager and BFM with respect to Global Long/Short Credit, each for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	JULY 31, 2013	59

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2011	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 108 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2011	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 108 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2011	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 108 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 108 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 108 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 108 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2011	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 108 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 108 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 108 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2011	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 108 Portfolios	None

60	BLACKROCK FUNDS	JULY 31, 2013

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2011	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 108 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 108 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS	JULY 31, 2013	61

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2011	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2011	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

62	BLACKROCK FUNDS	JULY 31, 2013

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited[1,2] Edinburgh, Scotland EH3 8JB BlackRock Financial Management, Inc.[2] New York, NY 10055	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Commodity Strategies.
[2]	For Global Long/Short Credit.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK FUNDS	JULY 31, 2013	63

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

64	BLACKROCK FUNDS	JULY 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Long/Short Equity Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Commodity Strategies Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Real Estate Securities Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Emerging Markets Dividend Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Short-Term Treasury Fund
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	Opportunities Portfolio
BlackRock Emerging Market Local Debt Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Secured Credit Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock GNMA Portfolio	BlackRock Short Obligations Fund	BlackRock Ultra-Short Obligations Fund
BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	JULY 31, 2013	65

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

CSGLSC-7/13-AR

JULY 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock Multi-Asset Real Return Fund

„   BlackRock Strategic Risk Allocation Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and
12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2013	BlackRock Multi-Asset Real Return Fund

Investment Objective

BlackRock Multi-Asset Real Return Fund’s (the “Fund”) investment objective is to seek to generate returns in excess of the actual rate of inflation over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	Since its inception on December 27, 2012 through July 31, 2013, the Fund outperformed its benchmark, the Barclays US Treasury Inflation Protected Securities (“TIPS”) Index.

What factors influenced performance?

•

During the period, the most significant contributors to positive performance included the Fund’s exposure through investment companies to master limited partnerships (“MLPs”), equity holdings in health care and natural resource equities, and real estate-related securities such as real estate investment trusts (“REITs”). Additionally, a significant underweight to TIPS proved to be a meaningful contributor to overall performance as TIPS ended the period in negative territory amid rising interest rates.

•

Despite having a meaningful underweight, the Fund’s limited exposure to TIPS during the period ultimately detracted from performance on an absolute basis as the asset class came under significant pressure from the combination of low inflation expectations and a sharp rise in real interest rates.

Describe recent portfolio activity.

•

The Fund held exposure to fixed income investments with attractive yields including floating rate bank loans and high yield bonds as a way to generate returns. As concerns that the US Federal Reserve would reduce monetary stimulus caused US interest rates to move sharply higher in the second quarter, the Fund reduced its allocation to REITs as these securities typically underperform in a rising rate environment. After a sharp decline in TIPS, the Fund increased its allocation to TIPS to take advantage of more attractive valuations. Toward the end of the period, the Fund accumulated a small cash position to serve as a zero-duration asset (no sensitivity to interest rate movements) given higher interest rate volatility in recent months.

Describe Fund positioning at period end.

•

At period end, the Fund was allocated across a number of diverse asset classes. In fixed income, the Fund held floating rate bank loans, TIPS, short-duration credit (low sensitivity to interest rate movements) and high yield bonds. The Fund also held allocations to equities, commodities, REITs, MLPs and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Investment Companies

Fixed Income Funds	55%
Equity Funds	31
Money Market Funds	14

Portfolio Holdings	Percent of Investment Companies

BlackRock Floating Rate Income Portfolio, Institutional Class	25%
iShares TIPS Bond ETF	19
BlackRock Liquidity Funds, TempFund, Institutional Class	14
Health Care Select Sector SPDR Fund	7
iShares 1-3 Year Credit Bond ETF	6
Energy Select Sector SPDR Fund	6
iShares iBoxx $ High Yield Corporate Bond ETF	5
iShares U.S. Real Estate ETF	4
Alerian MLP ETF	4
iShares International Developed Real Estate ETF	4
SPDR S&P Oil & Gas Equipment & Services ETF	3
iShares Gold Trust	3

4	BLACKROCK FUNDS	JULY 31, 2013

BlackRock Multi-Asset Real Return Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in the following major categories: TIPS, equity securities, REITs, master limited partnerships and bonds.

[3]	This is an index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

[4]	This is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
[5]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013
		Total Returns[6]
		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge
Institutional	1.26%	4.70%	N/A
Investor A.	1.06	4.50	(0.95)%
Investor C	0.68	4.10	3.10
Barclays US TIPS Index	(6.08)	(7.15)	N/A
US Consumer Price Index	1.70	1.36	N/A

[6]

Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 27, 2012.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,012.60	$3.94	$1,000.00	$1,020.88	$3.96	0.79%
Investor A	$1,000.00	$1,010.60	$5.23	$1,000.00	$1,019.59	$5.26	1.05%
Investor C	$1,000.00	$1,006.80	$8.91	$1,000.00	$1,015.92	$8.95	1.79%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2013	5

Fund Summary as of July 31, 2013	BlackRock Strategic Risk Allocation Fund

Investment Objective

BlackRock Strategic Risk Allocation Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	Since its inception on December 27, 2012 through July 31, 2013, the Fund underperformed its custom blended benchmark, 60% MSCI World Hedged USD Net/40% Barclays US Aggregate Bond Index.

What factors influenced performance?

•

The Fund is a global multi-asset strategy designed to balance sources of risk and return more optimally than traditional asset allocation portfolios. The Fund may use derivatives to achieve exposures to all asset classes other than inflation-linked debt. In determining the appropriate allocation across asset classes, the Fund will seek to manage exposure to risks such as interest rate risk, credit risk, inflation risk, liquidity risk, business cycle risk and emerging markets risk.

•

The Fund’s exposures to inflation-linked debt and developed market sovereign debt were the most significant detractors from performance during the period. Exposure to emerging markets via sovereign debt and equities also detracted from Fund performance.

•

Contributing positively to performance were the Fund’s allocations to developed market equities, developed small cap equities, high yield credit, property (such as real estate investment trusts) and investment grade bonds. These asset classes benefited from signs of stronger economic growth early in 2013 and low realized default rates as economies have become more stable.

Describe recent portfolio activity.

•	The Fund maintained its target risk exposures during the majority of the period. However, the Fund reduced its risk profile as markets became more volatile later in the period.

•

At the end of the period, the Fund held an allocation to cash and cash equivalents and inflation-linked bonds. The cash and cash equivalents were utilized to achieve exposure via derivatives to a broad range of global asset classes including developed market sovereign debt, investment grade and high yield credit, developed market equity, emerging market sovereign debt, property, emerging market equity, developed small cap equity, commodities and energy.

•

During the period, the use of financial futures contracts contributed positively, while the use of swaps detracted. The overall effect of derivatives did not have a material impact on Fund performance for the period.

Describe Fund positioning at period end.

•

As of period end, the Fund continued to maintain a defensive stance as market conditions remained volatile. The Fund’s investments were allocated across a broad range of global asset classes including developed market sovereign debt, inflation-linked debt, investment grade and high yield credit, developed market equity, emerging market sovereign debt, property, emerging market equity, developed small cap equity, commodities and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments
Short-Term Securities	63%
Fixed Income Funds	27
U.S. Treasury Obligations	10

Portfolio Holdings	Percent of Total Investments
BlackRock Liquidity Funds, TempFund, Institutional Class	63%
iShares TIPS Bond ETF	27
U.S. Treasury Notes	10

6	BLACKROCK FUNDS	JULY 31, 2013

BlackRock Strategic Risk Allocation Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests in a broad range of global asset classes, such as equity securities, fixed and floating rate debt instruments, derivatives, other investment companies, REITs and commodity-related instruments.

[3]	This customized weighted index is comprised of the returns of the 60% MSCI World Hedged USD Net/40% Barclays US Aggregate Bond Index.

[4]

This is an index composed of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States and calculated with net dividends reinvested daily on the ex-dividend date 100% hedged to USD using 1-month forward exchange rates.

[5]

This is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasur- ies, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass- throughs), asset-backed securities, and commercial mortgage-backed securities.

[6]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013
		Total Returns[7]
		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/sales charge
Institutional	(4.89)%	(4.25)%	N/A
Investor A	(4.99)	(4.35)	(9.34)%
Investor C	(5.39)	(4.86)	(5.81)
60% MSCI World Hedged USD Net/40% Barclays US Aggregate Bond Index	5.79	8.97	N/A
MSCI World Hedged USD Net	10.95	17.09	N/A
Barclays US Aggregate Bond Index	(1.62)	(2.40)	N/A

[7]

Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on December 27, 2012.

N/A - Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$951.10	$4.79	$1,000.00	$1,019.89	$4.96	0.99%
Investor A	$1,000.00	$950.10	$6.00	$1,000.00	$1,018.65	$6.21	1.24%
Investor C	$1,000.00	$946.10	$9.55	$1,000.00	$1,014.98	$9.89	1.98%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown).

[10]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2013	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Consolidated Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2013 and held through July 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JULY 31, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 3 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or commodity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	9

Consolidated Schedule of Investments July 31, 2013	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets

Investment Companies	Shares	Value
Equity Funds — 30.3%
Alerian MLP ETF	28,125	$501,469
Energy Select Sector SPDR Fund	8,139	671,060
Health Care Select Sector SPDR Fund	17,478	891,378
iShares Gold Trust (a)(b)	27,898	358,768
iShares International Developed Real Estate ETF (b)	15,263	485,974
iShares U.S. Real Estate ETF (b)	7,726	514,706
SPDR S&P Oil & Gas Equipment & Services ETF	10,197	412,775

		3,836,130
Fixed Income Funds — 54.0%
BlackRock Floating Rate Income Portfolio, Institutional Class (b)	296,088	3,100,044
iShares 1-3 Year Credit Bond ETF (b)	7,033	740,153
iShares iBoxx $ High Yield Corporate Bond ETF (b)	6,432	598,047

Investment Companies	Shares	Value
Fixed Income Funds (concluded)
iShares TIPS Bond ETF (b)	21,190	$2,391,715

		6,829,959

Short-Term Securities — 14.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (b)(c)	1,797,240	1,797,240
Total Investment Companies (Cost — $12,198,930) — 98.5%		12,463,329
Other Assets Less Liabilities — 1.5%		187,659

Net Assets — 100.0%		$12,650,988

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the period ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at July 31, 2013	Value at July 31, 2013	Income	Realized Gain (Loss)
BlackRock Floating Rate Income Portfolio, Institutional Class	296,088		—	296,088	$3,100,044	$76,951	—
BlackRock Liquidity Funds, TempFund, Institutional Class	1,797,240	[1]	—	1,797,240	$1,797,240	$663	—
iShares 0-5 Year TIPS Bond ETF	9,705		(9,705)	—	—	$2,217	$(24,018)
iShares 1-3 Year Credit Bond ETF	14,660		(7,627)	7,033	$740,153	$6,293	$(5,504)
iShares TIPS Bond ETF	21,190		—	21,190	$2,391,715	$6,173	—
iShares U.S. Real Estate ETF	15,454		(7,728)	7,726	$514,706	$13,715	$40,629
iShares Gold Trust	27,898		—	27,898	$358,768	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	6,432		—	6,432	$598,047	$3,085	—
iShares International Developed Real Estate ETF	15,263		—	15,263	$485,974	$10,006	—

[1]	Represents net shares purchased.

(c)	Represents the current yield as of report date.

•	Total return swaps outstanding as of July 31, 2013 were as follows:

Reference Entity	Fixed Amount			Counterparty	Expiration Date	Contracts	Unrealized Appreciation
Excess Return on the S&P GSCI Commodity Index	USD	1,012,374	[2]	JPMorgan Chase Bank N.A.	12/31/13	2,138	$46,811

[2]	Fund receives the total return of the referenced entity and pays the fixed amount. Net payment made at termination.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedules of Investments, the names and descriptions of many of the securities have been abbreviatedaccording to the following list:	AUD Australian Dollar CAD Canadian Dollar ETF Exchange Traded Fund EUR Euro GBP British Pound JPY Japanese Yen	LIBOR London Interbank Offered Rate MLP Master Limited Partnership S&P Standard & Poor’s SPDR Standard & Poor’s Depositary Receipts USD US Dollar

See Notes to Consolidated Financial Statements.

10	BLACKROCK FUNDS	JULY 31, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Multi-Asset Real Return Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Investment Companies	$12,463,329	—	—	$12,463,329

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Commodity contracts.	—	$46,811	—	$46,811

[1]	Derivative financial instruments are swaps which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial reporting purposes. As of July 31, 2013, cash of $63 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	11

Consolidated Schedule of Investments July 31, 2013	BlackRock Strategic Risk Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares		Value
Fixed Income Funds — 26.7%
iShares TIPS Bond ETF		59,407	$6,705,268

U.S. Treasury Obligations — 9.9%	Par (000)
U.S. Treasury Notes, 1.88%, 2/28/14	USD	2,456	2,481,028
Total Long-Term Investments (Cost — $9,736,309) — 36.6%			9,186,296

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (a)(b)	15,327,204	$15,327,204
Total Short-Term Securities (Cost — $15,327,204) — 61.1%		15,327,204

Total Investments (Cost — $25,063,513) — 97.7%		24,513,500
Other Assets Less Liabilities — 2.3%		582,167

Net Assets — 100.0%		$25,095,667

Notes to Consolidated Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the period ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at July 31, 2013	Value at July 31, 2013	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	15,327,204	[1]	—	15,327,204	$15,327,204	$5,401	—
iShares TIPS Bond ETF	118,134		(58,727)	59,407	$6,705,268	$93,225	$(716,984)

[1]	Represents net shares purchased.

(b)	Represents the current yield as of report date.

•	Financial futures contracts as of July 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
1	ASX SPI 200 Futures	Sydney	September 2013	USD	112,581	$5,616
20	Australian Government Bond (10 Year)	Sydney	September 2013	USD	16,470,593	(59,038)
12	E-mini Russell 2000 Futures	New York	September 2013	USD	1,251,480	80,130
17	E-mini S&P 500 Futures	Chicago Mercantile	September 2013	USD	1,428,425	32,132
16	EURO STOXX 50 Index Futures	Eurex	September 2013	USD	586,632	24,440
3	FTSE 100 Index Futures	London	September 2013	USD	299,544	13,065
22	Japanese Government Bond (10 Year)	Tokyo	September 2013	USD	3,226,637	29,366
30	mini MSCI Emerging Markets Index Futures	New York	September 2013	USD	1,408,200	(8,259)
2	TOPIX Index Futures	Tokyo	September 2013	USD	229,905	6,216
Total						$123,668

•	Foreign currency exchange contracts as of July 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	153,491	USD	140,000	Goldman Sachs International	9/06/13	$(2,398)
AUD	60,693	USD	56,000	JPMorgan Chase Bank N.A.	9/06/13	(1,590)
CAD	137,331	USD	130,000	Goldman Sachs International	9/06/13	3,582
CAD	36,727	USD	35,000	UBS AG	9/06/13	724
EUR	36,068	USD	47,000	JPMorgan Chase Bank N.A.	9/06/13	990
GBP	20,177	USD	31,000	UBS AG	9/06/13	(314)
JPY	2,928,480	USD	30,000	UBS AG	9/06/13	(84)
USD	232,027	AUD	241,972	Goldman Sachs International	9/06/13	15,103
USD	151,850	CAD	157,532	Goldman Sachs International	9/06/13	(1,381)

See Notes to Consolidated Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

•	Foreign currency exchange contracts as of July 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	175,278	EUR	134,559	Deutsche Bank AG	9/06/13	$(3,756)
USD	113,339	GBP	74,298	Deutsche Bank AG	9/06/13	343
USD	533,807	JPY	53,514,113	Goldman Sachs International	9/06/13	(12,866)
Total						$(1,647)

•	Credit default swaps - sold protection outstanding as of July 31, 2013 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]		Notional Amount (000)[2]	Unrealized Appreciation
iTraxx Crossover Series 19 Version 1	5.00%	Credit Suisse International	6/20/18	B+	EUR	680	$27,083
iTraxx Europe Series 19 Version 1	1.00%	Deutsche Bank AG	6/20/18	A-	EUR	1,450	14,674
CDX.NA.IG Series 20 Version 1	1.00%	Bank of America N.A.	6/20/18	BBB+	USD	1,700	14,160
CDX.NA.IG Series 20 Version 1	1.00%	Bank of America N.A.	6/20/18	BBB+	USD	220	210
CDX.NA.HY Series 20 Version 1	5.00%	Deutsche Bank AG	6/20/18	B+	USD	2,430	56,591
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	B+	USD	200	650
Total							$113,368

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Total return swaps outstanding as of July 31, 2013 were as follows:

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contracts/ Notional Amount (000)		Unrealized Appreciation (Depreciation)
Canadian (10 Year) Bond Futures September 2013	CAD 260,257,820[3]	Bank of America N.A.	8/26/13		19	$(100,407)
Long Gilt Futures September 2013	GBP 152,249,760[3]	Bank of America N.A.	8/27/13		13	(87,712)
U.S. Treasury (10 Year) Notes Futures September 2013	USD 26,076,820[3]	Bank of America N.A.	8/28/13		2	(7,893)
Euro-Bund Futures September 2013	EUR 186,808,310[3]	Bank of America N.A.	9/04/13		13	(22,979)
JPMorgan EMBI Plus Index	3-month LIBOR Plus 0.65%[4]	JPMorgan Chase Bank N.A.	9/20/13	USD	2,320	63,215
S&P GSCI Light Energy Official Close Index	USD 990,000[3]	JPMorgan Chase Bank N.A.	9/20/13	USD	990	(36,773)
Net Total Return on the FTSE EPRA/NAREIT Global REIT Index	3-month LIBOR Plus 0.14%[4]	JPMorgan Chase Bank N.A.	12/20/13		578	22,561
Total						$(169,988)

[3]	Fund receives the total return of the referenced entity and pays the fixed amount. Net payment made at termination.

[4]	Fund receives the total return of the referenced entity and pays the floating amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	13

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Risk Allocation Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$6,705,268	—	—	$6,705,268
U.S. Treasury Obligations	—	$2,481,028	—	2,481,028
Short-Term Securities	15,327,204	—	—	15,327,204
Total	$22,032,472	$2,481,028	—	$24,513,500

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$113,368	—	$113,368
Equity contracts	$161,599	22,561	—	184,160
Foreign currency exchange contracts	—	20,742	—	20,742
Interest rate contracts	29,366	63,215	—	92,581
Liabilities:
Commodity contracts	—	(36,773)	—	(36,773)
Equity contracts	(8,259)	—	—	(8,259)
Foreign currency exchange contracts	—	(22,389)	—	(22,389)
Interest rate contracts	(59,038)	(218,991)	—	(278,029)
Total	$123,668	$(58,267)	—	$65,401

1 Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial reporting purposes. As of July 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$96	—	—	$96
Cash pledged for financial futures contracts	447,000	—	—	447,000
Foreign currency at value	128,336	—	—	128,336
Total	$575,432	—	—	$575,432

See Notes to Consolidated Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2013

Consolidated Statements of Assets and Liabilities

July 31, 2013	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Assets
Investments at value — unaffiliated[1]	$2,476,682	$2,481,028
Investments at value — affiliated[2]	9,986,647	22,032,472
Cash	63	96
Cash pledged for financial futures contracts	—	447,000
Foreign currency at value[3]	—	128,336
Swap premiums paid	—	122,250
Unrealized appreciation on foreign currency exchange contracts	—	20,742
Variation margin receivable	—	2,663
Unrealized appreciation on swaps	46,811	199,144
Capital shares sold receivable	150,022	401
Deferred offering costs	42,618	31,684
Dividends receivable — unaffiliated	91	—
Dividends receivable — affiliated	—	538
Interest receivable	—	19,270
Receivable from Manager	23,270	17,024
Prepaid expenses	2,433	2,449

Total assets.	12,728,637	25,505,097

Liabilities
Variation margin payable	—	24,812
Swap premiums received	—	12,519
Unrealized depreciation on foreign currency exchange contracts	—	22,389
Unrealized depreciation on swaps	—	255,764
Offering costs payable	37,035	40,818
Audit fees payable	33,293	42,804
Legal fees payable	2,352	741
Officer’s and Trustees’ fees payable	774	791
Other affiliates payable	7	177
Service and distribution fees payable	282	358
Other accrued expenses payable	3,906	8,257

Total liabilities	77,649	409,430

Net Assets	$12,650,988	$25,095,667

Net Assets Consist of
Paid-in capital	$12,139,583	$26,247,344
Undistributed net investment income	72,104	175,327
Accumulated net realized gain (loss)	128,091	(844,452)
Net unrealized appreciation/depreciation	311,210	(482,552)

Net Assets	$12,650,988	$25,095,667

[1] Investments at cost — unaffiliated	$2,128,210	$2,480,981
[2] Investments at cost — affiliated	$10,070,720	$22,582,532
[3] Foreign currency at cost	—	$126,244

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	15

Consolidated Statements of Assets and Liabilities (concluded)

July 31, 2013	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Net Asset Value
Institutional
Net assets	$11,915,304	$24,403,820

Shares outstanding[4]	1,138,162	2,558,870

Net asset value	$10.47	$9.54

Investor A
Net assets	$464,232	$378,353

Shares outstanding[4]	44,415	39,717

Net asset value	$10.45	$9.53

Investor C
Net assets	$271,452	$313,494

Shares outstanding[4]	26,077	33,071

Net asset value	$10.41	$9.48

[4]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Consolidated Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2013

Consolidated Statements of Operations

Period December 27, 2012[1] to July 31, 2013	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Investment Income
Dividends — affiliated	$119,103	$98,626
Dividends — unaffiliated	26,919	—
Interest	—	90

Total income	146,022	98,716

Expenses
Investment advisory	38,632	115,301
Organization and offering	117,595	179,077
Audit	41,554	49,816
Legal	12,643	10,002
Printing	5,048	9,596
Administration	4,829	11,530
Officer and Trustees	2,791	3,153
Administration — class specific	1,607	3,842
Registration	1,080	1,080
Service and distribution — class specific	852	1,904
Custodian	512	1,196
Transfer agent — class specific	381	655
Miscellaneous	5,245	9,586

Total expenses	232,769	396,738
Less fees waived by Manager	(38,632)	(115,301)
Less administration fees waived	(4,829)	(8,178)
Less administration fees waived — class specific	(1,474)	(3,441)
Less transfer agent fees waived — class specific	(26)	(30)
Less transfer agent fees reimbursed — class specific	(275)	(355)
Less expenses reimbursed by Manager	(135,846)	(115,363)

Total expenses after fees waived and reimbursed	51,687	154,070

Net investment income (loss)	94,335	(55,354)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	116,984	—
Investments — affiliated	11,107	(716,984)
Financial futures contracts	—	480,410
Swaps	(54,691)	(482,083)
Foreign currency transactions	—	94,486

	73,400	(624,171)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	348,472	47
Investments — affiliated	(84,073)	(550,060)
Financial futures contracts	—	123,668
Swaps	46,811	(56,620)
Foreign currency translations	—	413

	311,210	(482,552)

Total realized and unrealized gain (loss)	384,610	(1,106,723)

Net Increase (Decrease) in Net Assets Resulting from Operations	$478,945	$(1,162,077)

[1]	Commencement of operations.

See Notes to Consolidated Financial Statements.

17
BLACKROCK FUNDS	JULY 31, 2013

Consolidated Statements of Changes in Net Assets

	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund
Increase in Net Assets:	Period December 27, 2012[1] to July 31, 2013	Period December 27, 2012[1] to July 31, 2013

Operations
Net investment income (loss)	$94,335	$(55,354)
Net realized gain (loss)	73,400	(624,171)
Net change in unrealized appreciation/depreciation	311,210	(482,552)

Net increase (decrease) in net assets resulting from operations	478,945	(1,162,077)

Dividends to Shareholders From[2]
Net investment income:
Institutional	—	(91,821)
Investor A	—	(91)
Investor C	—	(90)

Decrease in net assets resulting from dividends to shareholders	—	(92,002)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	12,172,043	26,349,746

Net Assets
Total increase in net assets	12,650,988	25,095,667
Beginning of period	—	—

End of period	$12,650,988	$25,095,667

Undistributed net investment income	$72,104	$175,327

[1]	Commencement of operations.
[2]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

18
	BLACKROCK FUNDS	JULY 31, 2013

Consolidated Financial Highlights	BlackRock Multi-Asset Real Return Fund

	Period December 27, 2012[1] to July 31, 2013
	Institutional	Investor A	Investor C

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.09	0.08	0.04
Net realized and unrealized gain	0.38	0.37	0.37

Net increase from investment operations	0.47	0.45	0.41

Net asset value, end of period	$10.47	$10.45	$10.41

Total Investment Return[3,4]
Based on net asset value	4.70%	4.50%	4.10%

Ratios to Average Net Assets[5,6]
Total expenses[7]	3.48%	3.73%	4.42%

Total expenses after fees waived and reimbursed	0.79%	1.05%	1.79%

Net investment income	1.47%	1.34%	0.66%

Supplemental Data
Net assets, end of period (000)	$11,915	$464	$271

Portfolio turnover	40%	40%	40%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.41%.

[6]	Annualized.

[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 3.60%, 3.85% and 4.54%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	19

Consolidated Financial Highlights	BlackRock Strategic Risk Allocation Fund

	Period December 27, 2012[1] to July 31, 2013
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment loss[2]	(0.02)	(0.02)	(0.06)
Net realized and unrealized loss	(0.40)	(0.41)	(0.42)

Net decrease from investment operations	(0.42)	(0.43)	(0.48)

Dividends from net investment income[3]	(0.04)	(0.04)	(0.04)

Net asset value, end of period	$9.54	$9.53	$9.48

Total Investment Return[4,5]
Based on net asset value	(4.25)%	(4.35)%	(4.86)%

Ratios to Average Net Assets[6,7]
Total expenses[8]	2.36%	2.38%	3.00%

Total expenses after fees waived and reimbursed	0.99%	1.24%	1.98%

Net investment loss	(0.35)%	(0.30)%	(0.98)%

Supplemental Data
Net assets, end of period (000)	$24,404	$378	$313

Portfolio turnover	59%	59%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 2.57%, 2.59% and 3.21%, respectively.

See Notes to Consolidated Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2013

Notes to Consolidated Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Multi-Asset Real Return Fund (“Multi-Asset Real Return”) and BlackRock Strategic Risk Allocation Fund (“Strategic Risk Allocation”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Strategic Risk Allocation is classified as non-diversified. Multi-Asset Real Return is classified as diversified. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

As of July 31, 2013, Multi-Asset Real Return’s investment in BlackRock Floating Rate Income Portfolio, and Strategic Risk Allocation’s investments in iShares TIPS Bond ETF and BlackRock Liquidity Funds, TempFund were 25%, 63% and 27%, respectively, of each Fund’s net assets. The financial statements of BlackRock Floating Rate Income Portfolio, iShares TIPS Bond ETF and BlackRock Liquidity Funds, TempFund, including the Schedule of Investments, can be read in conjunction with each Fund’s financial statements. BlackRock Floating Rate Income Portfolio, iShares TIPS Bond ETF and BlackRock Liquidity Funds, TempFund financial statements, included in filings under BlackRock Funds II, iShares Trust and BlackRock Liquidity Funds, respectively, are available, without charge, on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Multi-Asset Real Return Fund, Ltd. and BlackRock Cayman Strategic Risk Allocation Fund, Ltd. (the “Subsidiaries”), which are wholly owned subsidiaries of each respective Fund and primarily invest in commodity-related instruments and other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant polices followed by the Funds.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair

BLACKROCK FUNDS	JULY 31, 2013	21

Notes to Consolidated Financial Statements (continued)

value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Interest income, including amortization and accretion of premium and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Consolidated Statements of Assets and Liabilities and will require an entity to disclose

22	BLACKROCK FUNDS	JULY 31, 2013

Notes to Consolidated Financial Statements (continued)

both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. The Manager reimbursed Multi-Asset Real Return and Strategic Risk Allocation $25,153 and $85,129, respectively, which are included in expenses reimbursed by Manager in the Consolidated Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or commodity price risk. These contracts may be transacted on an exchange or over-the counter (“OTC”).

Financial Futures Contracts: Strategic Risk Allocation purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Strategic Risk Allocation enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Funds enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and

23
BLACKROCK FUNDS	JULY 31, 2013

Notes to Consolidated Financial Statements (continued)

the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – Strategic Risk Allocation enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). Strategic Risk Allocation may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps – The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

24
	BLACKROCK FUNDS	JULY 31, 2013

Notes to Consolidated Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:
	Fair Values of Derivative Financial Instruments as of July 31, 2013
	Derivative Assets
		Multi-Asset Real Return		Strategic Risk Allocation
	Consolidated Statements of Assets and Liabilities Location		Value
Interest rate contracts	Unrealized appreciation on swaps; Net unrealized appreciation/depreciation[1]	—		$92,581
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—		20,742
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	—		235,618
Equity contracts	Unrealized appreciation on swaps; Net unrealized appreciation/depreciation[1]	—		184,160
Commodity contracts	Unrealized appreciation on swaps	$46,811		—
Total		$46,811		$533,101

	Derivative Liabilities
				Strategic Risk Allocation
	Consolidated Statements of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps			$278,029
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts			22,389
Credit contracts	Swap premiums received[1]			12,519
Equity contracts	Net unrealized appreciation/depreciation[1]			8,259
Commodity contracts	Unrealized depreciation on swaps			36,773
Total				$357,969

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statements of Operations Period Ended July 31, 2013
‘	Net Realized Gain (Loss) From
	Multi-Asset Real Return	Strategic Risk Allocation
Interest rate contracts:
Financial futures contracts	—	$ (30,073)
Swaps	—	(821,567)
Foreign currency exchange contracts:
Foreign currency transactions	—	64,304
Credit contracts:
Swaps	—	536,927
Equity contracts:
Financial futures contracts	—	510,483
Swaps	—	(138,444)
Commodity contracts:
Swaps	$(54,691)	(58,999)
Total	$(54,691)	$62,631

25
BLACKROCK FUNDS	JULY 31, 2013

Notes to Consolidated Financial Statements (continued)

	Net Change in Unrealized Appreciation/Depreciation on
	Multi-Asset Real Return	Strategic Risk Allocation
Interest rate contracts:
Financial futures contracts	—	$(29,672)
Swaps	—	(155,776)
Foreign currency exchange contracts:
Foreign currency translations	—	(1,647)
Credit contracts:
Swaps	—	113,368
Equity contracts:
Financial futures contracts	—	153,340
Swaps	—	22,561
Commodity contracts:
Swaps	$46,811	(36,773)
Total	$46,811	$65,401

For the period ended July 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:
	Multi-Asset Real Return	Strategic Risk Allocation
Financial futures contracts:
Average number of contracts purchased	—	118
Average notional value of contracts purchased	—	$13,478,332
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	—	6
Average number of contracts - US dollars s old	—	2
Average US dollar amounts purchased	—	$1,089,581
Average US dollar amounts sold	—	$156,333
Credit default swaps:
Average number of contracts - sell protection	—	5
Average notional value - sell protection	—	$9,663,756
Total return swaps:
Average number of contracts	2,138	667
Average notional value	$1,012,374	$1,371,521,295

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the exchange. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold

26	BLACKROCK FUNDS	JULY 31, 2013

Notes to Consolidated Financial Statements (continued)

(e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Multi-Asset Real Return	Strategic Risk Allocation
Average Daily Net Assets	Investment	Advisory Fee
First $1 Billion	0.60%	0.75%
$1 Billion - $3 Billion	0.56%	0.71%
$3 Billion - $5 Billion	0.54%	0.68%
$5 Billion - $10 Billion	0.52%	0.65%
Greater than $10 Billion	0.51%	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with Strategic Risk Allocation’s investment in other affiliated investment companies. These amounts are included in fees waived by Manager in the Consolidated Statements of Operations. For the period ended July 31, 2013, the Manager waived $595 and $5,490 for Multi-Asset Real Return and Strategic Risk Allocation, respectively.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for Multi-Asset Real Return and Strategic Risk Allocation and with BlackRock International Limited (“BIL”), an affiliate of the Manager, serve as sub-advisor for Strategic Risk Allocation. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

The Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, the Funds pay the Manager based on each Fund’s net assets which includes the assets of the Subsidiaries.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the period ended July 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Multi-Asset Real Return	$266	$586	$852
Strategic Risk Allocation	$374	$1,530	$1,904

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended July 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$23	$5	$5	$33
Strategic Risk Allocation	$49	$5	$5	$59

For the period ended July 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$176	$163	$42	$381
Strategic Risk Allocation	$353	$223	$79	$655

BLACKROCK FUNDS	JULY 31, 2013	27

Notes to Consolidated Financial Statements (continued)

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Consolidated Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Consolidated Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Consolidated Statements of Operations. For the period ended July 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration — class specific, administration fees waived and administration fees waived — class specific in the Consolidated Statements of Operations:

Multi-Asset Real Return	$134
Strategic Risk Allocation	$402

For the period ended July 31, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$1,565	$27	$15	$1,607
Strategic Risk Allocation	$3,767	$37	$38	$3,842

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses.

The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Multi-Asset Real Return	0.80%	1.05%	1.80%
Strategic Risk Allocation	1.00%	1.25%	2.00%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2014 unless approved by the Board, including a majority of the independent trustees.

In addition, BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to Multi-Asset Real Return’s investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates. These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as administration fees waived — class specific, and transfer agent fees reimbursed — class specific and expenses reimbursed, respectively, in the Consolidated Statements of Operations. For the period ended July 31, 2013, the Manager waived $38,037 and $109,811 of investment advisory fees for Multi-Asset Real Return and Strategic Risk Allocation, respectively, which are included in fees waived by Manager. The Manager reimbursed expenses of $110,693 and $30,172 for Multi-Asset Real Return and Strategic Risk Allocation, respectively, which are included in expenses reimbursed by Manager. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$1,433	$27	$14	$1,474
Strategic Risk Allocation	$3,375	$31	$35	$3,441

Transfer Agent Fees Waived
	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$17	$5	$4	$26
Strategic Risk Allocation	$21	$4	$5	$30

Transfer Agent Fees Reimbursed
	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$93	$153	$29	$275
Strategic Risk Allocation	$86	$200	$69	$355

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an

28	BLACKROCK FUNDS	ULY 31, 2013

Notes to Consolidated Financial Statements (continued)

affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring July 31,
2015
Multi-Asset Real Return
Fund Level	$141,165
Institutional	$1,543
Investor A	$184
Investor C	$47
Strategic Risk Allocation
Fund Level	$148,224
Institutional	$3,482
Investor A	$235
Investor C	$108

For the period ended July 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Multi-Asset Real Return.	$103
Strategic Risk Allocation	$556

For the period ended July 31, 2013, affiliates received CDSCs as follows:

Investor C
Strategic Risk Allocation	$1,278

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statements of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities and US Government securities for the period ended July 31, 2013, were as follows:

	Purchases	Sales
Multi-Asset Real Return	$13,753,453	$3,479,853
Strategic Risk Allocation	$14,441,928	$6,469,615

Purchases and sales of US Government securities for the period ended July 31, 2013 were as follows:

	Purchases	Sales
Strategic Risk Allocation	$2,482,764	—

6. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013 attributable to the accounting for swap agreements, characterization of income/losses from a wholly owned subsidiary, foreign currency transactions and non-deductible expenses were reclassified to the following accounts:

	Multi-Asset Real Return	Strategic Risk Allocation
Paid-in capital	$(32,460)	$(102,402)
Undistributed net investment income	$(22,231)	$322,683
Accumulated net realized gain (loss)	$54,691	$(220,281)

The tax character of distributions paid during the period ended July 31, 2013 was as follows:

Strategic Risk Allocation
Ordinary income 7/31/13	$92,002

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Undistributed ordinary income	$255,328	$340,283
Capital loss carryforwards	—	(844,452)
Net unrealized gains (losses)[1]	256,077	(647,508)
Total	$511,405	$(1,151,677)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the investment in a wholly owned subsidiary and the accounting for swap agreements.

As of July 31, 2013, Strategic Risk Allocation has a capital loss carryforward of $844,452, available to offset future realized capital gains. This capital loss carryforward has no expiration date.

BLACKROCK FUNDS	JULY 31, 2013	29

Notes to Consolidated Financial Statements (continued)

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Tax cost	$12,254,063	$25,203,374

Gross unrealized appreciation	$346,542	$47
Gross unrealized depreciation	(137,276)	(689,921)

Net unrealized appreciation (depreciation)	$209,266	$(689,874)

7. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $800 million credit agreement with a group of lenders, under which each Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of

Participating Funds. The Funds did not borrow under the credit agreement during the period ended July 31, 2013.

8. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period December 27, 2012[1] to July 31, 2013
Multi-Asset Real Return	Shares	Amount
Institutional
Shares sold	1,148,538	$11,548,104
Shares redeemed	(10,376)	(106,895)

Net increase	1,138,162	$11,441,209

Investor A
Shares sold	70,146	$727,498
Shares redeemed	(25,731)	(267,340)

Net increase	44,415	$460,158

[1]	Commencement of operations.

30	BLACKROCK FUNDS	JULY 31, 2013

Notes to Consolidated Financial Statements (concluded)

	Period December 27, 2012[1] to July 31, 2013
Multi-Asset Real Return (concluded)	Shares	Amount
Investor C
Shares sold	26,085	$270,761
Shares redeemed	(8)	(85)

Net increase	26,077	$270,676

Total Net Increase	1,208,654	$12,172,043

Strategic Risk Allocation

Institutional
Shares sold	2,550,267	$25,504,357
Shares issued in reinvestment of dividends	9,182	91,821
Shares redeemed	(579)	(5,511)

Net increase	2,558,870	$25,590,667

Investor A
Shares sold	49,167	$507,183
Shares issued in reinvestment of dividends	9	91
Shares redeemed	(9,459)	(89,170)

Net increase	39,717	$418,104

Investor C
Shares sold	56,700	$569,640
Shares issued in reinvestment of dividends	9	90
Shares redeemed	(23,638)	(228,755)

Net increase	33,071	$340,975

Total Net Increase	2,631,658	$26,349,746

[1]	Commencement of operations.

At July 31, 2013, shares owned by affiliates of Multi-Asset Real Return and Strategic Risk Allocation were as follows:

Shares	Multi-Asset Real Return	Strategic Risk Allocation
Institutional	995,000	2,504,182
Investor A	2,500	2,509
Investor C	2,500	2,509

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JULY 31, 2013	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Multi-Asset Real Return Fund and BlackRock Strategic Risk Allocation Fund:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of BlackRock Multi-Asset Real Return Fund and BlackRock Strategic Risk Allocation Fund, each a series of BlackRock Funds (collectively the “Funds”), as of July 31, 2013, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period December 27, 2012 (commencement of operations) through July 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Multi-Asset Real Return Fund and BlackRock Strategic Risk Allocation Fund of BlackRock Funds as of July 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for the period December 27, 2012 (commencement of operations) through July 31, 2013, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 25, 2013

32	BLACKROCK FUNDS	JULY 31, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2011	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 108 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2011	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 108 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2011	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 108 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 108 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 108 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 108 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2011	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 108 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 108 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 108 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2011	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 108 Portfolios	None

BLACKROCK FUNDS	JULY 31, 2013	33

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2011

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 108 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				33 RICs consisting of 108 Portfolios	None

[1]     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				155 RICs consisting of 282 Portfolios	None

[3]     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

34	BLACKROCK FUNDS	JULY 31, 2013

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2011	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2011	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

BLACKROCK FUNDS	JULY 31, 2013	35

Officers and Trustees (concluded)

Investment Advisor and	Sub-Advisors	Custodian	Distributor
Co-Administrator	BlackRock Financial	The Bank of New York Mellon	BlackRock Investments, LLC
BlackRock Advisors, LLC	Management, Inc.[1,2]	New York, NY 10286	New York, NY 10022
Wilmington, DE 19809	New York, NY 10055

BlackRock International Limited[2]
Edinburgh, Scotland EH3 8JB

Accounting Agent,	Legal Counsel	Independent Registered Public	Address of the Trust
Co-Administrator and	Sidley Austin LLP	Accounting Firm	100 Bellevue Parkway
Transfer Agent	New York, NY 10019	Deloitte & Touche LLP	Wilmington, DE 19809
BNY Mellon Investment		Philadelphia, PA 19103
Servicing (US) Inc.
Wilmington, DE 19809

[1]	For Multi-Asset Real Return.
[2]	For Strategic Risk Allocation.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

36	BLACKROCK FUNDS	JULY 31, 2013

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JULY 31, 2013	37

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short

Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology

Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income

Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

38	BLACKROCK FUNDS	JULY 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

MRRSRA-7/13-AR

JULY 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„  BlackRock Short Obligations Fund

„  BlackRock Short-Term Treasury Fund

„  BlackRock Ultra-Short Obligations Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and
 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2013	BlackRock Short Obligations Fund

Investment Objective

BlackRock Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

•	On July 9, 2013, the Fund issued Institutional Shares.

How did the Fund perform?

•	Since the Fund’s inception on November 15, 2012 through July 31, 2013, the Fund outperformed its performance benchmark, the BofA Merrill Lynch 6-Month US Treasury Bill Index.

What factors influenced performance?

•	The Fund’s relative outperformance was attributable to its allocation to non-government credit securities such as corporate bonds, which are not represented in the benchmark index.

•	There were no detractors from the Fund’s performance relative to the benchmark index during the period.

Describe recent portfolio activity.

•

During the period, the Fund focused on adding positions in floating rate credit. This activity resulted in a meaningful shift in overall portfolio duration to 99 days from 165 days and in spread duration to 341 days from 258 days, thereby reducing the Fund’s sensitivity to interest rate movements.

Describe Fund positioning at period end.

•

As of period end, 48% of the Fund’s net assets were invested in floating rate securities. The Fund continued to maintain non-benchmark exposure to credit securities with a concentration in high-quality bank and corporate securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Corporate Bonds	63%
Commercial Paper	14
Certificates of Deposit	14
Repurchase Agreements	7
Corporate Notes	2

Maturity Breakdown	Percent of Net Assets
1-7 days	1%
8-14 days	2
15-30 days	2
31-60 days	7
61-90 days	6
91-120 days	11
121-150 days	5
> 150 days	66

4	BLACKROCK FUNDS	JULY 31, 2013

BlackRock Short Obligations Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and adminstration fees, if any. BlackRock and Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, Fund will invest in U.S. dollar denominated investment grade and short-term fixed and floating rate debt securi ties maturing in three years or less (with certain exceptions) and will maintain a dollar-weighted average maturity of 180 days or less and a dollar- weighted average life of 365 days or less.

[3]	An unmanaged index that tracks 6-Month US Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013

				Total Returns[6]
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	Since Inception[7]
BlackRock	0.53%	(0.82)%	0.36%	0.43%
Institutional	0.51	(0.96)	0.22	0.26
BofA Merrill Lynch 6-Month US Treasury Bill Index	—	—	0.10	0.15

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

[6]

Aggregate total returns reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
BlackRock Short Obligations Fund
BlackRock	$1,000.00	$1,003.63	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
Institutional	$1,000.00	$1,000.30	$0.08	$1,000.00	$1,024.15	$0.65	0.13%

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown) for BlackRock Shares; and multiplied by 23/365 (to reflect the period shown) for Institutional Shares.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2013	5

Fund Summary as of July 31, 2013	BlackRock Short-Term Treasury Fund

Investment Objective

BlackRock Short-Term Treasury Fund’s (the “Fund”) investment objective is to seek current income consistent with liquidity and preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	Since the Fund’s inception on November 15, 2012 through July 31, 2013, the Fund underperformed its performance benchmark, the BofA Merrill Lynch 0-3 Month US Treasury Bill Index.

What factors influenced performance?

•

The Fund invests in US Treasury bills, Treasury notes with maturities less than 13 months and ultra-short-dated repurchase agreements. While the near-zero interest rate environment suppressed market yields within the Fund’s investable universe, a heavier weighting toward Treasury bills in the early months since inception detracted from relative performance as Treasury bills generated lower returns relative to Treasury notes in the steep 6-month to 1-year range of the yield curve.

•

The tactical addition of longer-maturity Treasury securities during a seasonal spike in Treasury bill yields in the first quarter of 2013 contributed positively to relative results. The Fund’s longer duration bias (higher sensitivity to interest rate movements) helped performance as Treasury money market rates generally declined and the Treasury bill curve flattened during the period. Additionally, the Fund’s holdings in the 6-month to 1-year Treasury note sectors benefited from the roll-down effect (i.e., a bond’s effective maturity becomes shorter with the passing of time and therefore is evaluated at a lower yield level, which, in a steep yield curve environment, results in higher prices).

Describe recent portfolio activity.

•

At inception, the Fund favored direct Treasury securities for liquidity purposes. During the first quarter of 2013, the Fund actively rotated out of most of its Treasury bill positions in order to gain exposure to Treasury notes. The Fund also maintained a significant allocation to overnight tri-party repurchase agreements during the period. The Fund targeted a range of
65-80 days duration.

Describe Fund positioning at period end.

•	As of period end, the Fund’s duration was 77 days. The Fund was invested mainly in US Treasury notes and repurchase agreements, with a smaller allocation to US Treasury bills.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	55%
Repurchase Agreements	45

Maturity Breakdown	Percent of Net Assets
1-7 days	46%
8-14 days	—
15-30 days	—
31-60 days	—
61-90 days	15
91-120 days	16
121-150 days	1
> 150 days	22

6	BLACKROCK FUNDS	JULY 31, 2013

BlackRock Short-Term Treasury Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and adminstration fees, if any. Institutional Daily Shares do not have a sales charge.

[2]

Under normal market conditions, Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US Treasury bills, notes, trust receipts and direct obligations of the United States.

[3]	An index that measures total return on cash including price and interest income, based on short-term government Treasury bills at about 90-day maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013

				Total Returns[6]
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	Since Inception[7]
Institutional Daily	(0.01)%	(2.66)%	0.01%	0.01%
BofA Merrill Lynch 0-3 Month US Treasury Bill Index	—	—	0.03	0.05

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

[6]

Aggregate total returns reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
BlackRock Short-Term Treasury Fund
Institutional Daily	$1,000.00	$1,000.10	$0.50	$1,000.00	$1,024.30	$0.50	0.10%

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2013	7

Fund Summary as of July 31, 2013	BlackRock Ultra-Short Obligations Fund

Investment Objective

BlackRock Ultra-Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

•	On July 9, 2013, the Fund issued Institutional Shares.

How did the Fund perform?

•	Since the Fund’s inception on November 15, 2012 through July 31, 2013, the Fund outperformed its performance benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index.

What factors influenced performance?

•	The Fund’s relative outperformance was attributable to its allocation to non-government credit securities such as corporate bonds, which are not represented in the benchmark index.

•	There were no detractors from the Fund’s performance relative to the benchmark index during the period.

Describe recent portfolio activity.

•

During the period, changes in the Fund were negligible with a slight shift in overall portfolio duration to 78 days from 85 days and in spread duration to 108 days from 127 days, thereby reducing the Fund’s sensitivity to interest rate movements.

Describe Fund positioning at period end.

•

As of period end, 33% of the Fund’s net assets were invested in floating rate securities. The Fund continued to maintain non-benchmark exposure to credit securities with a concentration in high-quality bank obligations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Corporate Bonds	44%
Commercial Paper	27
Certificates of Deposit	13
Repurchase Agreements	13
Corporate Notes	3

Maturity Breakdown	Percent of Net Assets
1-7 days	13%
8-14 days	8
15-30 days	6
31-60 days	11
61-90 days	12
91-120 days	10
121-150 days	9
> 150 days	31

8	BLACKROCK FUNDS	JULY 31, 2013

BlackRock Ultra-Short Obligations Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and adminstration fees, if any. BlackRock and Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, Fund invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements.

[3]	An unmanaged index that tracks 3-Month US Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013

				Total Returns[6]
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	Since Inception[7]
BlackRock	0.46%	(0.71)%	0.20%	0.25%
Institutional	0.43	(0.83)	0.16	0.19
BofA Merrill Lynch 3-Month US Treasury Bill Index	—	—	0.05	0.06

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

[6]

Aggregate total returns reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on November 15, 2012. Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
BlackRock Ultra-Short Obligations Fund
BlackRock	$1,000.00	$1,001.98	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
Institutional	$1,000.00	$1,000.20	$0.08	$1,000.00	$1,024.15	$0.65	0.13%

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown) for BlackRock Shares; and multiplied by 23/365 (to reflect the period shown) for Institutional Shares.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2013	9

About Fund Performance

•

BlackRock, Institutional and Institutional Daily Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to July 9, 2013, BlackRock Short Obligations and BlackRock Ultra-Short Obligations Funds’ Institutional Shares performance results are those of BlackRock Shares restated to reflect Institutional Shares fees.

Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2013 and held through July 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock Short Obligations Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Automobiles — 4.0%
Daimler Finance North America LLC, 0.87%, 1/09/15 (a)(b)	$500	$501,645
Volkswagen International Finance NV, 0.88%, 4/01/14 (a)(b)	500	500,691

		1,002,336
Commercial Banks — 29.2%
Australia & New Zealand Banking Group Ltd., 0.47%, 5/07/15 (a)(b)	400	399,861
The Bear Stearns Cos. LLC, 5.70%, 11/15/14	500	530,753
BPCE SA, 2.38%, 10/04/13 (a)	625	626,806
Commonwealth Bank of Australia, 1.95%, 3/16/15	350	357,241
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 0.75%, 3/18/16 (b)	500	501,957
Credit Suisse USA, Inc.:
5.50%, 8/15/13	295	295,429
5.13%, 1/15/14	250	255,201
HSBC Bank PLC, 2.00%, 1/19/14 (a)	750	755,660
ING Bank NV, 2.00%, 10/18/13 (a)	500	501,355
Nordea Bank AB:
1.75%, 10/04/13 (a)	380	380,950
1.17%, 1/14/14 (a)(b)	500	502,113
Rabobank Nederland N.V., 0.62%, 4/14/14 (b)	400	400,975
Societe Generale SA, 1.59%, 12/13/13 (a)(b)	300	301,020
Svenska Handelsbanken AB, 0.72%, 3/21/16 (b)	500	501,311
Wells Fargo Bank NA, 0.54%, 7/20/15 (b)	500	499,909
Westpac Banking Corp., 1.01%, 3/31/14 (a)(b)	500	502,213

		7,312,754
Diversified Financial Services — 5.1%
General Electric Capital Corp.:
5.90%, 5/13/14	500	521,201
0.53%, 9/15/14 (b)	250	250,475
Toyota Motor Credit Corp., 0.44%, 12/05/14 (b)	500	500,351

		1,272,027
Diversified Telecommunication Services — 2.0%
AT&T, Inc., 0.66%, 2/12/16 (b)	500	501,441
Finance — 2.0%
John Deere Capital Corp., 0.34%, 1/12/15 (b)	500	499,793
Food Products — 3.0%
General Mills, Inc., 0.56%, 1/29/16 (b)	250	249,877
Kellogg Co., 0.51%, 2/13/15 (b)	500	500,231

		750,108
Health Care Equipment & Supplies — 1.6%
Baxter International, Inc., 0.44%, 12/11/14 (b)	390	390,159
Health Care Providers & Services — 3.2%
Principal Life Global Funding II, 0.64%, 5/27/16 (a)(b)	500	500,559
Unitedhealth Group, Inc., 0.40%, 8/28/14 (b)	300	300,022

		800,581
Media — 2.0%
NBCUniversal Media LLC, 2.10%, 4/01/14	500	505,485
Metals & Mining — 2.0%
Rio Tinto Finance USA PLC, 1.11%, 6/17/16 (b)	500	500,143

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels — 2.2%
Total Capital Canada Ltd., 0.65%, 1/15/16 (b)	$300	$301,991
TransCanada Pipelines Ltd., 0.95%, 6/30/16 (b)	250	251,149

		553,140
Wireless Telecommunication Services — 6.1%
Cellco Partnership/Verizon Wireless Capital LLC:
7.38%, 11/15/13	500	509,198
5.55%, 2/01/14	500	511,559
Vodafone Group PLC, 0.66%, 2/19/16 (b)	500	499,817

		1,520,574
Total Long-Term Investments
(Cost — $15,596,006) — 62.4%		15,608,541

Short-Term Securities
Certificates of Deposit
Yankee (c) — 13.8%
Bank of Nova Scotia, Houston, 0.48%, 3/27/14 (b)	500	500,776
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 0.74%, 4/02/14 (b)	500	501,466
Barclays Bank PLC, New York, 0.71%, 9/10/13	250	250,153
BNP Paribas S.A., New York, 0.39%, 11/15/13	500	500,148
Credit Industriel et Commercial, New York, 0.54%, 12/05/13	300	300,253
Credit Suisse, New York, 0.69%, 12/06/13	250	250,390
Deutsche Bank AG, New York, 0.71%, 2/05/14	250	250,444
National Australia Bank Ltd., New York, 1.47%, 1/30/14 (b)	900	905,891
Total Certificates of Deposit — 13.8%		3,459,521

Commercial Paper (d)
Charta LLC, 0.41%, 11/20/13	500	499,689
Daimler Finance North America LLC, 0.95%, 11/05/13	375	374,657
Erste Abwicklungsanstalt, 0.43%, 9/12/13	500	499,887
Reckitt Benckiser TSY:
0.60%, 12/09/13	500	499,617
0.55%, 1/03/14	300	299,722
Suncorp Metway Ltd., 0.55%, 8/20/13	300	299,975
Tesco Treasury Services PLC:
0.36%, 9/27/13	250	249,884
0.53%, 1/31/14	250	249,415
Vodafone Group PLC, 0.80%, 1/02/14	500	499,102
Total Commercial Paper — 13.9%		3,471,948

Corporate Notes — 2.0%
UBS AG, 2.25%, 8/12/13	500	500,159

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	11

Schedule of Investments (continued)	BlackRock Short Obligations Fund
(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Barclays Capital, Inc., 0.74%, 11/22/13 (Purchased on 5/28/13 to be repurchased at $752,744, collateralized by various corporate/debt obligations, 4.50% to 11.50% due from 12/15/14 to 8/01/33, aggregate par and fair value of $866,886 and $896,788, respectively)	$750	$750,000
Total Value of Barclays Capital, Inc. (collateral value of $896,788)		750,000
Mizuho Securities USA, Inc., 1.17%, 9/03/13 (e) (Purchased on 3/04/13 to be repurchased at $251,479, collateralized by various U.S. government sponsored agency, U.S. Treasury Note and corporate/debt obligations, 1.50% to 6.31% due from 12/31/13 to 4/25/42, aggregate par and fair value of $1,558,337 and $267,868, respectively)	250	250,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $267,868)		250,000

Repurchase Agreements	Par (000)	Value
RBS Securities, Inc., 1.10%, 9/03/13 (Purchased on 6/05/13 to be repurchased at $752,063, collateralized by various corporate/debt and U.S.government sponsored agency obligations, 0.00% to 7.15% due from 8/15/33 to 9/27/45, aggregate par and fair value of $58,423,049 and $801,365, respectively)	$750	$750,000
Total Value of RBS Securities, Inc. (collateral value of $801,365)		750,000

Total Repurchase Agreements — 7.0%		1,750,000
Total Short-Term Securities (Cost — $9,174,780) — 36.7%		9,181,628
Total Investments (Cost $24,770,786) — 99.1%		24,790,169
Other Assets Less Liabilities — 0.9%		230,900

Net Assets — 100.0%		$25,021,069

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer is a US branch of a foreign domiciled bank.

(d)	Rate shown reflects the discount rate at the time of purchase.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock Short Obligations Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$15,608,541	—	$15,608,541
Short-Term Securities	—	9,181,628	—	9,181,628
Total	$—	$24,790,169	—	$24,790,169

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, cash of $164,628 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	13

Schedule of Investments July 31, 2013	BlackRock Short-Term Treasury Fund
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills: (a)
0.10%, 10/10/13	$500	$499,974
0.17%, 11/14/13	250	249,972
U.S. Treasury Notes:
0.13%, 9/30/13	700	700,082
0.50%, 10/15/13	1,050	1,050,943
0.25%, 10/31/13	2,100	2,100,985
0.50%, 11/15/13	100	100,125
0.25%, 11/30/13	150	150,094
0.25%, 1/31/14	1,150	1,150,943
0.25%, 2/28/14	1,400	1,401,257
0.25%, 4/30/14	650	650,635
0.63%, 7/15/14	150	150,685
Total U.S. Treasury Obligations — 54.7%		8,205,695

Repurchase Agreements
Credit Suisse Securities (USA) LLC, 0.05%, 8/01/13 (Purchased on 7/31/13 to be repurchased at $1,000,001, collateralized by U.S. Treasury Note, 2.50% due at 4/30/15, par and fair value of $980,000 and $1,024,061, respectively)	1,000	1,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $1,024,061)		1,000,000
Deutsche Bank Securities, Inc., 0.08%, 8/01/13 (Purchased on 7/31/13 to be repurchased at $1,000,002, collateralized by U.S. Treasury Note, 2.38% due at 2/28/15, par and fair value of $977,400 and $1,020,038, respectively)	1,000	1,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $1,020,038)		1,000,000
HSBC Securities (USA), Inc., 0.07%, 8/01/13 (Purchased on 7/31/13 to be repurchased at $1,000,002, collateralized by U.S. Treasury Note, 1.00% due at 9/30/16, par and fair value of $1,010,000 and $1, 023, 234, respectively)	1,000	1,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $1,023,234)		1,000,000

Repurchase Agreements	Par (000)	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06%, 8/01/13 (Purchased on 7/31/13 to be repurchased at $1,000,002, collateralized by U.S. Treasury Note, 0.75% due at 6/30/17, par and fair value of $1,029,600 and $1, 020, 037, respectively)	$1,000	$1,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $1,020,037)		1,000,000
Mizuho Securities USA, Inc., 0.06%, 8/01/13 (Purchased on 7/31/13 to be repurchased at $822,001, collateralized by U.S. Treasury Note, 1.50% due at 12/31/13, par and fair value of $832,600 and $838,465, respectively)	822	822,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $838,465)		822,000
Morgan Stanley & Co. LLC, 0.06%, 8/01/13 (Purchased on 7/31/13 to be repurchased at $1,000,002, collateralized by various U.S. Treasury obligations, 0.00% to 1.00% due from 9/30/16 to 11/15/39, aggregate par and fair value of $2,747,118 and $1,020,000, respectively)	1,000	1,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $1,020,000)		1,000,000
RBS Securities, Inc., 0.06%, 8/01/13 (Purchased on 7/31/13 to be repurchased at $1,000,002, collateralized by U.S. Treasury Note, 1.25% due at 2/29/20, par and fair value of $1,060,000 and $1,023,109, respectively)	1,000	1,000,000
Total Value of RBS Securities, Inc. (collateral value of $1,023,109)		1,000,000

Total Repurchase Agreements — 45.5%		6,822,000
Total Investments (Cost $15,025,959) — 100.2%		15,027,695
Liabilities in Excess of Other Assets — (0.2)%		(25,956)

Net Assets — 100.0%		$15,001,739

Notes to Schedule of Investments

(a)	Rate shown reflects the discount rate at the time of purchase.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock Short-Term Treasury Fund

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$15,027,695	—	$15,027,695

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, cash of $2,006 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	15

Schedule of Investments July 31, 2013	BlackRock Ultra-Short Obligations Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Automobiles — 4.4%
Daimler Finance North America LLC, 1.47%, 9/13/13 (a)	$500	$500,514
Volkswagen International Finance NV, 1.63%, 8/12/13	600	600,132

		1,100,646
Commercial Banks — 31.4%
Australia and New Zealand Banking Group Ltd.:
1.27%, 12/20/13 (a)(b)	410	411,455
1.01%, 1/10/14 (a)	200	200,635
BNP Paribas SA, 1.17%, 1/10/14 (a)	300	300,792
BPCE SA, 2.38%, 10/04/13 (b)	800	802,311
Commonwealth Bank of Australia, 0.97%, 8/07/13 (a)(b)	400	400,021
Credit Agricole SA, 1.72%, 1/21/14 (a)(b)	650	653,354
Credit Suisse USA, Inc., 5.50%, 8/15/13	704	705,024
HSBC Bank PLC:
0.93%, 8/12/13 (a)(b)	300	300,040
2.00%, 1/19/14 (b)	250	251,887
ING Bank NV:
2.00%, 10/18/13 (b)	600	601,626
2.00%, 10/18/13	500	501,355
JPMorgan Chase & Co., 1.02%, 5/02/14 (a)	300	301,399
Nordea Bank AB, 1.75%, 10/04/13 (b)	250	250,625
Royal Bank of Canada, 0.48%, 9/03/13 (a)	220	220,082
Societe Generale SA, 2.20%, 9/14/13 (b)	800	801,280
Svenska Handelsbanken AB, 4.88%, 6/10/14 (b)	1,000	1,036,691
Westpac Banking Corp., 1.00%, 12/09/13 (a)	120	120,283

		7,858,860
Computers & Peripherals — 1.0%
International Business Machines Corp., 6.50%, 10/15/13	250	252,995
Diversified Financial Services — 2.5%
General Electric Capital Corp.:
1.27%, 9/23/13 (a)	410	410,601
0.34%, 12/20/13 (a)	200	199,964

		610,565
Metals & Mining — 2.1%
Rio Tinto Finance USA Ltd., 8.95%, 5/01/14	500	529,714
Wireless Telecommunication Services — 2.5%
Cellco Partnership/Verizon Wireless Capital LLC:
7.38%, 11/15/13	350	356,439
5.55%, 2/01/14	264	270,104

		626,543
Total Long-Term Investments (Cost — $10,982,170) — 43.9%		10,979,323

Short-Term Securities
Certificates of Deposit	Par (000)	Value
Yankee (c) — 13.2%
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 0.87%, 3/07/14 (a)	$400	$401,394
BNP Paribas S.A., New York, 0.42%, 9/05/13 (a)	250	250,048
Canadian Imperial Bank of Commerce, New York:
0.32%, 1/02/14 (a)	250	250,139
0.28%, 3/03/14 (a)	750	750,565
Credit Suisse, New York, 0.69%, 12/06/13	250	250,390
National Australia Bank Ltd., New York, 0.94%, 8/06/13 (a)	900	900,026
Rabobank Nederland N.V., New York, 0.33%, 8/09/13 (a)	500	499,999
Total Certificates of Deposit — 13.2%		3,302,561

Commercial Paper
BNP Paribas Finance, Inc., 0.40%, 9/06/13 (d)	355	354,942
BP Capital Market PLC, 0.45%, 8/06/13 (d)	250	249,997
British Telecommunications PLC, 0.72%, 3/07/14 (d)	500	498,412
Cafco LLC:
0.44%, 8/05/13 (d)	250	249,994
0.40%, 2/04/14 (d)	475	474,830
Charta LLC, 0.40%, 11/20/13 (d)	500	499,689
Ciesco LLC, 0.38%, 12/06/13 (d)	750	749,222
CRC Funding LLC, 0.31%, 8/12/13 (d)	500	499,963
Daimler Finance North America LLC, 0.95%, 11/05/13 (d)	375	374,657
Macquarie Bank Ltd., 0.42%, 1/15/14 (d)	250	249,610
Natexis Banques Populaires US, 0.45%, 1/17/14 (d)	250	249,602
Suncorp Metway Ltd.:
0.50%, 10/16/13 (d)	500	499,772
0.62%, 11/12/13 (d)	575	574,586
Vodafone Group PLC:
0.58%, 1/02/14 (d)	500	499,102
0.73%, 1/02/14 (d)	250	249,551
Westpac Banking Corp., 0.31%, 11/29/13 (a)	500	499,966
Total Commercial Paper — 27.1%		6,773,895

Corporate Notes — 3.4%
Sanofi-Aventis SA, 0.59%, 3/28/14 (a)	860	861,902

Money Market Funds — 0.1%	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (e)(f)	18,935	18,935

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Ultra-Short Obligations Fund
(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Barclays Capital, Inc.,
0.74%, 11/22/13	$750	$750,000
(Purchased on 5/28/13 to be repurchased at $752,744, collateralized by various corporate/debt obligations,
4.50% to 11.50% due from 10/15/14 to
5/21/43, aggregate par and fair value of
$868,388 and $896,650, respectively)
Total Value of Barclays Capital, Inc. (collateral value of $896,650)		750,000
Citigroup Global Markets, Inc.,
0.34%, 8/01/13	500	500,000
(Purchased on 7/31/13 to be repurchased at $500,005, collateralized by various corporate/debt obligations,
0.00% to 6.02% due from 5/25/15 to
5/10/63, aggregate par and fair value of
$1,128,751 and $536,066, respectively)
Total Value of Citigroup Global Markets, Inc. (collateral value of $536,066)		500,000
Deutsche Bank Securities, Inc.,
0.36%, 8/07/13 (g)	750	750,000
(Purchased on 5/15/13 to be repurchased at $750,675, collateralized by various corporate/debt obligations,
0.00% to 12.75% due from 4/01/14 to
12/11/49, aggregate par and fair value of
$982,551 and $859,001, respectively)
Total Value of Deutsche Bank Securities, Inc. (collateral value of $859,001)		750,000
J.P. Morgan Securities LLC,
0.57%, 8/22/13	750	750,000
(Purchased on 5/21/13 to be repurchased at $751,104, collateralized by various corporate/debt obligations,
0.28% to 6.63% due from 3/15/28 to
2/15/51, aggregate par and fair value of
$2,107,654 and $883,046, respectively)
Total Value of J.P. Morgan Securities LLC (collateral value of $883,046)		750,000

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc.,
1.17%, 9/03/13 (h)	$250	$250,000
(Purchased on 3/04/13 to be repurchased at $251,479, collateralized by various corporate/debt, U.S. government sponsored agency and U.S.
Treasury Note obligations, 1.50% to 6.19% due from 12/31/13 to 2/25/42, aggregate par and fair value of
$2,105,665 and $267,851, respectively)
Total Value of Mizuho Securities USA, Inc. (collateral value of $267,851)		250,000
RBS Securities, Inc.,
1.10%, 9/03/13	250	250,000
(Purchased on 6/05/13 to be repurchased at $250,688, collateralized by various corporate/debt and U.S. government sponsored agency obligations,
0.00% to 7.15% due from 8/15/33 to
9/27/45, aggregate par and fair value of
$19,069,914 and $268,190, respectively)
Total Value of RBS Securities, Inc. (collateral value of $268,190)		250,000

Total Repurchase Agreements — 13.0%		3,250,000
Total Short-Term Securities
(Cost — $14,201,408) — 56.8%		14,207,293
Total Investments (Cost $25,183,578) — 100.7%		25,186,616
Liabilities in Excess of Other Assets — (0.7)%		(182,130)

Net Assets — 100.0%		$25,004,486

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer is a US branch of a foreign domiciled bank.

(d)	Rate shown reflects the discount rate at the time of purchase.

(e)	Investments in issuers considered to be an affiliate of the Fund during the period ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity (Shares)	Shares held at July 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	18,935	18,935	$164

(f)	Represents the current yield as of report date.

(g)	Rate shown is as of report date and maturity shown is the final maturity date or the date the principal owed can be recovered through demand.

(h)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	17

Schedule of Investments (concluded)	BlackRock Ultra-Short Obligations Fund

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$10,979,323	—	$10,979,323
Short-Term Securities	$18,935	14,188,358	—	14,207,293
Total	$18,935	$25,167,681	—	$25,186,616

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, cash of $1,381 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2013

Statements of Assets and Liabilities

July 31, 2013	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Assets
Investments at value — unaffiliated[1]	$23,040,169	$8,205,695	$21,917,681
Investments at value — affiliated[2]	—	—	18,935
Repurchase agreements at value[3]	1,750,000	6,822,000	3,250,000
Cash	164,628	2,006	1,381
Interest receivable	79,092	5,278	92,553
Deferred offering costs	57,926	26,580	56,844
Receivable from Manager	22,542	29,884	18,318
Prepaid expenses	1,110	1,979	1,110

Total assets	25,115,467	15,093,422	25,356,822

Liabilities
Investments purchased payable	—	50,240	261,196
Offering costs payable	38,000	—	38,000
Professional fees payable	38,223	32,702	38,845
Income dividends payable	11,176	127	8,381
Printing fees payable	3,105	2,304	3,105
Officer’s and Trustees’ fees payable	788	781	788
Other affiliates payable	410	154	409
Other accrued expenses payable	2,696	5,375	1,612

Total liabilities	94,398	91,683	352,336

Net Assets	$25,021,069	$15,001,739	$25,004,486

Net Assets Consist of
Paid-in capital	$24,988,938	$14,993,791	$24,989,902
Undistributed (distributions in excess of) net investment income	11,109	6,196	10,098
Accumulated net realized gain	1,639	16	1,448
Net unrealized appreciation/depreciation	19,383	1,736	3,038

Net Assets	$25,021,069	$15,001,739	$25,004,486

[1] Investments at cost — unaffiliated	$23,020,786	$8,203,959	$21,914,643
[2] Investments at cost — affiliated	—	—	$18,935
[3] Repurchase agreements at cost	$1,750,000	$6,822,000	$3,250,000

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	19

Statements of Assets and Liabilities (concluded)

July 31, 2013	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Net Asset Value
BlackRock
Net assets	$15,017,138	—	$15,003,329

Shares outstanding[4]	1,500,450	—	1,500,060

Net asset value	$10.01	—	$10.00

Instititional
Net assets	$10,003,931	—	$10,001,157

Shares outstanding[4]	1,000,000	—	1,000,000

Net asset value	$10.00	—	$10.00

Instititional Daily
Net assets	—	$15,001,739	—

Shares outstanding[4]	—	1,500,000	—

Net asset value	—	$10.00	—

[4]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2013

Statements of Operations

Period November 15, 2012[1] to July 31, 2013	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Investment Income
Interest — unaffiliated	$104,667	$13,157	$84,709
Interest — affiliated	—	—	164

Total Income	104,667	13,157	84,873

Expenses
Investment advisory	44,201	26,509	44,188
Organization and offering	57,108	69,603	55,424
Professional	43,649	43,931	44,272
Administration	13,260	7,952	13,256
Administration — BlackRock	4,269	—	4,269
Administration — Institutional	151	—	151
Administration — Institutional Daily	—	2,650	—
Printing	5,568	3,728	5,568
Officer and Trustees	3,140	2,898	3,140
Custodian	4,526	12,224	2,817
Transfer agent — BlackRock	23	—	23
Transfer agent — Institutional	5	—	5
Transfer agent — Institutional Daily	—	166	—
Miscellaneous	4,413	5,241	4,379

Total expenses	180,313	174,902	177,492
Less fees waived by Manager	(44,376)	(26,610)	(44,387)
Less administration fees waived	(13,260)	(7,952)	(13,256)
Less administration fees waived — BlackRock	(4,269)	—	(4,269)
Less administration fees waived — Institutional Daily	—	(2,650)	—
Less transfer agent fees waived — BlackRock	(47)	—	(50)
Less transfer agent fees waived — Institutional Daily	—	(31)	—
Less transfer agent fees reimbursed — BlackRock	(23)	—	(23)
Less transfer agent fees reimbursed — Institutional Daily	—	(135)	—
Less expenses reimbursed by Manager	(95,229)	(125,414)	(93,860)

Total expenses after fees waived and reimbursed	23,109	12,110	21,647

Net investment income	81,558	1,047	63,226

Realized and Unrealized Gain
Net realized gain from investments	1,639	16	1,448
Net change in unrealized appreciation/depreciation	19,383	1,736	3,038

Net realized and unrealized gain	21,022	1,752	4,486

Net Increase in Net Assets Resulting from Operations	$102,580	$2,799	$67,712

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	21

Statements of Changes in Net Assets

	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund
	Period	Period	Period
	November 15, 2012[1]	November 15, 2012[1]	November 15, 2012[1]
	to	to	to
Increase (Decrease) in Net Assets:	July 31, 2013	July 31, 2013	July 31, 2013

Operations
Net investment income	$81,558	$1,047	$63,226
Net realized gain	1,639	16	1,448
Net change in unrealized appreciation/depreciation	19,383	1,736	3,038

Net increase in net assets resulting from operations	102,580	2,799	67,712

Dividends to Shareholders From[2]
Net investment income:
BlackRock	(78,450)	—	(60,959)
Institutional	(3,061)	—	(2,267)
Institutional Daily	—	(1,060)	—

Decrease in net assets resulting from dividends to shareholders	(81,511)	(1,060)	(63,226)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	25,000,000	15,000,000	25,000,000

Net Assets
Total increase in net assets	25,021,069	15,001,739	25,004,486
Beginning of period	—	—	—

End of period	$25,021,069	$15,001,739	$25,004,486

Undistributed (distributions in excess of) net investment income at end of period	$11,109	$6,196	10,098

[1]	Commencement of operations.
[2]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2013

Financial Highlights	BlackRock Short Obligations Fund

	BlackRock	Institutional
	Period	Period
	November 15, 2012[1]	July 9, 2013[1]
	to	to
	July 31, 2013	July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.03	0.00 [3]
Net realized and unrealized gain	0.01	0.00 [3]

Net increase from investment operations	0.04	0.00 [3]

Dividends from net investment income[4]	(0.03)	(0.00)[5]

Net asset value, end of period	$10.01	$10.00

Total Investment Return[6,7]
Based on net asset value	0.43%	0.03%

Ratios to Average Net Assets[8]
Total expenses	1.00%[9]	1.53%[10]

Total expenses after fees waived and reimbursed	0.13%	0.13%

Net investment income	0.46%	0.51%

Supplemental Data
Net assets, end of period (000)	$15,017	$10,004

Portfolio turnover	35%	35%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Dividends are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for BlackRock Shares would have been 1.00%.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.53%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	23

Financial Highlights	BlackRock Short-Term Treasury Fund

Institutional Daily
Period
November 15, 2012[1]
to
July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.00 [3]
Net realized and unrealized gain	0.00 [3]

Net increase from investment operations	0.00 [3]

Dividends from net investment income[4]	(0.00)[5]

Net asset value, end of period	$10.00

Total Investment Return[6,7]
Based on net asset value	0.01%

Ratios to Average Net Assets[8]
Total expenses[9]	1.64%

Total expenses after fees waived and reimbursed	0.11%

Net investment income	0.01%

Supplemental Data
Net assets, end of period (000)	$15,002

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Dividends are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Daily Shares would have been 1.65%.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2013

Financial Highlights	BlackRock Ultra-Short Obligations Fund

	BlackRock	Institutional
	Period	Period
	November 15, 2012[1]	July 9, 2013[1]
	to	to
	July 31, 2013	July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.03	0.00 [3]
Net realized and unrealized gain	0.00 [3]	0.00 [3]

Net increase from investment operations	0.03	0.00 [3]

Dividends from net investment income[4]	(0.03)	(0.00)[5]

Net asset value, end of period	$10.00	$10.00

Total Investment Return[6,7]
Based on net asset value	0.25%	0.02%

Ratios to Average Net Assets[8]
Total expenses	0.99%[9]	1.32%[10]

Total expenses after fees waived and reimbursed	0.12%	0.13%

Net investment income	0.36%	0.38%

Supplemental Data
Net assets, end of period (000)	$15,003	$10,001

Portfolio turnover	91%	91%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Dividends are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for BlackRock Shares would have been 0.99%.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.32%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	25

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massa-chusetts business trust. BlackRock Short Obligations Fund (“Short Obligations”), BlackRock Short-Term Treasury Fund (“Short-Term Treasury”) and BlackRock Ultra-Short Obligations Fund (“Ultra-Short Obligations”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds is classified as diversified. Each Fund commenced operations on November 15, 2012. Short Obligations, Short-Term Treasury and Ultra-Short Obligations offer separate classes of shares. On July 9, 2013, Short Obligations and Ultra-Short Obligations issued Institutional Shares. The BlackRock and Institutional Shares of Short Obligations and Ultra-Short Obligations and the Institutional and Institutional Daily Shares of Short-Term Treasury have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premium and discount on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable

26	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standard Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. The Manager reimbursed Short Obligations, Short-Term Treasury and Ultra-Short Obligations $1,248, $3,443 and $2,174, respectively, which are included in expenses reimbursed by Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by a Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults, a Fund could experience losses if the fair value of the collateral declines as well as delays and costs in liquidating the collateral.

Master Repurchase Agreements (MRA) permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price to be received by a Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund recognizes a liability with respect to such excess collateral to reflect a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net

BLACKROCK FUNDS	JULY 31, 2013	27

Notes to Financial Statements (continued)

assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.250%
$1 billion - $3 billion	0.240%
$3 billion - $5 billion	0.230%
$5 billion - $10 billion	0.220%
Greater than $10 billion	0.210%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the period ended July 31, 2013, the Manager waived $175, $101 and $199 for Short Obligations, Short-Term Treasury and Ultra-Short Obligations, respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 million	0.075%
$500 million - $1 billion	0.065%
Greater than $1 billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 million	0.025%
$500 million - $1 billion	0.015%
Greater than $1 billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations. For the period ended July 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration — class specific, administration fees waived and administration fees waived — class specific in the Statements of Operations:

Short Obligations	$63
Short-Term Treasury	—
Ultra-Short Obligations	$63

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Short Obligations		Short-Term Treasury	Ultra-Short Obligations
	Contractual[1]	Voluntary2,,[3]	Contractual[1]	Contractual[1]	Voluntary[2,4]
BlackRock	0.30%	0.10%	—	0.25%	0.10%
Institutional	0.35%	0.20%	0.20%[5]	0.30%	0.20%
Institutional Daily	—	—	0.20%	—	—

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2014 unless approved by the Board, including a majority of the independent trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.

[3]	Prior to December 17, 2012, Short Obligations had a voluntary expense cap of 0.25% and from December 17, 2012 to January 22, 2013 a voluntary expense cap of 0.18%.

[4]	Prior to January 22, 2013, Ultra-Short Obligations had a voluntary expense cap of 0.18%.

[5]	There were no shares outstanding as of July 31, 2013.

28	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses to enable Short-Term Treasury to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by Manager. The Manager may discontinue the waiver or reimbursement at any time.

These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as administration fees waived — class specific, and transfer agent fees reimbursed — class specific and expenses reimbursed, respectively, in the Statements of Operations. For the period ended July 31, 2013, the Manager waived $44,201, $26,509 and $44,188 of investment advisory fees for Short Obligations, Short-Term Treasury and Ultra-Short Obligations, respectively, which are included in fees waived by Manager. The Manager reimbursed expenses of $93,981, $121,971 and $91,686 for Short Obligations, Short-Term Treasury and Ultra-Short Obligations, respectively, which are included in expenses reimbursed by Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring July 31,
2015
Short Obligations
Fund Level	$82,787
BlackRock	$4,339
Short-Term Treasury
Fund Level	$143,220
Institutional Daily	$2,816
Ultra-Short Obligations
Fund Level	$82,082
BlackRock	$4,341

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

5. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the period ended July 31, 2013, were as follows:

	Purchases	Sales
Short Obligations	$22,473,265	$4,329,834
Ultra-Short Obligations	$19,765,962	$6,621,938

Purchases and sales of US government securities, for the period ended July 31, 2013, were as follows:

	Purchases	Sales
Short-Term Treasury	$7,457,753	—
Ultra-Short Obligations	$1,514,021	$1,513,922

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013 attributable to non-deductible expenses were reclassified to the following accounts:

	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Paid in-Capital	$(11,062)	$(6,209)	$(10,098)
Undistributed net investment income	$11,062	$6,209	$10,098

The tax character of distributions paid during the period ended July 31, 2013, was as follows:

	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Ordinary income	$81,511	$1,060	$63,226

As of July 31, 2013, the tax components of accumulated net earnings were as follows:

	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Undistributed ordinary income	$12,748	$6,212	$11,546
Net unrealized gains[1]	19,383	1,736	3,038

Total	$32,131	$7,948	$14,584

[1]	As of July 31, 2013, there were no significant differences between the book and tax components of net assets.

BLACKROCK FUNDS	JULY 31, 2013	29

Notes to Financial Statements (continued)

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal tax purposes were as follows:

	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Tax cost	$24,770,786	$15,025,959	$25,183,578

Gross unrealized appreciation	$22,333	$1,736	$6,834
Gross unrealized depreciation	(2,950)	—	(3,796)

Net unrealized appreciation	$19,383	$1,736	$3,038

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value as recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2013, Short Obligations and Ultra-Short Obligations invested a significant portion of its assets in securities in the financial services sector. Changes in economic conditions affecting the financial services sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period
	November 15, 2012[1]
	to
	July 31, 2013
Short Obligations	Shares	Amount
BlackRock
Shares sold	2,500,001	$25,000,010
Shares redeemed	(999,551)	(10,000,010)

Net increase	1,500,450	$15,000,000

	Period
	July 9, 2013[1]
	to
	July 31, 2013
Institutional
Shares sold	1,000,000	10,000,000

Net increase	1,000,000	$10,000,000

Total Net Increase	2,500,450	$25,000,000

	Period
	November 15, 2012[1]
	to
Short-Term Treasury	July 31, 2013
Institutional Daily
Shares sold	1,500,001	$15,000,010
Shares redeemed	(1)	(10)

Net increase	1,500,000	$15,000,000

	Period
	November 15, 2012[1]
	to
Ultra-Short Obligations	July 31, 2013
BlackRock
Shares sold	2,500,301	$25,003,010
Shares issued in reinvestment of dividends	—	2
Shares redeemed	(1,000,241)	(10,003,012)

Net increase	1,500,060	$15,000,000

[1]	Commencement of operations.

30	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (concluded)

Ultra-Short Obligations (concluded)		Period July 9, 2013[1] to July 31, 2013
	Shares	Amount
Institutional
Shares sold	1,000,000	$10,000,000

Net increase	1,000,000	$10,000,000

Total Net Increase	2,500,060	$25,000,000

[1]	Commencement of operations.

At July 31, 2013, all shares outstanding were owned by affiliates.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JULY 31, 2013	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Short Obligations Fund, BlackRock Short-Term Treasury Fund and BlackRock Ultra-Short Obligations Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Short Obligations Fund, BlackRock Short-Term Treasury Fund and BlackRock Ultra-Short Obligations Fund (three of the series constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) at July 31, 2013, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the period November 15, 2012 (commencement of operations) through July 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, PA

September 26, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Funds during the fiscal year ended July 31, 2013:

Interest Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents[1]
Short Obligations	95.81%
Short-Term Treasury	69.49%
Ultra-Short Obligations	96.93%
Federal Obligation Interest[2]
Short-Term Treasury	69.49%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

32	BLACKROCK FUNDS	JULY 31, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 108 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 108 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 108 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 108 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 108 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 108 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 108 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 108 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 108 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2005	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 108 Portfolios	None

BLACKROCK FUNDS	JULY 31, 2013	33

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007	33 RICs consisting of 108 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 108 Portfolios	None

[1]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2007	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

34	BLACKROCK FUNDS	JULY 31, 2013

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

BLACKROCK FUNDS	JULY 31, 2013	35

Officers and Trustees (concluded)

Investment Advisor and	Accounting Agent,	Distributor	Independent Registered
Co-Administrator	Co-Administrator and	BlackRock Investments, LLC	Public Accounting Firm
BlackRock Advisors, LLC	Transfer Agent	New York, NY 10022	PricewaterhouseCoopers LLC
Wilmington, DE 19809	BNY Mellon Investment		Philadelphia, PA 19103
Servicing (US) Inc.
Wilmington, DE 19809

Custodian	Legal Counsel	Address of the Trust
The Bank of New York Mellon	Sidley Austin LLP	100 Bellevue Parkway
New York, NY 10286	New York, NY 10019	Wilmington, DE 19809

36	BLACKROCK FUNDS	JULY 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JULY 31, 2013	37

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK FUNDS	JULY 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	JULY 31, 2013	39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SHORTS-7/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) and Pricewaterhouse Coopers (“PWC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Commodity Strategies Fund	$33,500	$33,500	$0	$0	$0	$13,350	$0	$0
BlackRock Global Long/Short Credit Fund	$39,000	$39,000	$0	$0	$14,600	$14,100	$0	$0
BlackRock Multi-Asset Real Return Fund	$18,000	$0	$0	$0	$15,350	$0	$0	$0
BlackRock Short Obligations Fund	$21,600	$0	$0	$0	$9,600	$0	$0	$0
BlackRock Short-Term Treasury Fund	$21,600	$0	$0	$0	$0	$0	$0	$0
BlackRock Strategic Risk Allocation Fund	$30,000	$0	$0	$0	$12,850	$0	$0	$0
BlackRock Ultra-Short Obligations Fund	$23,400	$0	$0	$0	$9,600	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Commodity Strategies Fund	$0	$13,350
BlackRock Global Long/Short Credit Fund	$14,600	$14,100
BlackRock Multi-Asset Real Return Fund	$15,350	$0
BlackRock Short Obligations Fund	$9,600	$0
BlackRock Short-Term Treasury Fund	$0	$0
BlackRock Strategic Risk Allocation Fund	$12,850	$0
BlackRock Ultra-Short Obligations Fund	$9,600	$0

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 2, 2013